Registration No. 33-83750
                                                      Registration No. 811-8754
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

         Pre-Effective Amendment No.                                  [ ]


         Post-Effective Amendment No. 8                               [X]


                                    AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]


         Amendment No. 10                                             [X]


                       (Check appropriate box or boxes)

                           -------------------------

                            SEPARATE ACCOUNT No. 45
                                      of
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                          (Exact Name of Registrant)

                           -------------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                           -------------------------

                                  MARY P. BREEN
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
           The Equitable Life Assurance Society of the United States
             1290 Avenue of the Americas, New York, New York 10104
                    (Name and Address of Agent for Service)

                           -------------------------

                 Please send copies of all communications to:
                              PETER E. PANARITES
                        Freedman, Levy, Kroll & Simonds
                   1050 Connecticut Avenue, N.W., Suite 825
                            Washington, D.C. 20036
                           -------------------------

         Approximate Date of Proposed Public Offering:  Continuous

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485 .


[ ]      On (date) pursuant to paragraph (b) of Rule 485.

[X]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.


[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                             CROSS REFERENCE SHEET
                SHOWING LOCATION OF INFORMATION IN PROSPECTUSES


         FORM N-4 ITEM                     PROSPECTUS CAPTION
         -------------                     ------------------
 1.      Cover Page                        Cover Page

 2.      Definitions                       General Terms

 3.      Synopsis                          See Profile of Prospectus or
                                           Summary

 4.      Condensed Financial               Investment Performance - Money
         Information                       Market Fund Yield Information, -
                                           Provisions of the Certificates
                                           and Services We Provide - Annuity
                                           Account Value

 5.      General Description of            Equitable Life, The Separate Account
         Registrant, Depositor and         and The Investment Funds
         Portfolio Companies

 6.      Deductions and Expenses           Provisions of the Certificates
                                           and Services We Provide -
                                           Distribution of the Certificates,
                                           Deductions and Charges

 7.      General Description of            Provisions of
         Variable Annuity Contracts        the Certificates and Services We
                                           Provide

 8.      Annuity Period                    Provisions of the Certificates
                                           and Services We Provide

 9.      Death Benefit                     Provisions of the Certificates
                                           and Services We Provide - Death
                                           Benefit

10.      Purchases and Contract Value      Investment Performance,
                                           Provisions of the Certificates
                                           and Services We Provide

                             CROSS REFERENCE SHEET
                SHOWING LOCATION OF INFORMATION IN PROSPECTUSES


         FORM N-4 ITEM                     PROSPECTUS CAPTION
         -------------                     ------------------

11.      Redemptions                       Provisions of the Certificates
                                           and Services We Provide -
                                           Surrendering the Certificates to
                                           Receive the Cash Value,- Income
                                           Annuity Options, Deductions and
                                           Charges

12.      Taxes                             Tax Aspects of the Certificates

13.      Legal Proceedings                 Not Applicable

14.      Table of Contents of the          Statement of Additional Information
         Statement of Additional           Table of Contents
         Information

                             CROSS REFERENCE SHEET
                        SHOWING LOCATION OF INFORMATION
                    IN STATEMENTS OF ADDITIONAL INFORMATION


                                           STATEMENT OF ADDITIONAL
         FORM N-4 ITEM                     INFORMATION CAPTION
         -------------                     -------------------

15.      Cover Page                        Cover Page

16.      Table of Contents                 Table of Contents

17.      General Information               Prospectus Caption:
         and History                       Equitable Life, The Separate
                                           Account and The Investment Funds

18.      Services                          Not Applicable

19.      Purchases of Securities           Prospectus Caption:
         Being Offered                     Provisions of the Certificates and
                                           Services We Provide - Distribution
                                           of the Certificates

20.      Underwriters                      Prospectus Caption:
                                           Provisions of the Certificates
                                           and Services We Provide -
                                           Distribution of the Certificates

21.      Calculation of Performance        Accumulation Unit Values,
         Data                              Annuity Unit Values,
                                           Money Market Fund Yield
                                           Information, Intermediate
                                           Government Securities Fund
                                           Yield Information

22.      Annuity Payments                  Annuity Unit Values

23.      Financial Statements              Financial Statements

                                  SUPPLEMENT TO
                             EQUITABLE ACCUMULATORSM
                                (IRA, NQ AND QP)
                          PROSPECTUS DATED MAY 1, 1998

          COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES

                                   Issued By:
            The Equitable Life Assurance Society of the United States

--------------------------------------------------------------------------------

This prospectus supplement describes the baseBUILDERSM Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit offered to Annuitant issue ages 76 or older under the Equitable Accumulator (IRA, NQ and QP) Prospectus. Capitalized terms in this supplement have the same meaning as in the prospectus.

A different version of the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit than the versions discussed on page 26 of the prospectus under "baseBUILDER Benefits" is available for Annuitant issue ages 76 or older. The charge for this benefit is still 0.30% of the Guaranteed Minimum Income Benefit benefit base in effect on a Processing Date. The versions of the baseBUILDER Benefits described in the prospectus are not available at these Annuitant issue ages. The benefit for Annuitant issue ages 76 or older is as discussed below:

         The Guaranteed Minimum Income Benefit may be exercised only within 30 days following the 7th or later Contract Date anniversary, but in no event later than the Annuitant's age 90.

         The period certain will be 90 less the Annuitant's age at election.

The Guaranteed Minimum Death Benefit applicable to the combined benefit is as follows:

         4% Roll Up to Age 85 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 4% on each Contract Date anniversary through the Annuitant's age 85 (or at the Annuitant's death, if earlier), and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals.

The Guaranteed Minimum Income Benefit benefit base described on page 39 of the prospectus is as follows:

         The Guaranteed Minimum Income Benefit benefit base is equal to the initial contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 4% on each Contract Date anniversary through the Annuitant's age 85, and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise your Guaranteed Minimum Income Benefit.


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    Copyright 1998 The Equitable Life Assurance Society of the United States
     New York, New York 10104. Accumulator and baseBUILDER are service marks of The Equitable Life Assurance Society of the United States.


SUPPLEMENT DATED MAY 1, 1998

                                                                     MAY 1, 1998



THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

            PROFILE OF THE EQUITABLE ACCUMULATOR(SM) (IRA, NQ AND QP) COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES


This Profile is a summary of some of the more important points that you should know and consider before purchasing a Certificate. The Certificate is more fully described in the prospectus which accompanies this Profile. Please read the prospectus carefully.


1. THE ANNUITY CERTIFICATE. The Equitable Accumulator Certificate is a combination variable and fixed deferred annuity issued by Equitable Life. Certificates can be issued as individual retirement annuities (IRAS, which can be either TRADITIONAL IRAS or ROTH IRAS) or as non-qualified annuities (NQ) for after-tax contributions only. NQ Certificates may be used as an investment vehicle for certain types of qualified plans (QP). The Equitable Accumulator Certificate is designed to provide for the accumulation of retirement savings and for income through the investment, during an accumulation phase, of (a) rollover contributions, direct transfers from other individual retirement arrangements and additional IRA contributions or (b) after-tax money.

Your Equitable Life agent can provide you with information about other annuity products we offer and help you decide which one may best meet your needs.

You may allocate amounts to Investment Funds where your Certificate's value may vary up or down depending upon investment performance. You may also allocate amounts Guarantee Periods (also called GUARANTEED FIXED INTEREST ACCOUNTS) that when held to maturity provide guaranteed interest rates that we have set and a guarantee of principal. Also, the Special Dollar Cost Averaging Account (in states where approved) which is part of our general account and pays interest at guaranteed fixed interest rates, is available for our Special Dollar Cost Averaging program discussed below. If you make any transfers or withdrawals, the Guaranteed Fixed Interest Accounts' investment value may increase or decrease until maturity due to interest rate changes. Earnings accumulate under your Certificate on a tax-deferred basis until amounts are distributed. Amounts distributed under the Equitable Accumulator Certificate may be subject to income tax.

The Investment Funds offer the potential for better returns than the interest rates guaranteed under the Guaranteed Fixed Interest Accounts or the Special Dollar Cost Averaging Account, but the Investment Funds involve risk and you can lose money. You may make transfers among the Investment Funds and Guaranteed Fixed Interest Accounts. The value of Guaranteed Fixed Interest Accounts prior to their maturity fluctuates and you can lose money on premature transfers or


                                ---------------
    Copyright 1998 The Equitable Life Assurance Society of the United States, New York, New York 10104. Accumulator and baseBUILDER are service marks, and Income Manager is a registered service mark of The Equitable Life
                    Assurance Society of the United States.

withdrawals. Any transfers (other than Dollar Cost Averaging transfers) or withdrawals out of the Special Dollar Cost Averaging Account will cancel the program.

The  Certificate   provides  a  number  of   distribution   methods  during  the
accumulation phase and for converting to annuity income, which include the ASSURED PAYMENT OPTION, APO PLUS and other annuity benefits.

The Assured Payment Option may also be elected if you desire to start receiving a form of lifetime income immediately. When you elect the Assured Payment Option, your Certificate's value will be reduced to provide for guaranteed lifetime income. You may also elect APO Plus whereby a portion of your money is allocated to the Assured Payment Option, and the remaining amount is allocated to the Alliance Common Stock Fund or the Alliance Equity Index Fund, as you select. Every three years during the fixed period, a portion of your money in the selected Investment Fund is applied to increase the guaranteed payments, if applicable, under the Assured Payment Option. The amount accumulated under your Certificate during the accumulation phase will affect the amount of distribution or annuity benefits you receive.

You can elect the baseBUILDER(SM) at issue of the Certificate for an additional charge. The baseBUILDER provides a combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit. The Guaranteed Minimum Income Benefit provides a minimum amount of guaranteed lifetime income regardless of investment performance when converting, at specific times, to the Income Manager(R) (Life Annuity with a Period Certain) payout annuity certificate.


2.  ANNUITY  PAYMENTS.  When you are ready to start  receiving  income,  annuity income is available by applying your Certificate's value to an Income Manager payout annuity certificate. You can also have your IRA or NQ Certificate's value applied to any of the following ANNUITY BENEFITS: (1) Life Annuity - payments for your life, (2) Life Annuity - Period Certain - payments for your life, but with payments continuing to the beneficiary for the balance of the 5, 10, 15 or 20 years (as you select) if you die before the end of the selected period; (3) Life Annuity - Refund Certain - payments for your life, with payments continuing to the beneficiary after your death until any remaining amount applied to this option runs out; and (4) Period Certain Annuity - payments for a specified period of time, usually 5, 10, 15 or 20 years, with no life contingencies. Options (2) and (3) are also available as a Joint and Survivor Annuity - payments for your life, and after your death, continuation of payments to the survivor for life. Under QP Certificates the only Annuity Benefit available is Option (2) as a Life Annuity with a 10 Year Period Certain, or a Joint and Survivor Life Annuity with a 10 Year Period Certain. Annuity Benefits (other than the Refund Certain which is only available on a fixed basis) are available as a fixed annuity, or as a variable annuity, where the dollar amount of your payments will depend upon the investment performance of the Investment Funds. Once you begin receiving annuity payments, you cannot change your annuity benefit.


3. PURCHASE. You can purchase an Equitable Accumulator IRA Certificate by rolling over or transferring at least $5,000 or more from one or more individual retirement arrangements. Under a Traditional IRA Certificate you may add
additional amounts of $1,000 or more at any time (subject to certain restrictions). Additional amounts under a Traditional IRA Certificate are limited to

$2,000 per year, but additional rollover or IRA transfer amounts are unlimited. In certain cases, additional amounts may not be added to a Roth IRA Certificate.

An Equitable Accumulator NQ Certificate can be purchased with $5,000 or more. Additional amounts of $1,000 or more can be made at any time (subject to certain restrictions).

Certain restrictions apply to contributions under Equitable Accumulator QP Certificates.


4. INVESTMENT OPTIONS. You may invest in any or all of the following Investment Funds, which invest in shares of corresponding portfolios of The Hudson River Trust (HR TRUST) and EQ Advisors Trust (EQ TRUST). The portfolios are described in the prospectuses for HR Trust and EQ Trust.

      ---------------------------------------------------------------------------------------------------------------
                                                      EQUITY SERIES:
       --------------------------------------------------------------------------------------------------------------
       DOMESTIC EQUITY                    INTERNATIONAL EQUITY                AGGRESSIVE EQUITY
        Alliance Common Stock               Alliance Global                     Alliance Aggressive Stock
        Alliance Growth & Income            Alliance International              Alliance Small Cap Growth
        BT Equity 500 Index                 BT International Equity Index       BT Small Company Index
        EQ/Putnam Growth & Income Value     Morgan Stanley Emerging Markets     MFS Emerging Growth Companies
        MFS Research                            Equity                          Warburg Pincus Small Company
        Merrill Lynch Basic Value Equity    T. Rowe Price International             Value
        T. Rowe Price Equity Income             Stock
       --------------------------------------------------------------------------------------------------------------
       --------------------------------------------------------------------------------------------------------------
            ASSET ALLOCATION SERIES                                  FIXED INCOME SERIES
       --------------------------------------------------------------------------------------------------------------
        Alliance Conservative Investors   AGGRESSIVE FIXED INCOME             DOMESTIC FIXED INCOME
        Alliance Growth Investors           Alliance High Yield                 Alliance Intermediate Government
        EQ/Putnam Balanced                                                          Securities
        Merrill Lynch World Strategy                                            Alliance Money Market
       --------------------------------------------------------------------------------------------------------------
                                    Alliance Equity Index (AVAILABLE ONLY UNDER APO PLUS)
       --------------------------------------------------------------------------------------------------------------

You may also invest in one or more Guaranteed Fixed Interest Accounts currently maturing in years 1999 through 2008. Under the Assured Payment Option and APO Plus, Guaranteed Fixed Interest Accounts currently maturing in years 2009 through 2013 are also available. The Special Dollar Cost Averaging Account is available for the Special Dollar Cost Averaging program, discussed below.


5. EXPENSES. The Certificates have expenses as follows: As a percentage of assets in the Investment Funds, a daily charge is deducted for mortality and expense risks (including the Guaranteed Minimum Death Benefit discussed below) at an annual rate of 1.10%, and a daily charge is deducted for administration expenses at an annual rate of 0.25%. If the baseBUILDER benefit with the 6% Roll Up to Age 80 Guaranteed Minimum Death Benefit or the Annual Ratchet to Age 80 Guaranteed Minimum Death Benefit is elected, there is an annual charge of 0.30% expressed as a percentage of the Guaranteed Minimum Income Benefit benefit base. If the baseBUILDER benefit with the 6% Roll Up to Age 70 is elected, the annual charge is 0.15% expressed as a percentage of the Guaranteed Minimum Income Benefit benefit base.

The charges for the portfolios of HR Trust range from 0.62% to 1.38% of the average daily net assets of HR Trust portfolios, depending upon HR Trust portfolios selected. The charges for the portfolios of EQ Trust range from 0.55% to 1.75% of the average daily net assets of EQ Trust portfolios, depending upon the EQ Trust portfolios selected. The amounts for HR Trust are based on average portfolio assets for the year ended December 31, 1997. The amounts shown for the Alliance Small Cap Growth portfolio are annualized for 1997. The amounts for EQ Trust are based on current expense caps. The 12b-1 fees for the portfolios of HR Trust and EQ Trust are 0.25% of the average daily net assets of HR Trust and EQ Trust, respectively. Charges for state premium and other applicable taxes may also apply at the time you elect to start receiving annuity payments.

A withdrawal charge is imposed as a percentage of each contribution withdrawn in excess of a free corridor amount, or if the Certificate is surrendered. The free corridor amount for withdrawals is 15% of the Certificate's value at the beginning of the year, except that under the Assured Payment Option and APO Plus it is 10%. The withdrawal charge does not apply under certain of the distribution methods available under the Equitable Accumulator IRA Certificates. When applicable, the withdrawal charge is determined in accordance with the table below, based on the year a contribution is withdrawn. The year in which we receive your contribution is "Year 1."

                         Year of Contribution Withdrawal

                                    1       2        3        4        5        6       7        8+
                                    ---------------------------------------------------------------
Percentage of
Contribution                        7.0%    6.0%     5.0%     4.0%     3.0%     2.0%    1.0%     0.0%

The following chart is designed to help you understand the charges in the Certificate. The "Total Annual Charges" column shows the combined total of the Certificate charges deducted as a percentage of assets in the Investment Funds and the portfolio charges, as shown in the first two columns. The last two columns show you two examples of the charges, in dollars, that you would pay under a Certificate, and include the 0.30% benefit based charge for the baseBUILDER benefit. The examples assume that you invested $1,000 in a Certificate which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charge. For year 10, the example shows the aggregate of all the annual charges assessed for the 10 years, but there is no withdrawal charge. No charges for state premium and other applicable taxes are assumed in the examples.

                                                                                               EXAMPLES
                                                                                             Total Annual
                                 TOTAL ANNUAL     TOTAL ANNUAL         TOTAL              Expenses at End of:
                                 CERTIFICATE        PORTFOLIO          ANNUAL             (1)             (2)
INVESTMENT FUND                    CHARGES           CHARGES          CHARGES           1 Year          10 Years
Alliance Conservative                1.35%             0.80%            2.15%              $                 $
   Investors
Alliance Growth Investors            1.35%             0.82%            2.17%              $                 $
Alliance Growth & Income             1.35%             0.83%            2.18%              $                 $
Alliance Common Stock                1.35%             0.64%            1.99%              $                 $
Alliance Global                      1.35%             0.97%            2.32%      [to be inserted by amendment]
                                                                                           $                 $
Alliance International               1.35%             1.38%            2.73%              $                 $
Alliance Aggressive Stock            1.35%             0.81%            2.16%              $                 $
Alliance Small Cap Growth            1.35%             1.15%            2.50%              $                 $

                                                                                               EXAMPLES
                                                                                             Total Annual
                                 TOTAL ANNUAL     TOTAL ANNUAL         TOTAL              Expenses at End of:
                                 CERTIFICATE        PORTFOLIO          ANNUAL             (1)             (2)
INVESTMENT FUND                    CHARGES           CHARGES          CHARGES           1 Year          10 Years
Alliance Money Market                1.35%             0.63%            1.98%              $               $
Alliance Intermediate                                                                [to be inserted by amendment]
   Government Securities             1.35%             0.81%            2.16%              $               $
Alliance High Yield                  1.35%             0.88%            2.23%              $               $
UNDER APO PLUS
Alliance Common Stock                1.35%             0.64%            1.99%              $               $
Alliance Equity Index                1.35%             0.62%            1.97%              $               $
BT Equity 500 Index                  1.35%             0.55%            1.90%              $               $
BT Small Company Index               1.35%             0.60%            1.95%              $               $
BT International Equity Index        1.35%             0.80%            2.15%              $               $
MFS Emerging Growth Companies        1.35%             0.85%            2.20%              $               $
MFS Research                         1.35%             0.85%            2.20%              $               $
Merrill Lynch Basic Value
   Equity                            1.35%             0.85%            2.20%              $               $
Merrill Lynch World Strategy         1.35%             1.20%            2.55%              $               $
Morgan Stanley Emerging                                                              [to be inserted by amendment]
   Markets Equity                    1.35%             1.75%            3.10%              $               $
EQ/Putnam Balanced                   1.35%             0.90%            2.25%              $               $
EQ/Putnam Growth & Income
   Value                             1.35%             0.85%            2.20%              $               $
T. Rowe Price Equity Income          1.35%             0.85%            2.20%              $               $
T. Rowe Price International
   Stock                             1.35%             1.20%            2.55%              $               $
Warburg Pincus Small Company
   Value                             1.35%             1.00%            2.35%              $               $

Total annual portfolio charges may vary from year to year. For Investment Funds investing in portfolios with less than 10 years of operations, charges have been estimated. The charges reflect any waiver or limitation. For more detailed information, see the Fee Table in the prospectus.

We may also offer other Equitable Accumulator certificates which have other features, benefits and charges. A current prospectus for these other Equitable Accumulator certificates, if available, may be obtained from your agent.

6. TAXES. In most cases, your earnings are not taxed until distributions are made from your Certificate. If you are younger than age 59 1/2 when you receive any distributions, in addition to income tax you may be charged a 10% Federal tax penalty on the taxable amount received. This tax discussion does not apply to QP Certificates. Please consult your tax adviser.

7. ACCESS TO YOUR MONEY. During the accumulation phase, you may receive distributions under a Certificate through the following WITHDRAWAL OPTIONS. Under IRA, NQ and QP Certificates: (1) Lump Sum Withdrawals of at least $1,000 taken at any time; and (2) Systematic Withdrawals paid monthly, quarterly or annually, subject to certain restrictions, including a maximum percentage of your Certificate's value. Under both the Traditional IRA and Roth IRA Certificates only: (1) Substantially Equal Payment Withdrawals (if you are less than age 59 1/2), paid monthly, quarterly or annually based on life expectancy; and under Traditional IRA Certificates only (2) Minimum Distribution Withdrawals (after you are age 70 1/2), which pays the minimum amount necessary to meet minimum distribution requirements in the Internal Revenue Code. You also have access to your Certificate's value by surrendering the Certificate. All or a portion of certain withdrawals may be subject to a withdrawal charge to the extent that the withdrawal exceeds the free corridor amount. A free corridor amount does not apply to a surrender. Withdrawals and surrenders may be subject to income tax and a tax penalty. Withdrawals from Guaranteed Fixed Interest Accounts prior to their maturity may result in a market value adjustment. A request for withdrawal of amounts from the Special Dollar Cost Averaging Account, will cancel the Dollar Cost Averaging program.


8. PERFORMANCE. During the accumulation phase, your Certificate's value in the Investment Funds may vary up or down depending upon the investment performance of the Investment Funds you have selected. Past performance is not a guarantee of future results.


9. DEATH BENEFIT. If the annuitant dies before amounts are applied under an annuity benefit, the named beneficiary will be paid a death benefit. The death benefit is equal to your Certificate's value in (i) the Investment Funds, (ii) the Guaranteed Fixed Interest Accounts and (iii) the Special Dollar Cost Averaging Account, or if greater, the Guaranteed Minimum Death Benefit.

For Traditional IRA and Roth IRA Certificates if the annuitant is between the ages of 20 through 79 at issue of the Certificate; for NQ Certificates for annuitant ages 0 through 79 at issue of the Certificate; and for QP Certificates for annuitant ages 20 through 70 at issue of the Certificate, you may choose one of two types of Guaranteed Minimum Death Benefit available under the
Certificate: a "6% Roll Up to Age 80" and an "Annual Ratchet to Age 80." Both types are described below. Both benefits are based on the amount you initially put in and are adjusted for additional contributions and withdrawals. For NQ Certificates, for annuitant ages 80 through 83 at issue of the Certificate, a return of the money you have invested under the Certificate will be the Guaranteed Minimum Death Benefit.

6% Roll Up to Age 80 (Not available in New York) -- We add interest to the initial amount at 6% (4% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds, and Guaranteed Fixed Interest Accounts) through the annuitant's age 80 (or at the annuitant's death, if earlier). The 6% interest rate will still apply for amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program discussed below.

Annual Ratchet to Age 80 --The Guaranteed Minimum Death Benefit is reset each year through the annuitant's age 80 to the Certificate's value, if it is higher than the prior year's Guaranteed

Minimum Death Benefit. In New York, the Guaranteed Minimum Death Benefit at the death of the annuitant will never be less than the amounts in the Investment Funds, plus amounts (not reflecting any increase due to interest rate changes) in the Guaranteed Fixed Interest Accounts reflecting guaranteed interest.


10. OTHER INFORMATION.

QUALIFIED PLANS. If the QP Certificates will be purchased by certain types of plans qualified under Section 401(a), or 401(k) of the Internal Revenue Code, please consult your tax adviser first. Any discussion of taxes in this profile does not apply.

BASEBUILDER BENEFIT. The baseBUILDER (available for annuitant ages 20 through 75 at issue of the Certificates) is an optional benefit that combines the Guaranteed Minimum Income Benefit and the Guaranteed Minimum Death Benefit. A baseBUILDER benefit (which is different than the one described below) may be available for annuitant issue ages 76 and older. The baseBUILDER benefits are currently not available in New York.

          Income Benefit - The Guaranteed Minimum Income Benefit, as part of the baseBUILDER, provides a minimum amount of guaranteed lifetime income for your future. When you are ready to convert (at specified future times) your Certificate's value to the Income Manager (Life Annuity with a Period Certain) payout annuity certificate the amount of lifetime income that will be provided will be the greater of (i) your Guaranteed Minimum Income Benefit or (ii) your Certificate's current value applied at current annuity purchase factors.

          Death Benefit - As part of the baseBUILDER you have the choice, at issue of the Certificate, of two Guaranteed Minimum Death Benefit options: (i) the 6% Roll Up to Age 80 or, (ii) the Annual Ratchet to Age 80. These options are described in "Death Benefit" above. For annuitant ages 20 through 65 at issue of the Certificate, there is an alternate baseBUILDER benefit with a Guaranteed Minimum Death Benefit option which is a 6% Roll Up to Age 70.

                  6% Roll Up to Age 70 -- We add interest to the initial amount at 6% (4% for amounts in the Alliance Money Market and
                  Alliance Intermediate Government Securities Funds, and Guaranteed Fixed Interest Accounts) through the annuitant's age 70 (or at the annuitant's death, if earlier). The 6% interest rate will still apply for amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program discussed below.

FREE LOOK. You can examine the Certificate for a period of 10 days after you receive it, and return it to us for a refund. The free look period is longer in some states.

Your refund will equal your Certificate's value, reflecting any investment gain or loss, in the Investment Funds, any increase or decrease in the value of any amounts held in the Guaranteed Fixed Interest Accounts, interest credited to amounts in the Special Dollar Cost Averaging Account through the date we receive your Certificate. Some states or Federal income tax regulations may require that we calculate the refund differently. In the case of a complete conversion of an existing Traditional IRA Certificate to a Roth IRA, you may cancel your Roth IRA and return to a

Traditional IRA by following the instructions in the request for full conversion form available from the Processing Office or your agent.

AUTOMATIC INVESTMENT PROGRAM (AIP). AIP provides for a specified amount to be automatically deducted from a bank checking account, bank money market account or credit union checking account and to be applied as additional amounts under NQ and Traditional IRA Certificates. AIP is not available for Roth IRA and QP Certificates.

PRINCIPAL ASSURANCE. This option is designed to assure the return of your original amount invested on a Guaranteed Fixed Interest Account maturity date, by putting a portion of your money in a particular Guaranteed Fixed Interest Account, and the balance in the Investment Funds in any way you choose. Assuming that you make no transfers or withdrawals of the portion in the Guaranteed Fixed Interest Account, such amount will grow to your original investment upon maturity.


DOLLAR COST AVERAGING. Special Dollar Cost Averaging - You can elect when you apply for your Certificate to allocate your initial contribution to the Special Dollar Cost Averaging Account where it will be credited with interest at a guaranteed fixed rate. Amounts will be transferred from the Special Dollar Cost Averaging Account to the other Investment Funds on a monthly basis over the first twelve months of your Certificate. Thereafter the Special Dollar Cost Averaging will not be available for allocation under your Certificate. If you request a transfer (other than the Dollar Cost Averaging transfers) or a withdrawal from amounts in the Special Dollar Cost Averaging Account, the Special Dollar Cost Averaging program will end. Any amounts remaining in the Special Dollar Cost Averaging Account will be transferred to the other Investment Options according to your previous allocation instructions we have on file. The Special Dollar Cost Averaging Account may not currently be available in your state. In states where it is currently not available, we offer a Special Dollar Cost Averaging program from the Alliance Money Market Fund, during the time amounts are in the Alliance Money Market Fund under this program, mortality and expense risks and administration charges will not be deducted from the Alliance Money Market Fund. General Dollar Cost Averaging -You can elect at any time to put money into the Alliance Money Market Fund and have a dollar amount or percentage transferred from the Alliance Money Market Fund into the other Investment Funds on a periodic basis over a longer period of time, and all applicable charges deducted from the Alliance Money Market Fund will apply. Dollar cost averaging does not assure a profit or protect against a loss should market prices decline.


REBALANCING. You can have your money automatically readjusted among the Investment Funds quarterly, semiannually or annually in order to retain the investment percentage allocations you select. The amounts you have in each selected Investment Fund will grow or decline in value at different rates during each time period. Rebalancing automatically readjusts the amounts in the chosen Investments Funds at the end of each period to the specified allocation percentages. Rebalancing is intended to transfer specified portions of the amounts in the chosen Investment Funds that have increased in value to those chosen Investment Funds that have declined in value. Rebalancing does not assure a profit or protect against a loss should market prices decline and should be reviewed periodically, as your needs may change.

REPORTS. We will provide you with an annual statement of your Certificate's values as of the last day of each year, and three additional reports of your Certificate's values each year. You also will be provided with written confirmations of each financial transaction, and copies of annual and semiannual statements of HR Trust and EQ Trust.

You may call toll-free at 1-800-789-7771 for a recording of daily Investment Fund values, guaranteed rates applicable to Guaranteed Fixed Interest Accounts, as well as guaranteed fixed interest rates in the Special Dollar Cost Averaging Account.


11. INQUIRIES. If you need more information, please contact your agent. You may also contact us, at:

The Equitable Life Assurance Society of the United States
Income Management Group
P.O. Box 1547
Secaucus, NJ  07096-1547
Telephone 1-800-789-7771 and Fax 1-201-583-2224

                             EQUITABLE ACCUMULATOR(SM)
                                (IRA, NQ AND QP)
                          PROSPECTUS DATED MAY 1, 1998

                               ------------------

          COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES

Issued  By:  The  Equitable  Life   Assurance   Society  of  the  United  States
--------------------------------------------------------------------------------
This prospectus describes certificates The Equitable Life Assurance Society of the United States (EQUITABLE LIFE, WE, OUR and US) offers under a combination variable and fixed deferred annuity contract issued on a group basis or as individual contracts. Enrollment under a group contract is evidenced by issuance of a certificate. Certificates and individual contracts are each referred to as "Certificates." Certificates can be issued as individual retirement annuities (IRAS, which can be either TRADITIONAL IRAS or ROTH IRAS), or non-qualified annuities for after-tax contributions only (NQ). NQ Certificates may also be used as an investment vehicle for a defined contribution plan or defined benefit plan (QP). Under IRA Certificates we accept only initial contributions that are rollover contributions or that are direct transfers from other individual retirement arrangements, as described in this prospectus. Under QP Certificates we will only accept employer contributions from a trust under a plan qualified under Section 401(a) or 401(k) of the Code. A minimum initial contribution of $5,000 is required to put a Certificate into effect.

The Certificates are designed to provide for the accumulation of retirement savings and for income. Contributions accumulate on a tax-deferred basis and can be distributed under a number of different methods which are designed to be responsive to the owner's (CERTIFICATE OWNER, YOU and YOUR) objectives. The distribution methods include the ASSURED PAYMENT OPTION, Assured Payment Option Plus (APO PLUS), available for Certificates issued as Traditional IRAs and Roth IRAs, and a variety of payout options including variable annuities and fixed annuities. The Assured Payment Option and APO Plus are also available for election in the application if you are interested in receiving distributions rather than accumulating funds.

The Certificates offer investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 24 variable investment funds (INVESTMENT FUNDS) and each GUARANTEE PERIOD in the GUARANTEED PERIOD ACCOUNT. There is an additional Investment Fund which is available only under APO Plus. Also, the Special Dollar Cost Averaging Account (in states where approved) which is part of Equitable Life's general account and pays interest at guaranteed fixed interest rates, is available for our Special Dollar Cost Averaging program.

We invest each Investment Fund in Class IB shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (HR TRUST), and EQ Advisors Trust (EQ TRUST), mutual funds whose shares are purchased by separate accounts of insurance companies. The prospectuses for HR Trust (in which the Alliance Funds invest) and EQ Trust (in which the other Investment Funds invest), both of which accompany this prospectus, describe the investment objectives, policies and risks, of the Portfolios.

                                INVESTMENT FUNDS

----------------------------------------------------------------------------------------------------------------------------
                               EQUITY SERIES
----------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                           INTERNATIONAL EQUITY                      AGGRESSIVE EQUITY
  Alliance Common Stock                     Alliance Global                           Alliance Aggressive Stock
  Alliance Growth & Income                  Alliance International                    Alliance Small Cap Growth
  BT Equity 500 Index                       BT International Equity Index             BT Small Company Index
  EQ/Putnam Growth & Income Value           Morgan Stanley Emerging Markets           MFS Emerging Growth Companies
  MFS Research                                Equity                                  Warburg Pincus Small Company Value
  Merrill Lynch Basic Value Equity          T. Rowe Price International Stock
  T. Rowe Price Equity Income
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
      ASSET ALLOCATION SERIES                                          FIXED INCOME SERIES
----------------------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors         AGGRESSIVE FIXED INCOME                   DOMESTIC FIXED INCOME
  Alliance Growth Investors                 Alliance High Yield                       Alliance Intermediate Government
  EQ/Putnam Balanced                                                                    Securities
  Merrill Lynch World Strategy                                                        Alliance Money Market
----------------------------------------------------------------------------------------------------------------------------
           Alliance Equity Index (AVAILABLE ONLY UNDER APO PLUS)
----------------------------------------------------------------------------------------------------------------------------

Amounts allocated to a Guarantee Period accumulate on a fixed basis and are credited with interest at a rate we set (GUARANTEED RATE) for the entire period. On each business day (BUSINESS DAY) we will determine the Guaranteed Rates available for amounts newly allocated to Guarantee Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, surrender and certain other transactions from a Guarantee Period before its expiration date (EXPIRATION DATE). Each Guarantee Period has its own Guaranteed Rates. The Guarantee Periods currently available have Expiration Dates of February 15, in years 1999 through 2008 and 1999 through 2013 under the Assured Payment Option and APO Plus.

--------------------------------------------------------------------------------
           Copyright 1998 The Equitable Life Assurance Society of the
               United States, New York, New York 10104. All rights
          reserved. Accumulator and baseBUILDER are service marks and
          Income Manager is a registered service mark of The Equitable
                  Life Assurance Society of the United States.

This prospectus provides information about IRA, NQ and QP Certificates that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless accompanied by current prospectuses for HR Trust and EQ Trust, both of which you should also read carefully.

Your Equitable Life agent can provide you with information about other annuity products we offer and help you decide which one may best meet your needs.

Registration statements relating to Separate Account No. 45 (SEPARATE ACCOUNT) and interests under the Guarantee Periods have been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated May 1, 1998, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to our Processing Office or calling 1-800-789-7771, our toll-free number. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1997 is incorporated herein by reference.

      All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (EXCHANGE ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).

--------------------------------------------------------------------------------

                          PROSPECTUS TABLE OF CONTENTS

--------------------------------------------------------------------------------

GENERAL TERMS                                     PAGE   6

FEE TABLE                                         PAGE   8

PART 1:    EQUITABLE LIFE, THE SEPARATE
           ACCOUNT AND THE
           INVESTMENT FUNDS                        PAGE 13
Equitable Life                                          13
Separate Account No. 45                                 13
HR Trust                                                13
HR Trust's Manager and Adviser                          14
EQ Trust                                                14
EQ Trust's Manager and Advisers                         14
Investment Policies and Objectives of HR Trust's
   Portfolios and EQ Trust's Portfolios                 15

PART 2:    THE GUARANTEED PERIOD
           ACCOUNT                                 PAGE 18
Guarantee Periods                                       18
Market Value Adjustment for Transfers,
   Withdrawals or Surrender Prior to the
   Expiration Date                                      19
Modal Payment Portion                                   20
Investments                                             20

PART 3:    THE SPECIAL DOLLAR COST AVERAGING       PAGE 21
           ACCOUNT

PART 4:    PROVISIONS OF THE
           CERTIFICATES AND SERVICES
           WE PROVIDE                              PAGE 22
What Is the Equitable Accumulator?                      22
Joint Ownership                                         22
Contributions under the Certificates                    22
Methods of Payment                                      23
Allocation of Contributions                             23
Free Look Period                                        24
Annuity Account Value                                   24
Transfers among Investment Options                      25
Dollar Cost Averaging                                   25
Rebalancing                                             26
baseBUILDER Benefits                                    26
Guaranteed Minimum Income Benefit                       27
Death Benefit                                           28
How Death Benefit Payment Is Made                       29
When an NQ Certificate Owner Dies
   before the Annuitant                                 29
Cash Value                                              29
Surrendering the Certificates to
   Receive the Cash Value                               30
When Payments Are Made                                  30
Assignment                                              30
Services We Provide                                     30
Distribution of the Certificates                        31

PART 5:    DISTRIBUTION METHODS UNDER THE
           CERTIFICATES                            PAGE 32
Assured Payment Option                                  32
APO Plus                                                35
Withdrawal Options                                      37
How Withdrawals Affect Your
   Guaranteed Minimum Income Benefit
   and Guaranteed Minimum Death Benefit                 39
Annuity Benefits and Payout Annuity Options             40

PART 6:    DEDUCTIONS AND CHARGES                  PAGE 42
Charges Deducted from the Annuity
   Account Value                                        42
Charges Deducted from the Investment Funds              43
HR Trust Charges to Portfolios                          43
EQ Trust Charges to Portfolios                          43
Group or Sponsored Arrangements                         44
Other Distribution Arrangements                         44

PART 7:    VOTING RIGHTS                           PAGE 45
HR Trust and EQ Trust Voting Rights                     45
Voting Rights of Others                                 45
Separate Account Voting Rights                          45
Changes in Applicable Law                               45

PART 8:    TAX ASPECTS
           OF THE CERTIFICATES                     PAGE 46
Tax Changes                                             46
Taxation of Non-Qualified Annuities                     46
Charitable Remainder Trusts                             47
Special Rules for NQ Certificates Issued
   in Puerto Rico                                       47
IRA Tax Information                                     47
Traditional Individual Retirement Annuities
   (Traditional IRAs)                                   48
Roth Individual Retirement Annuities
   (Roth IRAs)                                          53
Federal and State Income Tax Withholding                57
Other Withholding                                       58
Impact of Taxes to Equitable Life                       58
Transfers among Investment Options                      58

PART 9:    INDEPENDENT ACCOUNTANTS                 PAGE 59

PART 10:   INVESTMENT PERFORMANCE                  PAGE 60
Adjusted Historical Performance Data                    60
Rate of Return Data for Investment Funds                62
Communicating Performance Data                          65
Alliance Money Market Fund and
   Alliance Intermediate Government Securities
   Fund Yield Information                               66

APPENDIX I: MARKET VALUE
   ADJUSTMENT EXAMPLE                              PAGE 67

APPENDIX II: PURCHASE CONSIDERATIONS
   FOR QP CERTIFICATES                             PAGE 68

APPENDIX III: GUARANTEED MINIMUM
   DEATH BENEFIT EXAMPLE                           PAGE 69



APPENDIX IV: EXAMPLE OF
   PAYMENTS UNDER THE ASSURED
   PAYMENT OPTION AND APO PLUS                     PAGE 70

STATEMENT OF ADDITIONAL
   INFORMATION TABLE OF CONTENTS                   PAGE 71

--------------------------------------------------------------------------------

                                  GENERAL TERMS

--------------------------------------------------------------------------------

ACCUMULATION UNIT -- Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund.

ACCUMULATION UNIT VALUE -- The dollar value of each Accumulation Unit in an Investment Fund on a given date.

ANNUITANT -- The individual who is the measuring life for determining benefits under the Certificate. Under NQ Certificates, the Annuitant can be different from the Certificate Owner; under both Traditional and Roth IRA Certificates, the Annuitant and Certificate Owner must be the same individual. Under QP Certificates, the Annuitant must be the Participant/Employee.

ANNUITY ACCOUNT VALUE -- The sum of the amounts in the Investment Options under the Certificate. See "Annuity Account Value" in Part 4.

ANNUITY COMMENCEMENT DATE -- The date on which Annuity Benefit payments are to commence.

ASSURED PAYMENT OPTION -- A distribution option under Traditional and Roth IRA Certificates which provides guaranteed lifetime income. The Assured Payment Option may be elected in the application or elected as a distribution option at a later date. Under this option amounts are allocated to the Guaranteed Period Account and the Life Contingent Annuity. No amounts may be allocated to the Investment Funds or the Special Dollar Cost Averaging Account.

APO PLUS -- A distribution option under Traditional and Roth IRA Certificates which provides guaranteed lifetime income. APO Plus may be elected in the application or as a distribution option at a later date. Under this option amounts are allocated to the Guaranteed Period Account, the Life Contingent Annuity and to the Alliance Common Stock Fund or the Alliance Equity Index Fund. The amount in the selected Fund is then systematically converted to increase the guaranteed lifetime income. No amounts may be allocated to the Special Dollar Cost Averaging Account.

BASEBUILDER(SM) -- Optional protection benefit, consisting of the Guaranteed Minimum Income Benefit and the Guaranteed Minimum Death Benefit.

BUSINESS DAY -- Generally, any day on which the New York Stock Exchange is open for trading. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH VALUE -- The Annuity Account Value minus any applicable charges.

CERTIFICATE -- The Certificate issued under the terms of a group annuity contract and any individual contract, including any endorsements.

CERTIFICATE OWNER -- The person who owns a Certificate and has the right to exercise all rights under the Certificate. Under NQ Certificates, the Certificate Owner can be different from the Annuitant; under both Traditional and Roth IRA Certificates, the Certificate Owner must be the same individual as the Annuitant. Under QP Certificates, the Certificate Owner must be the trustee of a trust for a qualified plan maintained by an employer.

CODE -- The Internal Revenue Code of 1986, as amended.

CONTRACT DATE -- The effective date of the Certificates. This is usually the Business Day we receive the initial contribution at our Processing Office.

CONTRACT YEAR -- The 12-month period beginning on your Contract Date and each anniversary of that date.

EQ TRUST -- EQ Advisors Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. EQ Financial Consultants, Inc. (EQ FINANCIAL) is the manager of EQ Trust and has appointed advisers for each of the Portfolios.

EXPIRATION DATE -- The date on which a Guarantee Period ends.

GUARANTEED MINIMUM DEATH BENEFIT -- The minimum amount payable upon death of the Annuitant.

GUARANTEED MINIMUM INCOME BENEFIT -- The minimum amount of future guaranteed lifetime income.

GUARANTEE PERIOD -- Any of the periods of time ending on an Expiration Date that are available for investment under the Certificates. Guarantee Periods may also be referred to as Guaranteed Fixed Interest Accounts.

GUARANTEED PERIOD ACCOUNT -- The Account that contains the Guarantee Periods.

GUARANTEED RATE -- The annual interest rate established for each allocation to a Guarantee Period.

HR TRUST -- The  Hudson  River  Trust,  a mutual  fund in which  the  assets  of
separate  accounts  of  insurance  companies  are  invested.   Alliance  Capital
Management L.P. (ALLIANCE) is the manager and adviser to HR Trust.

INVESTMENT FUNDS -- The funds of the Separate Account that are available under the Certificates. The Alliance Equity Index Fund is only available under APO Plus.

INVESTMENT OPTIONS -- The choices for investment: the Investment Funds, each available Guarantee Period, and the Special Dollar Cost Averaging Account (available only during the first Contract Year).

IRA -- An individual retirement annuity, as defined in Section 408(b) of the Code. There are two types of IRAs, a Traditional IRA and a Roth IRA. A Roth IRA must also meet the requirements of Section 408A of the Code.

JOINT OWNERS -- Two individuals who own undivided interests in the entire Certificate. If Joint Owners are named, reference to "Certificate Owner," "you" or "your" will apply to both Joint Owners or either of them. Joint Owners may be selected only for NQ Certificates.

LIFE CONTINGENT ANNUITY -- Provides guaranteed lifetime income beginning at a future date. Amounts may only be applied under the Life Contingent Annuity through election of the Assured Payment Option and APO Plus.

MODAL PAYMENT PORTION -- Under the Assured Payment Option and APO Plus, the portion of the Guaranteed Period Account from which payments, other than payments due on an Expiration Date, are made.

MATURITY VALUE -- The amount in a Guarantee Period on its Expiration Date.

NQ  --  An  annuity   contract  which  may  be  purchased  only  with  after-tax contributions, but is not a Roth IRA.

PARTICIPANT/EMPLOYEE -- An individual who participates in an employer's plan funded by an Equitable Accumulator QP Certificate.

PORTFOLIOS -- The portfolios of HR Trust and EQ Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING DATE -- The day when we deduct certain charges from the Annuity Account Value. If the Processing Date is not a Business Day, it will be on the next succeeding Business Day. The Processing Date will be once each year on each anniversary of the Contract Date.

PROCESSING OFFICE -- The address to which all contributions, written requests (e.g., transfers, withdrawals, etc.) or other written communications must be sent. See "Services We Provide" in Part 4.

QP -- When issued with the appropriate endorsement, an NQ Certificate which is used as an investment vehicle for a defined contribution or a defined benefit plan within the meaning of Section 401(a) of the Code.

ROTH IRA -- An IRA which must be funded on an after-tax basis, the distributions from which may be tax free under specified circumstances.

SAI -- The statement of additional information for the Separate Account under the Certificates.

SEPARATE ACCOUNT -- Equitable Life's Separate Account No. 45.

SPECIAL DOLLAR COST AVERAGING ACCOUNT -- The Investment Option that pays interest at guaranteed fixed rates and is part of our general account. This Account is available only for Dollar Cost Averaging of your initial Contribution during the first Contract Year. The Special Dollar Cost Averaging Account is referred to as the Guaranteed Interest Account in the Certificates.

TRADITIONAL   IRA  --  An  IRA  which  is   generally   purchased   with  pretax
contributions, the distributions from which are treated as taxable.

TRANSACTION DATE -- The Business Day we receive a contribution or a transaction request providing all the information we need at our Processing Office. If your contribution or request reaches our Processing Office on a non-Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day. Transaction requests must be made in a form acceptable to us.

VALUATION PERIOD -- Each Business Day together with any preceding non-business days.

--------------------------------------------------------------------------------

                                    FEE TABLE

--------------------------------------------------------------------------------

The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificates so that you may compare them with other similar products. The table reflects both the charges of the Separate Account and the expenses of HR Trust and EQ Trust. Charges for applicable taxes such as state or local premium taxes may also apply. For a complete description of the charges under the Certificates, see "Part 6: Deductions and Charges." For a complete description of each trust's charges and expenses, see the prospectuses for HR Trust and EQ Trust.

As explained in Part 2 and 3, the Guarantee Periods and the Special Dollar Cost Averaging Account are not a part of the Separate Account and are not covered by the fee table and examples. The only charge shown in the Table that will be deducted from amounts allocated to the Guarantee Periods and the Special Dollar Cost Averaging Account is the withdrawal charge. A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 2: The Guaranteed Period Account."

OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)
----------------------------------------------------------------

WITHDRAWAL  CHARGE AS A PERCENTAGE OF  CONTRIBUTIONS  (deducted  upon  surrender or for    CONTRACT
   certain  withdrawals.  The applicable  withdrawal charge percentage is determined by      YEAR
   the Contract Year in which the withdrawal is made or the  Certificate is surrendered      ----
   beginning  with  Contract  Year 1 with  respect to each  contribution  withdrawn  or         1.......................7.00%
   surrendered.  For each  contribution,  the  Contract  Year in which we receive  that         2.......................6.00
   contribution is "Contract Year 1").(1)                                                       3.......................5.00
                                                                                                4.......................4.00
                                                                                                5.......................3.00
                                                                                                6.......................2.00
                                                                                                7.......................1.00
                                                                                                8+......................0.00

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH INVESTMENT FUND)
------------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISKS(2)..............................................................................       1.10%
ADMINISTRATION(3)...........................................................................................       0.25%
                                                                                                                   =====
   TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES...................................................................       1.35%
                                                                                                                   =====


OPTIONAL BENEFIT EXPENSE (DEDUCTED FROM ANNUITY ACCOUNT VALUE)
--------------------------------------------------------------

BASEBUILDER BENEFIT EXPENSE (calculated as a percentage of the Guaranteed Minimum Income
   Benefit benefit base)(4).................................................................................       0.30%

-------------------
See footnotes on next page.

HR TRUST AND EQ TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)

-------------------------------------------------------------------------------------------------------------------------------
                                                                          INVESTMENT PORTFOLIOS
                                            -----------------------------------------------------------------------------------
                                               ALLIANCE      ALLIANCE     ALLIANCE      ALLIANCE
                                             CONSERVATIVE     GROWTH      GROWTH &       COMMON       ALLIANCE     ALLIANCE
HR TRUST                                      INVESTORS     INVESTORS      INCOME        STOCK         GLOBAL    INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------------
Investment Management and Advisory Fee          0.48%         0.52%         0.55%        0.36%         0.63%         0.90%
12b-1 Fee(5)                                    0.25%         0.25%         0.25%        0.25%         0.25%         0.25%
Other Expenses                                  0.07%         0.05%         0.03%        0.03%         0.09%         0.23%
===============================================================================================================================
   TOTAL HR TRUST ANNUAL EXPENSES(6)            0.80%         0.82%         0.83%        0.64%         0.97%         1.38%
===============================================================================================================================

                                                                                        ALLIANCE
                                               ALLIANCE      ALLIANCE     ALLIANCE    INTERMEDIATE    ALLIANCE     ALLIANCE
                                              AGGRESSIVE    SMALL CAP       MONEY        GOVT.          HIGH        EQUITY
HR TRUST                                        STOCK         GROWTH       MARKET      SECURITIES      YIELD         INDEX
-------------------------------------------------------------------------------------------------------------------------------
Investment Management and Advisory Fee          0.53%         0.90%         0.35%        0.50%         0.60%         0.33%
12b-1 Fee(5)                                    0.25%         0.21%(8)      0.25%        0.25%         0.25%         0.25%
Other Expenses                                  0.03%         0.04%         0.03%        0.06%         0.03%         0.04%
===============================================================================================================================
   TOTAL HR TRUST ANNUAL EXPENSES(6)            0.81%         1.15%(8)      0.63%        0.81%         0.88%         0.62%
===============================================================================================================================

                                                                             BT           MFS                       MERRILL
                                                  BT            BT      INTERNATIONAL   EMERGING                     LYNCH
                                              EQUITY 500  SMALL COMPANY    EQUITY        GROWTH         MFS       BASIC VALUE
EQ TRUST                                        INDEX         INDEX         INDEX      COMPANIES      RESEARCH      EQUITY
-------------------------------------------------------------------------------------------------------------------------------
Investment Management and Advisory Fee          0.25%         0.25%         0.35%        0.55%         0.55%         0.55%
12b-1 Fee(5)                                    0.25%         0.25%         0.25%        0.25%         0.25%         0.25%
Other Expenses                                  0.05%         0.10%         0.20%        0.05%         0.05%         0.05%
===============================================================================================================================
   TOTAL EQ TRUST ANNUAL EXPENSES(7)            0.55%         0.60%         0.80%        0.85%         0.85%         0.85%
===============================================================================================================================

                                                           MORGAN                                        T. ROWE      WARBURG
                                              MERRILL     STANLEY                EQ/PUTNAM                PRICE       PINCUS
                                               LYNCH      EMERGING               GROWTH &    T. ROWE      INTER-       SMALL
                                               WORLD      MARKETS    EQ/PUTNAM    INCOME   PRICE EQUITY  NATIONAL     COMPANY
EQ TRUST                                      STRATEGY     EQUITY     BALANCED     VALUE      INCOME      STOCK        VALUE
-------------------------------------------------------------------------------------------------------------------------------
Investment Management and Advisory Fee          0.70%       1.15%       0.55%       0.55%      0.55%       0.75%       0.65%
12b-1 Fee(5)                                    0.25%       0.25%       0.25%       0.25%      0.25%       0.25%       0.25%
Other Expenses                                  0.25%       0.35%       0.10%       0.05%      0.05%       0.20%       0.10%
===============================================================================================================================
   TOTAL EQ TRUST ANNUAL EXPENSES(7)            1.20%       1.75%       0.90%       0.85%      0.85%       1.20%       1.00%
===============================================================================================================================

-------------------
Notes:

(1) Deducted upon a withdrawal with respect to amounts in excess of the 15% (10% under the Assured Payment Option and APO Plus) free corridor amount, and upon surrender of a Certificate. See "Withdrawal Charge" in Part 6.

(2) A portion of this charge is for providing the Guaranteed Minimum Death Benefit. See "Mortality and Expense Risks Charge" in Part 6.

(3) We reserve the right to increase this charge to an annual rate of 0.35%, the maximum permitted under the Certificates.

(4) The 0.30% charge is for the baseBUILDER benefit with the "6% Roll Up to Age 80" Guaranteed Minimum Death Benefit and the "Annual Ratchet to Age 80" Guaranteed Minimum Death Benefit. The charge for the baseBUILDER benefit with the "6% Roll Up to Age 70" Guaranteed Minimum Death Benefit, available under only Traditional IRA Certificates, is 0.15%. See "baseBUILDER Benefits" in Part 4. If a baseBUILDER Benefit is elected, this charge is deducted annually on each Processing Date. See "baseBUILDER Benefit Charge" in Part 6. For the description of the Guaranteed Minimum Income Benefit benefit base, see "Guaranteed Minimum Income Benefit Benefit Base" in Part 5.

(5) The Class IB shares of HR Trust and EQ Trust are subject to fees imposed under distribution plans (herein, the "Rule 12b-1 Plans" ) adopted by HR Trust and EQ Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Rule 12b-1 Plans provide that HR Trust and EQ Trust, on behalf of each Portfolio (other than the Alliance Small Cap Growth Portfolio of HR Trust), may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. The 12b-1 fee will not be increased for the life of the Certificates. The Rule 12b-1 Plan for the Alliance Small Cap Growth Portfolio of HR Trust provides that Equitable Distributers Inc. (EDI) will receive an annual fee not to exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in the ratio of expenses to average daily net assets attributable to Class IB shares equalling 1.20%.

(6) The amounts shown for the Portfolios of HR Trust are based on average daily net assets for the year ended December 31, 1997. The amounts shown for the Alliance Conservative Investors, Alliance Growth & Income, Alliance International, Alliance Small Cap Growth, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios are annualized for 1997 as these Portfolios commenced operations on May 1, 1997 (see footnote 8). The investment management and advisory fees for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of HR Trust. The maximum investment management and advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "HR Trust Charges to Portfolios" in Part 6.

(7) The EQ Trust Portfolios had no operations prior to May 1, 1997. The MFS Emerging Growth Companies, MFS Research, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, EQ/Putnam Balanced, EQ/Putnam Growth & Income Value, T. Rowe Price Equity Income, T. Rowe Price International Stock and Warburg Pincus Small Company Value Portfolios of EQ Trust commenced operations on May 1, 1997. The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. The BT Equity 500 Index, BT Small Company Index, and BT International Equity Index Portfolios
     commenced   operations  on  December  31,  1997.  The  maximum   investment
     management and advisory fees for each EQ Trust Portfolio cannot be increased without a vote of that Portfolio's shareholders. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses, but pursuant to agreement, cannot together with other fees exceed total annual expense limitations (which are the respective amounts shown in "Total Annual Expenses"). Absent the expense limitation, the "Other Expenses" for 1997 on an annualized basis for each of the following Portfolios were as follows: 1.02% for MFS Emerging Growth Companies; 0.98% for MFS Research; 1.09% for Merrill Lynch Basic Value Equity; 2.10% for Merrill Lynch World Strategy; 1.21% for Morgan Stanley Emerging Markets Equity; 1.75% for EQ/Putnam Balanced; 0.95% for EQ/Putnam Growth & Income Value; 0.94% for T. Rowe Price Equity Income; 1.56% for T. Rowe Price International Stock; and 0.80% for Warburg Pincus Small Company Value. Because the BT Equity 500 Index, BT Small Company Index and the BT International Equity Index Portfolios commenced operations on December 31, 1997 the "Other Expenses" are estimated for 1998 absent the expense limitation and are 0.29%, 0.23% and 0.47%, respectively. See "EQ Trust Charges to Portfolios" in Part 6.

(8) Prior to October 8, 1997, EDI waived the 0.25% 12b-1 fee to the extent necessary to limit annual expenses for the Alliance Small Cap Growth Portfolio to 1.20% of the average daily net assets of that Portfolio as set forth above. Absent the fee waiver, the annualized expenses for 1997 for the Alliance Small Cap Growth Portfolio would have been 1.19%.

We may also offer Equitable Accumulator certificates, which have other features, benefits and charges. A current prospectus for these other Equitable Accumulator certificates, if available, may be obtained from your agent.

EXAMPLES
---------------

The examples below show the expenses that a hypothetical Certificate Owner (who has (i) elected the baseBUILDER benefit with a 6% Roll Up to Age 80 Guaranteed Minimum Death Benefit or an Annual Ratchet to Age 80 Guaranteed Minimum Death Benefit and (ii) has elected APO Plus) would pay in the two situations noted below assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1)

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

                EXPENSES REFLECTING BASEBUILDER BENEFIT ELECTION

-------------------------------------------------------------------------------------------------------------------------------
                                IF YOU SURRENDER YOUR CERTIFICATE AT THE       IF YOU DO NOT SURRENDER YOUR CERTIFICATE AT
                                END OF EACH PERIOD SHOWN, THE EXPENSES         THE END OF EACH PERIOD SHOWN, THE EXPENSES
                                WOULD BE:                                      WOULD BE:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR     3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------------------------------------------

HR TRUST
--------
Alliance Conservative
   Investors
Alliance Growth Investors
Alliance Growth & Income
Alliance Common Stock
Alliance Global
Alliance International
Alliance Aggressive Stock
Alliance Small Cap Growth
Alliance Money Market
                                                 [TO BE INSERTED BY AMENDMENT]
Alliance Intermediate Gov't
   Securities
Alliance High Yield

EQ TRUST
--------
BT Equity 500 Index
BT Small Company Index
BT International Equity Index
MFS Emerging
   Growth Companies
MFS Research
Merrill Lynch Basic Value
   Equity
Merrill Lynch World Strategy
Morgan Stanley Emerging
   Markets Equity
EQ/Putnam Balanced
EQ/Putnam Growth & Income
   Value
T. Rowe Price Equity Income
T. Rowe Price
   International Stock
Warburg Pincus
   Small Company Value

-------------------
See footnote on next page.

                      EXPENSES REFLECTING APO PLUS ELECTION

-------------------------------------------------------------------------------------------------------------------------------
                                IF YOU SURRENDER YOUR CERTIFICATE AT THE       IF YOU DO NOT SURRENDER YOUR CERTIFICATE AT
                                END OF EACH PERIOD SHOWN, THE EXPENSES         THE END OF EACH PERIOD SHOWN, THE EXPENSES
                                WOULD BE:                                      WOULD BE:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR     3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------------------------------------------
HR TRUST
--------
Alliance Common Stock                            [TO BE INSERTED BY AMENDMENT]
Alliance Equity Index

-------------------
Note:

(1)The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20, we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Annuity Benefits and Payout Annuity Options" in Part 5. The examples do not reflect charges for applicable taxes such as state or local premium taxes that may also be deducted in certain jurisdictions.

--------------------------------------------------------------------------------

                  PART 1: EQUITABLE LIFE, THE SEPARATE ACCOUNT
                            AND THE INVESTMENT FUNDS

--------------------------------------------------------------------------------

EQUITABLE LIFE

Equitable Life is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Our home office is located at 1290 Avenue of the Americas, New York, New York 10104. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.

Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (THE HOLDING COMPANY). The largest shareholder of the Holding Company is AXA-UAP (AXA). As of December 31, 1997, AXA beneficially owned approximately 59.0% of the outstanding common stock of the Holding Company. Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.

Equitable Life, the Holding Company and their subsidiaries managed approximately $274.1 billion of assets as of December 31, 1997.

SEPARATE ACCOUNT NO. 45

Separate Account No. 45 is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940, as amended (1940 ACT). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of HR Trust and EQ Trust. Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and the Certificate Owner's
Accumulation Units may be worth more or less than the original cost when redeemed.

Under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct. Income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income gains or losses. We are the issuer of the Certificates, and the obligations set forth in the Certificates (other than those of Annuitants or Certificate Owners) are our obligations.

In addition to contributions made under the Certificates, we may allocate to the Separate Account monies received under other contracts, certificates, or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Certificates or to other contracts, certificates or agreements, or we may transfer the excess to our General Account.

We reserve the right, subject to compliance with applicable law: (1) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts; (2) to combine any two or more Investment Funds or sub-funds thereof;
(3) to transfer the assets we determine to be the share of the class of contracts to which the Certificates belong from any Investment Fund to another Investment Fund; (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account; (5) to deregister the Separate Account under the 1940 Act, provided that such action conforms with the requirements of applicable law; (6) to restrict or eliminate any voting rights as to the Separate Account; and (7) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies. If any changes are made that result in a material change in the underlying investment policy of an Investment Fund, you will be notified as required by law.

HR TRUST

HR Trust is an open-end, diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of HR Trust. HR Trust commenced operations in January 1976 with a predecessor of its

Alliance Common Stock Portfolio. HR Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to HR Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of HR Trust purchase Class IB shares of a corresponding Portfolio of HR Trust. More detailed information about HR Trust, its investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 Plan relating to the Class IB shares, and all other aspects of its operations appears in the HR Trust prospectus which accompanies this prospectus or in the HR Trust statement of additional information.

HR TRUST'S MANAGER AND ADVISER

HR Trust is managed and advised by Alliance Capital Management L.P. (ALLIANCE), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (ADVISERS ACT). Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable Life. On December 31, 1997, Alliance was managing approximately $218.7 billion in assets. Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

EQ TRUST

EQ Trust is an open-end management investment company. As a "series type" of mutual fund, EQ Trust issues different series of stock, each of which relates to a different Portfolio of EQ Trust. EQ Trust commenced operations on May 1, 1997. EQ Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to EQ Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of EQ Trust purchase Class IB shares of a corresponding Portfolio of EQ Trust. More detailed information about EQ Trust, its investment objectives, policies and restrictions, risks, expenses, the Rule 12b-1 Plan relating to the Class IB shares, and all other aspects of its operations appears in the EQ Trust prospectus which accompanies this prospectus or in the EQ Trust statement of additional information.

EQ TRUST'S MANAGER AND ADVISERS

EQ Trust is managed by EQ Financial Consultants, Inc. (EQ FINANCIAL) which, subject to supervision and direction of the Trustees of EQ Trust, has overall responsibility for the general management and administration of EQ Trust. EQ Financial is an investment adviser registered under the Advisers Act, and a broker-dealer registered under the Exchange Act. EQ Financial is a Delaware corporation and an indirect, wholly owned subsidiary of Equitable Life.

EQ Financial's main office is located at 1290 Avenue of the Americas, New York, New York 10104.

EQ Financial has entered into investment advisory agreements with Bankers Trust Company, who serves as adviser to the BT Equity 500 Index, BT Small Company Index, and BT International Equity Index Portfolios; Massachusetts Financial Services Company, adviser to the MFS Emerging Growth Companies and MFS Research Portfolios; Merrill Lynch Asset Management Inc., adviser to the Merrill Lynch Basic Value Equity and Merrill Lynch World Strategy Portfolios; Putnam Investments, adviser to the EQ/Putnam Balanced and EQ/Putnam Growth & Income Value Portfolios; Morgan Stanley Asset Management Inc., adviser to the Morgan Stanley Emerging Markets Equity Portfolio; T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc., adviser to the T. Rowe Price Equity Income and T. Rowe Price International Stock Portfolios; and Warburg Pincus Asset Management, Inc., adviser to the Warburg Pincus Small Company Value Portfolio.

INVESTMENT POLICIES AND OBJECTIVES OF HR TRUST'S PORTFOLIOS AND EQ TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. Set forth below is a summary of the investment policies and objectives of each Portfolio. This summary is qualified in its entirety by reference to the prospectuses for HR Trust and EQ Trust, both of which accompany this prospectus. Please read the prospectuses for each of the trusts carefully before investing.

-------------------------------------------------------------------------------------------------------------------------------
         HR TRUST PORTFOLIO                          INVESTMENT POLICY                                OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
Alliance Conservative                 Diversified mix of publicly traded equity and       High total return without, in the
   Investors                          debt securities.                                    adviser's opinion, undue risk to
                                                                                          principal
-------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors             Diversified mix of publicly traded equity and       High total return consistent with
                                      fixed-income securities, including at times         the adviser's determination of
                                      common stocks issued by intermediate- and           reasonable risk
                                      small-sized companies and at times
                                      lower-quality fixed-income securities commonly
                                      known as "junk bonds."
-------------------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income              Primarily income producing common stocks and        High total return through a
                                      securities convertible into common stocks.          combination of current income and
                                                                                          capital appreciation
-------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                 Primarily common stock and other equity-type        Long-term growth of capital and
                                      instruments.                                        increasing income
-------------------------------------------------------------------------------------------------------------------------------
Alliance Global                       Primarily  equity   securities  of non-United       Long-term  growth  of  capital
                                      States as well as United States companies.
-------------------------------------------------------------------------------------------------------------------------------
Alliance International                Primarily equity securities selected                Long-term growth of capital
                                      principally to permit participation in
                                      non-United States companies with prospects for
                                      growth.
-------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock             Primarily common stocks and other equity-type       Long-term growth of capital
                                      securities issued by quality small- and
                                      intermediate-sized companies with strong growth
                                      prospects and in covered options on those
                                      securities.
-------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth             Primarily U.S. common stocks and other              Long-term growth of capital
                                      equity-type securities issued by smaller
                                      companies that, in the opinion of the adviser,
                                      have favorable growth prospects.
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                 Primarily high-quality U.S. dollar-denominated      High level of current income
                                      money market instruments.                           while preserving assets and
                                                                                          maintaining liquidity
-------------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate                 Primarily debt securities issued or guaranteed      High current income consistent
   Government Securities              as to principal and interest by the U.S.            with relative stability of
                                      government or any of its agencies or                principal
                                      instrumentalities. Each investment will have a
                                      final maturity of not more than 10 years or a
                                      duration not exceeding that of a 10-year
                                      Treasury note.
-------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                   Primarily a diversified mix of high-yield,          High return by maximizing current
                                      fixed-income securities which generally involve     income and, to the extent
                                      greater volatility of price and risk of             consistent with that objective,
                                      principal and income than higher-quality            capital appreciation
                                      fixed-income securities. Lower-quality debt
                                      securities are commonly known as "junk bonds."
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
         HR TRUST PORTFOLIO
      AVAILABLE UNDER APO PLUS                       INVESTMENT POLICY                                OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                 Selected securities in the Standard & Poor's        Total return (before trust and
                                      500 Composite Stock Price Index ("S&P 500")         separate account expenses) that
                                      which the adviser believes will, in the             approximates the total return
                                      aggregate, approximate the performance results      of the Index (including reinvestment
                                      of the Index.                                       of dividends) at risk level
                                                                                          consistent with that of the Index
-------------------------------------------------------------------------------------------------------------------------------
         EQ TRUST PORTFOLIO                          INVESTMENT POLICY                                OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                   Invest in a statistically selected sample of        Replicate as closely as possible
                                      the 500 stocks included in the S&P 500.             (before the deduction of
                                                                                          Portfolio expenses) the total
                                                                                          return of the S&P 500
-------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                Invest in a statistically selected sample of        Replicate as closely as possible
                                      the 2,000 stocks included in the Russell 2000       (before the deduction of
                                      Small Stock Index ("Russell 2000").                 Portfolio expenses) the total
                                                                                          return of the Russell 2000
-------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index         Invest in a statistically selected sample of        Replicate as closely as possible
                                      the securities of companies included in the         (before the deduction of
                                      Morgan Stanley Capital International Europe,        Portfolio expenses) the total
                                      Australia, Far East Index ("EAFE"), although        return of the EAFE
                                      not all companies within a country will be
                                      represented in the Portfolio at the same time.
-------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth                   Primarily (i.e., at least 80% of its assets         Long-term growth of capital
   Companies                          under normal circumstances) in common stocks of
                                      emerging growth companies that the adviser
                                      believes are early in their life cycle
                                      but which have the potential to become major
                                      enterprises.
-------------------------------------------------------------------------------------------------------------------------------
MFS Research                          A substantial portion of assets invested in         Long-term growth of capital and
                                      common stock or securities convertible              future income
                                      into common stock of companies believed
                                      by the adviser to possess better than
                                      average prospects for long-term growth.
-------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity      Investment in securities, primarily equities,       Capital appreciation and,
                                      that the adviser believes are undervalued           secondarily, income
                                      and therefore represent basic investment value.
-------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy          Investment primarily in a portfolio of equity       High total investment return
                                      and fixed-income securities, including
                                      convertible securities, of U.S. and foreign
                                      issuers.
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets       Primarily equity securities of emerging market      Long-term capital appreciation
   Equity                             country issuers with a focus on those in which
                                      the adviser believes the economies are
                                      developing strongly and in which the markets
                                      are becoming more sophisticated.
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                    A well-diversified portfolio of stocks and          Balanced investment
                                      bonds that will produce both capital growth
                                      and current income.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
   EQ TRUST PORTFOLIO (CONTINUED)                    INVESTMENT POLICY                                OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth                      Primarily common stocks that offer potential        Capital growth and, secondarily,
   & Income Value                     for capital growth and may, consistent with the     current income
                                      Portfolio's investment objective, invest in
                                      common stocks that offer potential for current
                                      income.
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income           Primarily dividend paying common stocks of          Substantial dividend income and
                                      established companies.                              also capital appreciation
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock     Primarily common stocks of established              Long-term growth of capital
                                      non-United States companies.
-------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small                  Primarily in a portfolio of equity securities       Long-term capital appreciation
   Company Value                      of small capitalization companies (i.e.,
                                      companies having market capitalizations of
                                      $1  billion or less at the time of initial
                                      purchase) that the adviser considers to be
                                      relatively undervalued.
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      PART 2: THE GUARANTEED PERIOD ACCOUNT

--------------------------------------------------------------------------------

GUARANTEE PERIODS

Each amount allocated to a Guarantee Period and held to the Period's Expiration Date accumulates interest at a Guaranteed Rate. The Guaranteed Rate for each allocation is the annual interest rate applicable to new allocations to that Guarantee Period, which was in effect on the Transaction Date for the allocation. We may establish different Guaranteed Rates under other classes of Certificates. We use the term GUARANTEED PERIOD AMOUNT to refer to the amount allocated to and accumulated in each Guarantee Period. The Guaranteed Period Amount is reduced or increased by any market value adjustment as a result of withdrawals, transfers or charges (see below).

Your Guaranteed Period Account contains the Guarantee Periods to which you have allocated Annuity Account Value. On the Expiration Date of a Guarantee Period, its Guaranteed Period Amount and its value in the Guaranteed Period Account are equal. We call the Guaranteed Period Amount on an Expiration Date the Guarantee Period's Maturity Value. We report the Annuity Account Value in your Guaranteed Period Account to reflect any market value adjustment that would apply if all Guaranteed Period Amounts were withdrawn as of the calculation date. The Annuity Account Value in the Guaranteed Period Account with respect to the Guarantee Periods on any Business Day, therefore, will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to each such Guarantee Period on such date.

Guarantee Periods and Expiration Dates

We currently offer Guarantee Periods ending on February 15th for each of the maturity years 1999 through 2008. Not all of these Guarantee Periods will be available for Annuitant ages 76 and above. See "Allocation of Contributions" in
Part 4. Also, the Guarantee Periods are not available for investment in the state of Maryland. As Guarantee Periods expire we expect to add maturity years so that generally 10 are available at any time.

Under the Assured Payment Option and APO Plus, in addition to the Guarantee Periods above, Guarantee Periods ending on February 15th for each of the maturity years 2009 through 2013 are available.

We will not accept  allocations  to a  Guarantee  Period if, on the  Transaction
Date:

o Such Transaction Date and the Expiration Date for such Guarantee Period fall within the same calendar year.

o  The Guaranteed Rate is 3%.

o The Guarantee Period has an Expiration Date beyond the February 15th immediately following the Annuity Commencement Date.

Guaranteed Rates and Price Per $100 of Maturity Value

Because the Maturity Value of a contribution allocated to a Guarantee Period can be determined at the time it is made, you can determine the amount required to be allocated to a Guarantee Period in order to produce a target Maturity Value (assuming no transfers or withdrawals are made and no charges are allocated to the Guarantee Period). The required amount is the present value of that Maturity Value at the Guaranteed Rate on the Transaction Date for the contribution, which may also be expressed as the price per $100 of Maturity Value on such Transaction Date.

Guaranteed Rates for new allocations as of February 13, 1998 and the related price per $100 of Maturity Value for each currently available Guarantee Period were as follows:

-------------------------------------------------------------
      GUARANTEE
    PERIODS WITH          GUARANTEED
   EXPIRATION DATE        RATE AS OF            PRICE
  FEBRUARY 15TH OF       FEBRUARY 13,        PER $100 OF
    MATURITY YEAR            1998          MATURITY VALUE
-------------------------------------------------------------
        1999                  4.42%             $95.74
        2000                  4.45               91.64
        2001                  4.47               87.67
        2002                  4.53               83.73
        2003                  4.61               79.79
        2004                  4.70               75.89
        2005                  4.73               72.32
        2006                  4.76               68.90
        2007                  4.80               65.54
        2008                  4.82               62.42
-------------------------------------------------------------

Available under the Assured Payment Option and APO Plus

-------------------------------------------------------------
        2009                  4.71%              $60.24
        2010                  4.71                57.53
        2011                  4.71                54.94
        2012                  4.71                52.47
        2013                  4.71                50.10
-------------------------------------------------------------

Allocation among Guarantee Periods

The same approach as described above may also be used to determine the amount which you would need to allocate to each Guarantee Period in order to create a series of constant Maturity Values for two or more years.

For example, if you wish to have $100 mature on February 15th of each of years 1999 through 2003, then according to the above table the lump sum contribution you would have to make as of February 13, 1998 would be $438.57 (the sum of the prices per $100 of Maturity Value for each maturity year from 1999 through
2003).

The above example is provided to illustrate the use of present value calculations. It does not take into account the potential for charges to be deducted, withdrawals or transfers to be made from Guarantee Periods or for the market value adjustment that would apply to such transactions. Actual calculations will be based on Guaranteed Rates on each actual Transaction Date, which may differ.

Options at Expiration Date

We will notify you on or before December 31st prior to the Expiration Date of each Guarantee Period in which you have any Guaranteed Period Amount. You may elect one of the following options to be effective at the Expiration Date, subject to the restrictions set forth on the prior page and under "Allocation of Contributions" in Part 4:

     (a) to transfer the Maturity Value into any Guarantee Period we are then offering, or into any of our Investment Funds; or

     (b) to withdraw the Maturity Value (subject to any withdrawal charges which may apply).

If we have not received your election as of the Expiration Date, the Maturity Value in the expired Guarantee Period will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT FOR TRANSFERS, WITHDRAWALS OR SURRENDER PRIOR TO THE EXPIRATION DATE

Any withdrawal (including transfers, surrender and deductions) from a Guarantee Period prior to its Expiration Date will cause any remaining Guaranteed Period Amount for that Guarantee Period to be increased or decreased by a market value adjustment. The amount of the adjustment will depend on two factors: (a) the difference between the Guaranteed Rate applicable to the amount being withdrawn and the Guaranteed Rate on the Transaction Date for new allocations to a Guarantee Period with the same Expiration Date, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally allocated to a Guarantee Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Annuity Account Value in the Guaranteed Period Account related to longer-term Guarantee Periods.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Guarantee Period will be determined for each contribution allocated to that Period as follows:

(1) We determine the present value of the Maturity Value on the Transaction Date as follows:

     (a) We determine the Guaranteed Period Amount that would be payable on the Expiration Date, using the applicable Guaranteed Rate.

     (b) We determine the period remaining in your Guarantee Period (based on the Transaction Date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We  determine  the  current   Guaranteed  Rate  which  applies  on  the
         Transaction Date to new allocations to the same Guarantee Period.

     (d) We determine the present value of the Guaranteed Period Amount payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).

(2) We determine the Guaranteed Period Amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Guarantee Period, which may be positive or negative.

The market value adjustment (positive or negative) resulting from a withdrawal (including any withdrawal charges) of a portion of the amount in a Guarantee Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer. See Appendix I for an example.

The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%. If we do not have a Guaranteed Rate in effect for a Guarantee Period to which the "current Guaranteed Rate" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new Guarantee Periods, the "current Guaranteed Rate" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.25% to the current rate in
(1)(c) above.

MODAL PAYMENT PORTION
(Applicable Only for the Assured Payment Option and APO Plus)

Under the Assured Payment Option and APO Plus, a portion of your contributions or Annuity Account Value is allocated to the Modal Payment Portion of the Guaranteed Period Account for payments to be made prior to the Expiration Date of the earliest Guarantee Period we then offer. Such amount will accumulate interest beginning on the Transaction Date at an interest rate we set. Interest will be credited daily. Such rate will not be less than 3%.

Upon the expiration of a Guarantee Period, the Guaranteed Period Amount will be held in the Modal Payment Portion of the Guaranteed Period Account. Amounts from an expired Guarantee Period held in the Modal Payment Portion of the Guaranteed Period Account will be credited with interest at a rate equal to the Guaranteed Rate applicable to the expired Guarantee Period, beginning on the Expiration Date of such Guarantee Period.

There is no market value adjustment with respect to amounts held in the Modal Payment Portion of the Guaranteed Period Account.

INVESTMENTS

Amounts allocated to Guarantee Periods (or the Modal Payment Portion of the Guaranteed Period Account under Traditional IRA and Roth IRA Certificates) will be held in a "nonunitized" separate account established by Equitable Life under the laws of New York. This separate account provides an additional measure of assurance that full payment of amounts due under the Guarantee Periods (or the Modal Payment Portion of the Guaranteed Period Account under Traditional IRA and Roth IRA Certificates) will be made. Under the New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct.

Investments purchased with amounts allocated to the Guaranteed Period Account (and any earnings on those amounts) are the property of Equitable Life. Any favorable investment performance on the assets held in the separate account accrues solely to Equitable Life's benefit. Certificate Owners do not participate in the performance of the assets held in this separate account. Equitable Life may, subject to applicable state law, transfer all assets allocated to the separate account to its general account. Regardless of whether assets supporting Guaranteed Period Accounts are held in a separate account or our general account, all benefits relating to the Annuity Account Value in the Guaranteed Period Account are guaranteed by Equitable Life.

Equitable Life has no specific formula for establishing the Guaranteed Rates for the Guarantee Periods. Equitable Life expects the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed-income securities to be acquired with amounts that are allocated to the Guarantee Periods at the time that the Guaranteed Rates are established. Our current plans are to invest such amounts in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the Guarantee Periods.

Although the foregoing generally describes Equitable Life's plans for investing the assets supporting Equitable Life's obligations under the fixed portion of the Certificates, Equitable Life is not obligated to invest those assets according to any particular plan except as may be required by state insurance laws, nor will the Guaranteed Rates Equitable Life establishes be determined by the performance of the nonunitized separate account.

General Account

Our general account supports all of our policy and contract guarantees, including those applicable to the Guaranteed Period Account and the Special Dollar Cost Averaging Account, as well as our general obligations. Amounts applied under the Life Contingent Annuity become part of the general account. See "Assured Payment Option," "Life Contingent Annuity," in Part 5.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptions and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933, as amended (1933 ACT), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account nor the Life Contingent Annuity is subject to regulation under the 1933 Act or the 1940 Act. However, the market value adjustment interests under the Certificates are registered under the 1933 Act.

We have been advised that the staff of the SEC has not made a review of the disclosure that is included in the prospectus for your information that relates to the general account (other than market value adjustment interests) and the Life Contingent Annuity. The disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

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                PART 3: THE SPECIAL DOLLAR COST AVERAGING ACCOUNT

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The Special Dollar Cost Averaging Account is part of our general account and pays interest at guaranteed rates. The general account supports all of our policy and contract guarantees, as well as our general obligations. See, "General Account" under "Investments" in "Part 2: The Guaranteed Period Account" for a discussion of our general account.

The Special Dollar Cost Averaging Account is only available for Dollar Cost Averaging of your initial contribution and may not currently be available in your state. The Special Dollar Cost Averaging Account will not be available as an Investment Option under your Certificate after the first Contract Year. See "Dollar Cost Averaging" in Part 4. Contributions to the Special Dollar Cost Averaging Account, less transfers under the Special Dollar Cost Averaging program are guaranteed by Equitable Life.

Interest is credited to the Special Dollar Cost Averaging Account every day at the current interest rate. Current interest rates are set periodically by Equitable Life, at its discretion, according to procedures that Equitable Life reserves the right to change. All interest rates are effective annual rates, but before deduction of applicable withdrawal charges.

An interest rate is assigned to each allocation of an initial contribution to the Special Dollar Cost Averaging Account and the rate is guaranteed for a Contract Year.

The guaranteed interest rate applicable under the Special Dollar Cost Averaging program is set forth in your Certificate and will never be less than 3%. See "Dollar Cost Averaging" in Part 4 for the rules and restrictions applicable to the Special Dollar Cost Averaging Account.

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         PART 4: PROVISIONS OF THE CERTIFICATES AND SERVICES WE PROVIDE

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THE PROVISIONS DISCUSSED IN THIS PART 4 APPLY WHEN YOUR CERTIFICATE IS OPERATING PRIMARILY TO ACCUMULATE ANNUITY ACCOUNT VALUE. UNDER TRADITIONAL IRA AND ROTH IRA CERTIFICATES, DIFFERENT RULES MAY APPLY WHEN YOU ELECT THE ASSURED PAYMENT OPTION OR APO PLUS IN THE APPLICATION OR AS LATER ELECTED AS A DISTRIBUTION OPTION UNDER YOUR TRADITIONAL IRA OR ROTH IRA CERTIFICATE AS DISCUSSED IN PART 5.

WHAT IS THE EQUITABLE ACCUMULATOR?

The Equitable Accumulator is a deferred annuity designed to provide for the accumulation of retirement savings, and for income at a future date. Investment Options available are Investment Funds providing variable returns and Guarantee Periods providing guaranteed interest when held to maturity and the Special Dollar Cost Averaging Account (available only for Dollar Cost Averaging of your intitial contribution during the first Contract Year). Equitable Accumulator Certificates can be issued as two different types of individual retirement annuities (IRAS), TRADITIONAL IRAS and ROTH IRAS, or non-qualified annuities
(NQ). NQ Certificates may also be used as an investment vehicle for qualified plans (QP). The provisions of your Certificate may be restricted by applicable laws or regulations. Roth IRA Certificates may not currently be available in your state. Your agent can provide information about state availability, or you may contact our Processing Office.

Earnings generally accumulate on a tax-deferred basis until withdrawn or when distributions become payable. Withdrawals made prior to 59 1/2 may also be subject to tax penalty.

IRA CERTIFICATES

IRA Certificates are available for Annuitant issue ages 20 through 78. IRA Certificates are not available in Puerto Rico.

NQ CERTIFICATES

NQ Certificates are available for Annuitant issue ages 0 through 83.

QP CERTIFICATES

When issued with the appropriate endorsement, an NQ Certificate may be purchased by a plan qualified under Section 401(a) or 401(k) of the Code. Such purchases may not be available in all states. QP Certificates are available for Annuitant issue ages 20 through 70. Plan fiduciaries considering purchase of a Certificate should read the important information in "Appendix II: Purchase Considerations for QP Certificates."

JOINT OWNERSHIP

If a Joint Owner is named under an NQ Certificate, both Owners must be of legal age, and joint ownership with non-natural persons is not permitted. Unless otherwise provided in writing, the exercise of any ownership right in the Certificate must be in a written form satisfactory to us and signed by both Owners. A Joint Owner designation supersedes any beneficiary designation (see "Death Benefit" below). This feature may not currently be available in your state. Your agent can provide information about state availability, or you may contact our Processing Office.

CONTRIBUTIONS UNDER THE CERTIFICATES

The minimum initial contribution under all Certificates is $5,000. We may refuse to accept any contribution if the sum of all contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first Contract Year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

Contributions are credited as of the Transaction Date.

IRA CERTIFICATES

Under Traditional IRA Certificates, we will only accept initial contributions which are either rollover contributions under Sections 402(c), 403(a)(4), 403(b)(8), or 408(d)(3) of the Code, or direct custodian-to-custodian transfers from other traditional individual retirement arrangements. Under Roth IRA Certificates, we will only accept rollover contributions from Traditional IRAs, or Roth IRAs, or direct custodian-to-custodian transfers from other Roth IRAs. See "Part 8: Tax Aspects of the Certificates."

Under Traditional IRA Certificates, your subsequent contributions of at least $1,000 may be made at any time until you attain age 79. Subsequent Traditional IRA Certificate contributions may be "regular" IRA contributions (limited to a maximum of $2,000 a year), or rollover contributions or direct transfers as described above.

"Regular" contributions to Traditional IRAs may not be made for the taxable year in which you attain age 70 1/2 or thereafter. Rollover and direct transfer contributions may be made until you attain age 79. However, under the Code, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made. See "Traditional Individual Retirement Annuities (Traditional IRAs)" in Part 8. For the consequences of making a "regular" IRA contribution to your IRA Certificate, also see Part 8.

We will not accept "regular" IRA contributions to Roth IRAs. Rollover and direct custodian-to-custodian transfer contributions can be made any time during your lifetime provided you meet certain requirements. See "Roth Individual Retirement Annuities (Roth IRAs)" in Part 8.

NQ CERTIFICATES

Under NQ Certificates, you may make subsequent contributions of at least $1,000 at any time until the Annuitant attains age 84.

QP CERTIFICATES

Under QP Certificates, we will only accept contributions which are employer contributions from a trust under a plan qualified under Section 401(a) of the Code. If a defined contribution plan is qualified under Section 401(k) of the Code, contributions may include employee pretax and employer matching contributions, but not employee after-tax contributions to the plan. For defined benefit plans, contributions may not be made by employees. The employer shall contribute to the Certificates such amounts as shall be determined by the plan trustee.

Under QP Certificates, you may make subsequent contributions of at least $1,000 at any time until the Annuitant attains age 71.

METHODS OF PAYMENT

Except as indicated below, acceptable forms of payment for all contributions are as follows:

o  Checks must be made payable to Equitable Life.

o  One person and business checks are strongly preferred forms of payment.

o If a cash equivalent is used for payment, single cash equivalent (money order, bank draft, cashier's check) is the strongly preferred form of payment; under certain circumstances Equitable Life may be required to report to the Internal Revenue Service the receipt of cash equivalents as payment.

o All payments must be in U.S. dollars drawn on a U.S. financial institution clearing through the Federal Reserve System; payments in foreign currency are not acceptable forms of payment and will be returned.

o  A traveler's check is not an acceptable form of payment.

o Third party checks endorsed by the payee to Equitable Life are not acceptable, except as follows:

   - a rollover from a qualified plan or 1035 transfer

   - a trustee check that involves no refund

Equitable Life reserves the right to reject a payment if an unacceptable form of payment is received.

All checks are accepted subject to collection. Contributions must be sent to Equitable Life at our Processing Office address designated for contributions. Your initial contribution must be accompanied by a completed application which is acceptable to us. In the event the application information is incomplete or the application is otherwise not acceptable, we may retain your contribution for a period not exceeding five Business Days while an attempt is made to obtain the required information. If the required information cannot be obtained within those five Business Days, the Processing Office will inform the agent, on behalf of the applicant, of the reasons for the delay or non-acceptability and return the contribution immediately to the applicant, unless the applicant specifically consents to our retaining the contribution until the required information is received by the Processing Office.

Section 1035 Exchanges

You may apply the values of an existing NQ life insurance or deferred annuity contract to purchase an Equitable Accumulator NQ Certificate in a tax-deferred exchange, if you follow certain procedures. For further information, consult your tax adviser. See also "Taxation of Non-Qualified Annuities: Withdrawals" in
Part 8. In the case of joint ownership, 1035 exchanges will not be permitted unless both owners authorize the exchange.

Automatic Investment Program

Our Automatic Investment Program (AIP) provides for a specified amount to be automatically deducted from a bank checking account, bank money market account or credit union checking account and to be contributed as a subsequent contribution into an NQ or a Traditional IRA Certificate on a monthly or quarterly basis. AIP is not available for Roth IRA and QP Certificates.

The minimum amount that will be deducted is $100 monthly and $300 quarterly (subject to the maximum $2,000 annually for Traditional IRAs). AIP subsequent contributions may be made to any of the Investment Funds and available Guarantee Periods, but not the Special Dollar Cost Averaging Account. You may elect AIP by properly completing the appropriate form, which is available from your agent, and returning it to our Processing Office. You elect which day of the month (other than the 29th, 30th, or 31st) you wish to have your account debited. That date, or the next Business Day if that day is a non-Business Day, will be the Transaction Date.

You may cancel AIP at any time by notifying our Processing Office in writing at least two business days prior to the next scheduled transaction. Equitable Life is not responsible for any debits made to your account prior to the time written notice of revocation is received at our Processing Office.

ALLOCATION OF CONTRIBUTIONS

You may choose Self-Directed, Principal Assurance or Dollar Cost Averaging allocations.

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund based on the Accumulation Unit Value for that Investment Fund computed for the Transaction Date. A contribution allocated to the Guaranteed Period Account will have the Guaranteed Rate for the specified Guarantee Period offered on the Transaction Date. An initial contribution allocated to the Special Dollar Cost Averaging Account will receive the guaranteed interest rate in effect on the Transaction Date.

Self-Directed Allocation

You allocate your contributions to one or up to all of the available Investment Funds and Guarantee Periods. The Special Dollar Cost Averaging Account is not available under Self-Directed Allocations. Allocations among the available Investment Options must be in whole percentages. Allocation percentages can be changed at any time by writing to our Processing Office, or by telephone. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested.

At Annuitant ages 76 and above, allocations to Guarantee Periods must be limited to those with maturities of five years or less and with maturity dates no later than the February 15th immediately following the Annuity Commencement Date.

Principal Assurance Allocation

This option (for Annuitant issue ages up through 75) assures that your Maturity Value in a specified Guarantee Period will equal your initial contribution on the Guarantee Period's Expiration Date, while at the same time allowing you to invest in the Investment Funds. It may be elected only at issue of your Certificate and assumes no withdrawals or transfers from the Guarantee Period. The maturity year generally may not be later than 10 years nor earlier than seven years from the Contract Date. In order to accomplish this strategy, we will allocate a portion of your initial contribution to the selected Guarantee Period. See "Guaranteed Rates and Price Per $100 of Maturity Value" in Part 2. The balance of your initial contribution and all subsequent contributions must be allocated under "Self-Directed Allocation" as described above.

If you are applying for a Traditional IRA Certificate, before you select a maturity year that would extend beyond the year in which you will attain age 70 1/2, you should consider your ability to take minimum distributions from other Traditional IRA funds that you may have or from the Investment Funds to the extent possible. See "Traditional Individual Retirement Annuities (Traditional
IRAs): Required Minimum Distributions" in Part 8.

Dollar Cost Averaging Allocation

A Special Dollar Cost Averaging program is available for allocation of your initial contribution. Also, a General Dollar Cost Averaging program is available for allocation of your initial contribution, or if elected at a later date, your Annuity Account Value. Both programs are more fully described later in this Part 4 under "Dollar Cost Averaging."

FREE LOOK PERIOD

You have the right to examine your Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look period is extended if your state requires a refund period of longer than 10 days.

Your refund will equal the Annuity Account Value reflecting any investment gain or loss, any positive or negative market value adjustment, and any guaranteed interest through the date we receive your Certificate at our Processing Office. Some states or Federal income tax regulations may require that we calculate the refund differently. If the Assured Payment Option or APO Plus is elected in the application for the Certificate, your refund will include any amount applied under the Life Contingent Annuity. If you cancel your Certificate during the free look period, we may require that you wait six months before you may apply for a Certificate with us again.

We follow these same procedures if you change your mind before you receive your Certificate, but after a contribution has been made. See "Part 8: Tax Aspects of the Certificates" for possible consequences of cancelling your Certificate during the free look period.

In the case of a complete conversion of an existing Equitable Accumulator Traditional IRA Certificate to an Equitable Accumulator Roth IRA Certificate, you may cancel your Equitable Accumulator Roth IRA Certificate and return to an Equitable Accumulator Traditional IRA Certificate by following the instructions in the request for full conversion form available from our Processing Office or your agent.

ANNUITY ACCOUNT VALUE

Your Annuity Account Value is the sum of the amounts in the Investment Options.

Annuity Account Value in Investment Funds

The Annuity Account Value in an Investment Fund on any Business Day is equal to the number of Accumulation Units in that Investment Fund times the Accumulation Unit Value for the Investment Fund for that date. The number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by contributions and transfers less the sum of Accumulation Units redeemed for withdrawals, transfers or deductions for charges.

The number of Accumulation Units purchased or sold in any Investment Fund equals the dollar amount of the transaction divided by the Accumulation Unit Value for that Investment Fund for the applicable Transaction Date.

The number of Accumulation Units will not vary because of any later change in the Accumulation Unit Value. The Accumulation Unit Value varies with the investment performance of the corresponding Portfolios of each respective trust, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as each respective trust's fees and expenses. The Accumulation

Unit Value is also stated after deduction of the Separate  Account asset charges
relating  to  the  Certificates.   A  description  of  the  computation  of  the
Accumulation Unit Value is found in the SAI.

Annuity Account Value in Guaranteed Period Account

The Annuity Account Value in the Guaranteed Period Account on any Business Day will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to such Guarantee Period on such date. (This is equivalent to the Guaranteed Period Amount increased or decreased by the full market value adjustment.) The Annuity Account Value, therefore, may be higher or lower than the contributions (less withdrawals) accumulated at the Guaranteed Rate. At the Expiration Date the Annuity Account Value in the Guaranteed Period Account will equal the Maturity Value. While the Assured Payment Option or APO Plus is in effect, the Annuity Account Value will include any amount in the Modal Payment Portion of the Guaranteed Period Account. However, amounts held in the Modal Payment Portion of the Guaranteed Period Account are not subject to a market value adjustment. See "Part 2: The Guaranteed Period Account."

Annuity Account Value in Special Dollar Cost Averaging Account

The amount that you have in the Special Dollar Cost Averaging Account at any time is equal to your initial contribution allocated to the Special Dollar Cost Averaging Account on your behalf plus interest, less the sum of all amounts that have been Dollar Cost Averaged out. See Part 3: The Special Dollar Cost Averaging Account.

TRANSFERS AMONG INVESTMENT OPTIONS

At any time prior to the Annuity Commencement Date, you may transfer all or portions of your Annuity Account Value among the Investment Options, subject to the following:

o You may not transfer any amounts to the Special Dollar Cost Averaging Account. The Special Dollar Cost Averaging Account is available only for allocation of your initial contribution during the first Contract Year under the Special Dollar Cost Averaging program. A request by you to transfer amounts out of the Special Dollar Cost Averaging Account will cancel the Special Dollar Cost Averaging program. In such case, all amounts will be transferred out of the Special Dollar Cost Averaging Account. See "Dollar Cost Averaging" below.

o Transfers out of a Guarantee Period other than at the Expiration Date will result in a market value adjustment. See "Part 2: The Guaranteed Period Account."

o At Annuitant age 76 and above, transfers to Guarantee Periods must be limited to those with maturities of five years or less and with maturity dates no later than the February 15th immediately following the Annuity Commencement Date.

o Transfers may not be made to a Guarantee Period with an Expiration Date in the current calendar year, or if the Guaranteed Rate is 3%.

Transfer requests must be made directly to our Processing Office. Your request for a transfer should specify your Certificate number, the amounts or percentages to be transferred and the Investment Options to and from which the amounts are to be transferred. Your transfer request may be in writing or by telephone.

For telephone transfer requests, procedures have been established by Equitable Life that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation. In light of the procedures established, Equitable Life will not be liable for following telephone instructions that it reasonably believes to be genuine.

We may restrict, in our sole discretion, the use of an agent acting under a power of attorney, such as a market timer, on behalf of more than one Certificate Owner to effect transfers. Any agreements to use market timing services to effect transfers are subject to our rules then in effect and must be on a form satisfactory to us.

A transfer request will be effective on the Transaction Date and the transfer to or from Investment Funds will be made at the Accumulation Unit Value next computed after the Transaction Date. All transfers will be confirmed in writing.

DOLLAR COST AVERAGING

We offer two programs for Dollar Cost Averaging as described below. The main objective of Dollar Cost Averaging is to attempt to shield your investment from short-term price fluctuations. Since approximately the same dollar amounts are transferred from the specified Investment Option to the Investment Funds periodically, more Accumulation Units are purchased in an Investment Fund if the value per Accumulation Unit is low and fewer Accumulation Units are purchased if the value per Accumulation Unit is high. Therefore, a lower average value per Accumulation Unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

You elect a Dollar Cost Averaging program by completing the proper form and sending it to our Processing Office. The transfer date will be the same calendar day of the month as the Contract Date (other than the 29th, 30th or 31st).

Dollar  Cost  Averaging  may  not  be  elected  while  the  rebalancing  program
(discussed   below)  or  the  Systematic   Withdrawal  option  (described  under
"Withdrawal Options" in Part 5) is in effect.

Special Dollar Cost Averaging

For Certificate Owners who at issue of the Certificate want to dollar cost average their entire initial contribution from the Special Dollar Cost Averaging Account into the Investment Funds monthly over a period of twelve months, we offer a Special Dollar Cost Averaging program. Under this program your entire initial contribution must be allocated to the Special Dollar Cost Averaging Account and it will be credited with interest at the guaranteed interest rate in effect on the Transaction Date. We will transfer amounts out of the Special Dollar Cost Averaging Account into the Investment Funds according to your instructions. All amounts will be transferred out by the end of the first Contract Year.
Thereafter, no other amounts may be allocated to the Special Dollar Cost Averaging Account under your Certificate. A request by you to transfer or withdraw any amounts from the Special Dollar Cost Averaging Account will cancel this program. Or, you may request to cancel this program at any time by sending us satisfactory notice to our Processing Office. Upon cancellation, all remaining amounts in the Special Dollar Cost Averaging Account will be transferred out and allocated to the other Investment Options according to the allocation percentages you currently have on file with us, unless you specify other allocation percentages. Dollar Cost Averaging from the Special Dollar Cost Averaging Account may not currently be available in your state. If the Special Dollar Cost Averaging Account is not available in your state, we offer a Special Dollar Cost Averaging program from the Alliance Money Market Fund. Under the Special Dollar Cost Averaging from the Alliance Money Market Fund, the mortality and expense risks and the administration charges will not be deducted. See "Charges Deducted from the Investment Funds" in Part 6. We reserve the right to discontinue offering Special Dollar Cost Averaging from the Alliance Money Market Fund for new Certificates subject to state availability of the Special Dollar Cost Averaging Account. Your agent can provide information about state availability, or you may contact our Processing Office.

General Dollar Cost Averaging

If you have at least $5,000 of Annuity Account Value in the Alliance Money Market Fund, you may choose to have a specified dollar amount or percentage of your Annuity Account Value transferred from the Alliance Money Market Fund to other Investment Funds on a monthly, quarterly or annual basis. You may not have Annuity Account Value transferred to the Special Dollar Cost Averaging Account or the Guarantee Periods. This program may be elected at any time.

The minimum amount that may be transferred on each Transaction Date is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Alliance Money Market Fund at the time the program is elected, divided by the number of transfers scheduled to be made each Contract Year.

If, on any transfer date, the Annuity Account Value in the Alliance Money Market Fund is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the Dollar Cost Averaging program will end. You may change the transfer amount once each Contract Year, or cancel this program by sending us satisfactory notice to our Processing Office at least seven calendar days before the next transfer date.

REBALANCING

We currently offer a rebalancing program under which you authorize us to automatically transfer your Annuity Account Value among the Investment Funds selected by you in order to maintain a particular percentage allocation (which you specify) in such Investment Funds. Such percentages must be in whole numbers. You select the period of time at the end of which the transfers will take place. The period of time may be quarterly, semiannually, or annually on a Contract Year basis on the same day of the month as the Contract Date (other than the 29th, 30th or 31st). The Annuity Account Value allocated to each selected Investment Fund will grow or decline in value at different rates during each time period. Rebalancing automatically reallocates the Annuity Account Value in the chosen Investment Funds at the end of each period to the specified allocation percentages. Rebalancing is intended to transfer specified portions of the Annuity Account Value from those chosen Investment Funds that have increased in value to those chosen Investment Funds that have declined in value. The transfers to and from each chosen Investment Fund will be made at the Accumulation Unit Value next computed after the Transaction Date. Rebalancing is not available for amounts in the Guaranteed Period Account or the Special Dollar Cost Averaging Account.

Rebalancing does not assure a profit or protect against a loss in declining markets and should be periodically reviewed as your needs may change. You may want to discuss the rebalancing program with your financial adviser before electing such program.

You may elect the rebalancing program at any time by properly completing the appropriate form, which is available from your agent or our Processing Office.

You may change your rebalancing allocation percentages or cancel this program at any time by submitting a request in a form satisfactory to us. Such request must be received at our Processing Office at least seven days before the next scheduled rebalancing date. A transfer request from you while the rebalancing program is in effect, will cancel the rebalancing program.

Rebalancing may not be elected if a Dollar Cost Averaging program (discussed above) is in effect.

BASEBUILDER BENEFITS

The baseBUILDER option provides guaranteed benefits in the form of a Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit. The combined benefit is available for Annuitant issue ages 20 through 75 and is subject to an additional charge (see "baseBUILDER Benefit Charge" in Part 6). The baseBUILDER provides a degree of protection while you live (Income Benefit), as well as for your beneficiary should you die. As part of the baseBUILDER you will have a choice of two Guaranteed Minimum Death Benefit options for Annuitant issue ages 20 through 75: (i) a 6% Roll Up to Age 80 or (ii) an Annual Ratchet to Age 80. Under Traditional IRA Certificates for Annuitant issue ages 20 through 60, we offer an alternate Guaranteed Minimum Death Benefit under the baseBUILDER which is a 6% Roll Up to Age 70. The three baseBUILDER Guaranteed Minimum Death Benefit options are described below. If you do not elect the baseBUILDER benefit and for Annuitant issue ages 0 through 19 under NQ Certificates, the 6% Roll Up to Age 80 and the Annual Ratchet to Age 80 Guaranteed Minimum Death Benefit choices are still provided under the Certificate. The 6% Roll Up to Age 70 Guaranteed Minimum Death Benefit is available only under the base-

BUILDER benefits. The baseBUILDER benefits are not currently available in New York.

If the Annuitant's age at issue is 76 or older and you are interested in the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit, ask your agent for a copy of the prospectus supplement describing this benefit.

The main advantages of the Guaranteed Minimum Income Benefit relate to amounts allocated to the Investment Funds. Before electing the baseBUILDER, you should consider the extent to which you expect to utilize the Investment Funds. You elect the baseBUILDER guaranteed benefits when you apply for a Certificate and once elected, it may not be changed or cancelled.

GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit provides a minimum amount of guaranteed lifetime income when you apply the Annuity Account Value under your Equitable Accumulator Certificate to an Income Manager(R) (Life Annuity with a Period Certain) payout annuity certificate during the periods of time indicated below. This Income Manager payout annuity certificate provides payments during a period certain with payments continuing for life thereafter. This means that payments will be made for the rest of the Annuitant's life. In addition, if the Annuitant dies before a specified period of time (period certain) has ended, payments will continue to the beneficiary for the balance of the period certain.

On the Transaction Date that you exercise the Guaranteed Minimum Income Benefit, the annual lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) payout annuity certificate will be the greater of
(i) your Guaranteed Minimum Income Benefit, and (ii) the income provided by application of your Annuity Account Value at our then current annuity purchase factors. The Guaranteed Minimum Income Benefit does not provide an Annuity Account Value or guarantee performance of your Investment Options. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of your Annuity Account Value at current annuity purchase factors. It should therefore be regarded as a safety net.

Illustrated below are Guaranteed Minimum Income Benefit amounts per $100,000 of initial contribution, for a male Annuitant age 60 (at issue) on Contract Date anniversaries as indicated below, assuming no subsequent contributions or withdrawals and assuming there were no allocations to the Alliance Money Market Fund or the Guaranteed Period Account.

-------------------------------------------------------------
                                 GUARANTEED MINIMUM
      CONTRACT DATE        INCOME BENEFIT -- ANNUAL INCOME
 ANNIVERSARY AT ELECTION        PAYABLE FOR LIFE WITH
                               10 YEAR PERIOD CERTAIN
-------------------------------------------------------------
             7                       $  8,992
            10                         12,160
            15                         18,358
-------------------------------------------------------------

Withdrawals will reduce your Guaranteed Minimum Income Benefit, see "How Withdrawals Affect Your Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit" in Part 5.

Under Traditional IRA, Roth IRA and NQ Certificates, the Guaranteed Minimum Income Benefit may be exercised only within 30 days following the seventh or later Contract Date anniversary under your Equitable Accumulator Certificate. However, it may not be exercised earlier than the Annuitant's age 60, nor later than the Annuitant's age 83; except that for Annuitant issue ages 20 through 44, it may be exercised following the 15th or later Contract Date anniversary. Because Roth IRAs are new in 1998, the tax treatment of an Income Manager payout annuity certificate purchased with a Roth IRA Certificate is not clear at this time. Please consult your tax adviser.

For information on when the Guaranteed Minimum Income Benefit may be exercised under QP Certificates, see "Exercise of the Guaranteed Minimum Income Benefit under QP Certificates" below.

When you exercise the Guaranteed Minimum Income Benefit, you will receive an Income Manager (Life Annuity with a Period Certain) payout annuity certificate and extinguish your rights in your Equitable Accumulator Certificate, with at least the minimum annual income specified and a period certain based on the Annuitant's age at the time the benefit is exercised as follows:

-------------------------------------------------------------
                      LEVEL PAYMENTS*
                                  PERIOD CERTAIN YEARS
         ANNUITANT'S         TRADITIONAL AND
       AGE AT ELECTION           ROTH IRA          NQ
-------------------------------------------------------------
          60 to 75                 10                10
             76                     9                10
             77                     8                10
             78                     7                10
             79                     7                10
             80                     7                10
             81                     7                 9
             82                     7                 8
             83                     7                 7

----------------
* Other forms and periods certain may also be available. For Traditional IRA Certificates, please see "Traditional Individual Retirement Annuities (Traditional IRAs): Required Minimum Distributions" in Part 8 to see how this option may be affected if exercised after age 70 1/2.
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Payments will start one payment mode from the Contract Date of the Income Manager payout annuity certificate.

Each year on your Contract Date anniversary, if you are eligible to exercise the Guaranteed Minimum Income Benefit, we will send you an eligibility notice illustrating how much income could be provided on the Contract Date anniversary. You may then notify us within 30 days following the Contract Date anniversary if you want to exercise the Guaranteed Minimum Income Benefit by submitting the proper form and returning your Equitable Accumulator Certificate. The amount of income you actually receive will be determined on the Transaction Date that we receive your properly completed exercise notice.

You may also apply your Cash Value at any time to an Income Manager (Life Annuity with a Period Certain) payout annuity certificate, and you may always apply your Annuity Account Value to any of our life annuity benefits. The annuity benefits are discussed in Part 5. These benefits differ from the Income Manager payout annuity certificates and may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity certificates. You may request an illustration from your agent.

The Income Manager (Life Annuity with a Period Certain) payout annuity certificates are offered through our prospectus for the Income Manager payout annuities. A copy of the most current version may be obtained from your agent. You should read it carefully before you decide to exercise your Guaranteed Minimum Income Benefit.

Successor Annuitant/Certificate Owner

If the successor Annuitant/Certificate Owner (discussed below) elects to continue the Certificate after your death, the Guaranteed Minimum Income Benefit will continue to be available on Contract Date anniversaries specified above based on the Contract Date of your Equitable Accumulator Certificate, provided the Guaranteed Minimum Income Benefit is exercised as specified above based on the age of the successor Annuitant/Certificate Owner.

Exercise of the Guaranteed Minimum Income Benefit under QP Certificates

Under QP Certificates, the Guaranteed Minimum Income Benefit may be exercised, on Contract Date anniversaries as indicated above, only after the trustee of the qualified plan changes ownership of the QP Certificate to the Annuitant and the Annuitant, as the new Certificate Owner, converts such QP Certificate in a direct rollover to a Traditional IRA Certificate according to our rules at the time of the change. The change of ownership and rollover to a Traditional IRA Certificate may only occur when the Annuitant will no longer be a participant in the qualified plan.

DEATH BENEFIT

When the Annuitant Dies

Generally, upon receipt of proof satisfactory to us of the Annuitant's death prior to the Annuity Commencement Date, we will pay the death benefit to the beneficiary named in your Certificate. You designate the beneficiary at the time you apply for the Certificate. While the Certificate is in effect, you may change your beneficiary by writing to our Processing Office. The change will be effective on the date the written submission was signed. If the Certificate is jointly owned, the surviving Owner will be deemed the beneficiary, superseding any other beneficiary designations. (The joint ownership feature may not currently be available in your state.) The death benefit payable will be determined as of the date we receive such proof of death and any required instructions as to the method of payment.

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit described below.

GUARANTEED MINIMUM DEATH BENEFIT

Applicable for Annuitant Issue Ages 0 through 79 under NQ Certificates; 20 through 79 under Traditional IRA and Roth IRA Certificates; and 20 through 70 under QP Certificates.

You elect either the "6% Roll Up to Age 80" or the "Annual Ratchet to Age 80" Guaranteed Minimum Death Benefit when you apply for a Certificate. Once elected, the benefit may not be changed.

6% Roll Up to Age 80 -- On the Contract Date the Guaranteed Minimum Death Benefit is equal to the initial contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (4% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds, and the Guarantee Periods, except as indicated below) on each Contract Date anniversary through the Annuitant's age 80 (or at the Annuitant's death, if earlier), and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals. The Guaranteed Minimum Death Benefit interest applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program (described above) will be 6%. The 6% Roll Up to Age 80 is not available in New York.

Annual Ratchet to Age 80 -- On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80, to the Annuity Account Value on a Contract Date anniversary if higher than the then current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent contributions and withdrawals.

Alternate baseBUILDER Guaranteed Minimum Death Benefit Applicable under Traditional IRA Certificates for Annuitant Issue Ages 20 through 65

6% Roll Up to Age 70 -- Interest will be credited at 6% and 4% respectively (as described under the 6% Roll Up to Age 80 above) through the Annuitant's age 70 (or at the Annuitant's death, if earlier) and 0% thereafter and is adjusted for any subsequent contributions and withdrawals. The Guaranteed Minimum Death Benefit interest applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program (discussed above) will be 6%. You also elect this benefit when you apply for a Certificate and once elected, the benefit may not be changed.

Applicable for Annuitant Issue Ages 80 through 83

On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial contribution. Thereafter, the initial contribution is adjusted for any subsequent contributions, and any withdrawals.

Withdrawals will reduce your Guaranteed Minimum Death Benefit, see "How Withdrawals Affect Your Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit" in Part 5. For Certificates issued in New York, the Guaranteed Minimum Death Benefit at the Annuitant's death will not be less than the Annuity Account Value in the Investment Funds plus the sum of the Guaranteed Period Amounts in each Guarantee Period. See "Guarantee Periods" in Part 2.

See Appendix III for an example of the calculation of the Guaranteed Minimum Death Benefit.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity benefit you have chosen under your Certificate. If no annuity benefit has been chosen at the time of the Annuitant's death, the beneficiary will receive the death benefit in a lump sum. However, subject to any exceptions in the Certificate, Equitable Life's rules then in effect and any other applicable requirements under the Code, the beneficiary may elect to apply the death benefit to one or more annuity benefits offered by Equitable Life. See "Annuity Benefits and Payout Annuity Options" in Part 5. Note that if you are both the Certificate Owner and the Annuitant, only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary may be elected.

Successor Annuitant/Certificate Owner

If you are both the Certificate Owner and the Annuitant, and if your spouse is the sole primary beneficiary or the Joint Owner under the Certificate, then upon your death your spouse beneficiary may elect to receive the death benefit, or to continue the Certificate and become the successor Annuitant/Certificate Owner by completing the appropriate form and sending it to our Processing Office.

If the successor Annuitant/Certificate Owner elects to continue the Certificate, then on the Contract Date anniversary following your death, the Annuity Account Value will be reset to the then current Guaranteed Minimum Death Benefit if it is higher than the Annuity Account Value as of such date. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we will use the age (as of the Contract Date anniversary) of the successor Annuitant/Certificate Owner.

WHEN AN NQ CERTIFICATE OWNER DIES BEFORE THE ANNUITANT

When you are not the Annuitant under an NQ Certificate and you die before the Annuity Commencement Date, the beneficiary named to receive the death benefit upon the Annuitant's death will automatically succeed as Certificate Owner (unless you name a different person as a successor Owner in a written form acceptable to us and send it to our Processing Office). If the Certificate is jointly owned and the first Owner to die is not the Annuitant, the surviving Owner becomes the sole Certificate Owner and will be deemed the "beneficiary" for purposes of the distribution rules described in this section, automatically superseding any other beneficiary designation.

Unless the surviving spouse of the deceased Owner (or in the case of a joint ownership situation, the surviving spouse of the first Owner to die) is the designated beneficiary for this purpose, the entire interest in the Certificate must be distributed under these rules.

The Cash Value in the Certificate must be fully paid to the designated beneficiary (new Owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first Owner to die).

A permissible alternative is for the new Owner to elect to receive such amounts as a life annuity (or payments for a period certain of not longer than the new Owner's life expectancy), with payments beginning no later than December 31st following the calendar year of the non-Annuitant Owner's death. If such an annuity benefit or payments for a period certain is not elected, we will pay any Cash Value in the Certificate on December 31st of the fifth calendar year following the year of your death (or the death of the first Owner to die).

Where a surviving spouse is designated beneficiary or Joint Owner, the spouse may elect to continue the Certificate. No distributions are required as long as the surviving spouse and Annuitant are living.

CASH VALUE

The Cash Value under the Certificate fluctuates daily with the investment performance of the Investment Funds you have selected and reflects any guaranteed interest, and any upward or downward market value adjustment. We do not guarantee any minimum Cash Value except for amounts in a Guarantee Period held to the Expiration

Date and amounts in the Special Dollar Cost Averaging Account. See "Part 2: The Guaranteed Period Account" and "Part 3: The Special Dollar Cost Averaging Account." On any date before the Annuity Commencement Date while the Certificate is in effect, the Cash Value is equal to the Annuity Account Value, less any withdrawal charge. The free corridor amount will not apply when calculating the withdrawal charge applicable upon a surrender. See "Part 6: Deductions and Charges."

SURRENDERING THE CERTIFICATES TO RECEIVE THE CASH VALUE

You may surrender a Certificate to receive the Cash Value at any time while the Annuitant is living and before the Annuity Commencement Date. For a surrender to be effective, we must receive your written request and the Certificate at our Processing Office. The Cash Value will be determined on the Transaction Date. All benefits under the Certificate will be terminated as of that date.

You may receive the Cash Value in a single sum payment or apply it under one or more of the annuity benefits. See "Annuity Benefits and Payout Annuity Options" in Part 5. We will usually pay the Cash Value within seven calendar days, but we may delay payment as described in "When Payments Are Made" below.

For the tax consequences of surrenders, see "Part 8: Tax Aspects of the Certificates."

WHEN PAYMENTS ARE MADE

Under applicable law, application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds, payment of any portion of the Annuity Account Value (less any applicable withdrawal charge) from the Investment Funds, and, upon surrender, payment of the Cash Value from the Investment Funds will be made within seven calendar days after the Transaction Date. Payments or application of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interest in the Investment Funds.

We can defer payment of any portion of the Annuity Account Value in the Guaranteed Period Account and the Special Dollar Cost Averaging Account (other than for death benefits) for up to six months while you are living. We may also defer payments for any amount attributable to a contribution made in the form of a check for a reasonable amount of time (not to exceed 15 days) to permit the check to clear.

ASSIGNMENT

Traditional IRA and Roth IRA Certificates are not assignable or transferable except through surrender to us. They may not be borrowed against or used as collateral for a loan or other obligation.

QP Certificates may not be assigned.

The NQ Certificates may be assigned at any time before the Annuity Commencement Date and for any purpose other than as collateral or security for a loan. Equitable Life will not be bound by an assignment unless it is in writing and we have received it at our Processing Office. In some cases, an assignment may have adverse tax consequences. See "Part 8: Tax Aspects of the Certificates."

SERVICES WE PROVIDE

o  REGULAR REPORTS

   o Statement of your Certificate values as of the last day of the calendar year;

   o Three additional reports of your Certificate values each year;

   o Annual and semiannual statements of each trust; and

   o Written confirmation of financial transactions.

o  TOLL-FREE TELEPHONE SERVICES

   o Call 1-800-789-7771 for a recording of daily Accumulation Unit Values and Guaranteed Rates applicable to the Guarantee Periods and guaranteed interest rates for the Special Dollar Cost Averaging Account. Also call during our regular business hours to speak to one of our customer service representatives.

o  PROCESSING OFFICE

   o FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
     Equitable Life
     Income Management Group
     P.O. Box 13014
     Newark, NJ 07188-0014

   o FOR CONTRIBUTIONS SENT BY EXPRESS MAIL:
     Equitable Life
     c/o First Chicago National Processing Center
     300 Harmon Meadow Boulevard, 3rd Floor
     Attn: Box 13014
     Secaucus, NJ 07094

   o FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY REGULAR MAIL:
     Equitable Life
     Income Management Group
     P.O. Box 1547
     Secaucus, NJ 07096-1547

   o FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY EXPRESS MAIL:
     Equitable Life
     Income Management Group
     200 Plaza Drive, 4th Floor
     Secaucus, NJ 07096

DISTRIBUTION OF THE CERTIFICATES

As the distributor of the Certificates, Equitable Distributors, Inc. (EDI), an indirect, wholly owned subsidiary of Equitable Life, has responsibility for sales and marketing functions for the Certificates. EDI also serves as the principal underwriter of the Separate Account under the 1940 Act. EDI is registered with the SEC as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. EDI was paid a fee of $20,088,049 for 1997, $1,204,370 for 1996 and $126,914 for
1995 for its services under a "Distribution Agreement" with Equitable Life and the Separate Account.

The Certificates will be sold by registered representatives of EDI and its affiliates, who are also our licensed insurance agents. Broker-dealer sales compensation for EDI and its affiliates will generally not exceed 6.0% of total contributions made under the Certificates. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion thereof to their registered representatives as commissions related to sales of the Certificates. The offering of the Certificates is intended to be continuous.

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               PART 5: DISTRIBUTION METHODS UNDER THE CERTIFICATES

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The Certificates offer several distribution methods specifically designed to provide retirement income. Under Traditional IRA and Roth IRA Certificates, the Assured Payment Option or APO Plus may be elected in the application or as a distribution option at a later date. In addition, Traditional IRA and Roth IRA Certificates permit Lump Sum Withdrawals, Substantially Equal Payment Withdrawals, and Systematic Withdrawals. Minimum Distribution Withdrawals are available only under Traditional IRA Certificates. NQ Certificates permit Lump Sum Withdrawals and Systematic Withdrawals. The Certificates also offer fixed and variable annuity benefits and Income Manager payout annuity options. The Assured Payment Option and APO plus may not be available in all states. Traditional IRA Certificate Owners should consider how the distribution method selected may affect the ability to comply with the minimum distribution rules discussed in "Part 8: Tax Aspects of the Certificates."

For Traditional IRA retirement benefits subject to minimum distribution requirements, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not begun your annuity payments before that time).

ASSURED PAYMENT OPTION
(Available Only under Traditional IRA and Roth IRA Certificates)

The Assured Payment Option is designed to provide you with guaranteed payments for your life (SINGLE LIFE) or for the lifetime of you and a joint Annuitant you designate (JOINT AND SURVIVOR) through a series of distributions from the Annuity Account Value that are followed by Life Contingent Annuity payments. Payments you receive during the fixed period are designed to pay out the entire Annuity Account Value by the end of the fixed period and, for Traditional IRA Certificates, to meet or exceed minimum distribution requirements, if applicable. See "Minimum Distribution Withdrawals" below. The fixed period ends with the distribution of the Maturity Value of the last Guarantee Period, or distribution of the final amount in the Modal Payment Portion of the Guaranteed Period Account. The fixed period may also be referred to as the "liquidity period," as during this period, you have access to the Cash Value through Lump Sum Withdrawals or surrender of the Certificate, with lifetime income continuing in reduced amounts.

After the fixed period, the payments are made under the Life Contingent Annuity described below.

You may elect the Assured Payment Option at any time if your initial contribution or Annuity Account Value is at least $10,000 at the time of election, by submitting a written request satisfactory to us. The Assured Payment Option may be elected at ages 59 1/2 through 83. If you are over age 70 1/2, the availability of this option may be restricted under certain limited circumstances. See "Traditional Individual Retirement Annuities (Traditional
IRAs): Tax  Considerations  for the Assured Payment Option and APO Plus" in Part
8. The Assured Payment Option may be elected at ages as young as 53 1/2 provided payments do not start before you attain age 59 1/2.

Once the Assured Payment Option is elected, all amounts currently held under your Equitable Accumulator Traditional IRA or Roth IRA Certificate must be allocated to the Guarantee Periods, the Modal Payment Portion of the Guaranteed Period Account, if applicable, and the Life Contingent Annuity. See "Allocation of Contributions or Annuity Account Value" below. Subsequent contributions may be made according to the rules set forth below and in "Part 8: Tax Aspects of the Certificates."

Subsequent Contributions under the Assured
Payment Option

Under Traditional IRA Certificates, subsequent "regular" Traditional IRA contributions may no longer be made for the taxable year in which you attain age 70 1/2 and thereafter. Subsequent Traditional IRA rollover and direct transfer contributions may be made at any time until the earlier of (i) when you attain age 84 and (ii) when the Certificate is within seven years of the end of the fixed period while the Assured Payment Option is in effect. However, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

We will not accept "regular" IRA contributions to Roth IRAs. Rollover and direct custodian-to-custodian transfer contributions can be made any time until the earlier of (i) when you attain age 84 and (ii) when the Certificate is within seven years of the end of the fixed period while the Assured Payment Option is in effect and provided you meet certain requirements. See "Part 8: Tax Aspects of the Certificates."

Payments

You may elect to receive monthly, quarterly or annual payments. However, all payments are made on the 15th of the month. Payments to be made on an Expiration Date during the fixed period represent distributions of the Maturity Values of serially maturing Guarantee Periods on their Expiration Dates. Payments to be made monthly, quarterly or annually on dates other than an Expiration Date represent distributions from amounts in the Modal Payment Portion of the Guaranteed Period Account. See "Part 2: The Guaranteed Period Account."

During the fixed period, payments are designed to increase by 10% every three years on each third anniversary of the payment start date. After the end of the fixed period, your first payment under the Life Contingent Annuity will be 10% greater than the final payment made under the fixed period. Thereafter, payments will increase annually on each anniversary of the payment start date under the Life Contingent Annuity based on the annual increase, if any, in the Consumer Price Index, but in no event greater than 3% per year.

Payments will generally start one payment mode from the date the Assured Payment Option goes into effect. Or you may choose to defer the date payments will start generally for a period of up to 72 months. Deferral of the payment start date permits you to lock in rates at a time when you may consider current rates to be high, while permitting you to delay receiving payments if you have no immediate need to receive income under your Certificate. In making this decision, you should consider that the amount of income you purchase is based on the rates applicable on the Transaction Date, so if rates rise during the interim, your payments may be less than they would have been if you had elected the Assured Payment Option at a later date. Deferral of the payment start date is not available above age 80. For Traditional IRA Certificates, before you elect to defer the date your payments will start, you should consider the consequences of this decision on the requirement under the Code that you take minimum distributions each calendar year with respect to the value of your Traditional IRA. See "Traditional Individual Retirement Annuities (Traditional IRAs):
Required Minimum Distributions" in Part 8. The ability to defer the payment start date may not be available in all states.

For Traditional IRA Certificates, required minimum distributions will be calculated based on the Annuity Account Value in each Guarantee Period and the deemed value of the Life Contingent Annuity for tax purposes. If at any time your payment under the Assured Payment Option would be less than the minimum amount required to be distributed under minimum distribution rules, we will notify you of the difference. You will have the option to have an additional amount withdrawn under your Traditional IRA Certificate and such withdrawal will be treated as a Lump Sum Withdrawal; however, no withdrawal charge will apply. An adjustment will be made to future scheduled payments. Or, you may take the amount from other Traditional IRA funds you may have. See "Lump Sum Withdrawals" below and "Traditional Individual Retirement Annuities (Traditional IRAs):
Required Minimum Distributions" in Part 8.

See Appendix IV for an example of payments purchased under an Assured Payment Option.

Fixed Period

The fixed period based on your age at issue of the Certificate (or age at the time of election if the Assured Payment Option is elected after issue) will be as follows:

-------------------------------------------------------------
             AGE*                      FIXED PERIOD
-------------------------------------------------------------
        59 1/2 through 70                15 years
        71 through 75                    12 years
        76 through 80                     9 years
        81 through 83                     6 years
-------------------------------------------------------------

If you defer the date payments will start, your fixed period will be as follows:

-------------------------------------------------------------
                                  FIXED PERIOD
                            BASED ON DEFERRAL PERIOD
                     ----------------------------------------
                         1-36         37-60        61-72
        AGE*            MONTHS       MONTHS       MONTHS
-------------------------------------------------------------
   53 1/2 through 70    12 years     9 years      9 years
    71 through 75        9 years     9 years        N/A
    76 through 80        6 years     6 years        N/A
    81 through 83         N/A          N/A          N/A

-------------------
* For joint and survivor, the fixed period is based on the age of the younger Annuitant.
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Allocation of Contributions or Annuity Account Value

If the Assured Payment Option is elected in the application, then based on the amount of your initial contribution, your age and sex (and the age and sex of the joint Annuitant, if applicable), the mode of payment, the form of payments and the applicable fixed period, your entire contribution will be allocated by us. A portion of the initial contribution will be allocated among the Guarantee Periods and the Modal Payment Portion of the Guaranteed Period Account, if applicable, to provide fixed period payments and a portion will be applied under the Life Contingent Annuity in order to provide the payments for life. For initial contributions of $500,000 or more, amounts allocated to the Life Contingent Annuity may also be based on your underwriting classification. In general, underwriting classification is based on your medical history and smoker status and may result in a smaller allocation of amounts to the Life Contingent Annuity if your classification is lower than our standard class. If the Assured Payment Option is elected anytime after issue of the Certificate or if you cancel APO Plus (discussed below) and elect the Assured Payment Option, then based on your Annuity Account Value and the informa-tion you provide as described above, your entire Annuity Account Value, including any amounts currently invested in the Investment Funds and the Special Dollar Cost Averaging Account, will be allocated by us among the Guarantee Periods, the Modal Payment Portion of the Guaranteed Period Account, if applicable, and applied under the Life Contingent Annuity. While the Assured Payment Option is in effect, no amounts may be allocated to the Investment Funds and the Special Dollar Cost Averaging Account. If amounts in the Guarantee Periods are transferred, a market value adjustment may apply.

If you elect the Assured Payment Option in the application and your initial contribution will come from multiple sources, your application must also indicate that contributions are to be allocated to the Alliance Money Market Fund under Equitable Accumulator Traditional IRA or Roth IRA, as applicable, described in Part 4. Election of the Assured Payment Option must include your instructions to apply your Annuity Account Value, on the date the last such contribution is received, under the Assured Payment Option as described above.

Any subsequent contributions made while the Assured Payment Option is in effect must be allocated to the Guarantee Periods and applied to the Life Contingent Annuity. We will determine the allocation of such contributions, such that your payments will be increased and the fixed period and date that payments are to start under the Life Contingent Annuity will remain the same.

Life Contingent Annuity

The Life Contingent Annuity provides lifetime payments starting after the end of the fixed period. The portion of your contributions or Annuity Account Value applied under the Life Contingent Annuity does not have a Cash Value or an Annuity Account Value and, therefore, does not provide for transfers or withdrawals. Once the fixed period has ended and payments have begun under the Life Contingent Annuity, subsequent amounts may no longer be applied under the Life Contingent Annuity.

THERE IS NO DEATH BENEFIT PROVIDED UNDER THE LIFE CONTINGENT ANNUITY AND ANNUITY INCOME IS PAID ONLY IF YOU (OR A JOINT ANNUITANT) ARE LIVING AT THE DATE ANNUITY BENEFITS BEGIN. BENEFITS ARE ONLY PAID DURING YOUR LIFETIME AND, IF APPLICABLE, THE LIFETIME OF A JOINT ANNUITANT. CONSEQUENTLY, YOU SHOULD CONSIDER THE POSSIBILITY THAT NO AMOUNTS WILL BE PAID UNDER THE LIFE CONTINGENT ANNUITY IF YOU (OR A JOINT ANNUITANT) DO NOT SURVIVE TO THE DATE PAYMENTS ARE TO START UNDER SUCH ANNUITY.

You may elect to have the Life Contingent Annuity provide level or increasing payments on a Single Life or a Joint and 100% to Survivor basis. If you elect increasing payments, the payments will increase annually based on the increase, if any, in the Consumer Price Index, but in no event greater than 3% per year. The Life Contingent Annuity may also provide payments on a Joint and one-half to Survivor or a Joint and two-thirds to Survivor basis.

Payments under the Life Contingent Annuity will be made to you during your lifetime (and the lifetime of the joint Annuitant, if applicable) on the same payment mode and date as the payments that were made during the fixed period.

Election Restrictions under Joint and Survivor

Election of the Assured Payment Option with a Joint and Survivor form of the Life Contingent Annuity is subject to the following restrictions: (i) the joint Annuitant must be your spouse; (ii) neither you nor the joint Annuitant can be over age 83.

Withdrawals under the Assured Payment Option

While the Assured Payment Option is in effect, if you take a Lump Sum Withdrawal as described under "Lump Sum Withdrawals" below (or, if a Lump Sum Withdrawal is made under a Traditional IRA Certificate to satisfy minimum distribution requirements under the Certificate), such withdrawals will be taken from all remaining Guarantee Periods to which your Annuity Account Value is allocated and the Modal Payment Portion of the Guaranteed Period Account, if applicable, such that the amount of the payments and the length of the fixed period will be reduced, and the date payments are to start under the Life Contingent Annuity will be accelerated. Additional amounts above the amount of the requested withdrawal will be withdrawn from the Guaranteed Period Account and applied to the Life Contingent Annuity to the extent necessary to achieve this result. As a result, the same pattern of payments will continue in reduced amounts for your life, and if applicable, the life of your joint Annuitant. The first reduction in your payments will take place no later than the date of the next planned increase.

Substantially Equal Payment Withdrawals, Systematic Withdrawals and, under Traditional IRA Certificates, Minimum Distribution Withdrawals, may not be elected while the Assured Payment Option is in effect. See "Substantially Equal Payment Withdrawals," "Systematic Withdrawals" and "Minimum Distribution Withdrawals," below.

Death Benefit

Once you have elected the Assured Payment Option, if a death benefit becomes payable during the fixed period we will pay the death benefit amount to the designated beneficiary. The death benefit amount is equal to the Annuity Account Value in the Guaranteed Period Account or, if greater, the sum of the Guaranteed Period Amounts in each Guarantee Period, plus any amounts in the Modal Payment Portion of the Guaranteed Period Account. Unless you have elected a Joint and Survivor form under the Life Contingent Annuity, no payment will be made under the Life Contingent Annuity. The death benefit payable relates only to the Guarantee Periods under the Certificate; a death benefit is never payable under the Life Contingent Annuity.

If you have elected a Joint and Survivor form of annuity under the Life Contingent Annuity, payments will be made to you or the joint Annuitant, if living on the date payments are to start. The designated beneficiary and the joint Annuitant must be your spouse.

Termination of the Assured Payment Option

The Assured Payment Option will be terminated if: (i) you cancel such option at any time by sending a written request satisfactory to us; (ii) you submit a subsequent contribution and you do not want it applied under the Assured Payment Option; (iii) you request a transfer of your Annuity Account Value as described under "Transfers among Investment Options" in Part 4, while the Assured Payment Option is in effect; or (iv) you request a change in the date the payments are to start under the Life Contingent Annuity. Once the Assured Payment Option is terminated, in order to receive distributions from your Annuity Account Value you must utilize the withdrawal options described under "Withdrawal Options" below. Although the Life Contingent Annuity will continue in effect and payments will be made if you or your joint Annuitant, if applicable, are living on the date payments are to start, additional Life Contingent Annuity payments may not be purchased. You may elect to start the Assured Payment Option again by submitting a written request satisfactory to us, but no sooner than three years after the Option was terminated. If you own a Traditional IRA Certificate and you elected the Assured Payment Option at age 70 1/2 or older and subsequently terminate this Option, required minimum distributions must continue to be made with respect to your Traditional IRA Certificate.

For Traditional IRA Certificates, before terminating the Assured Payment Option, you should consider the implications this may have under the minimum distribution requirements. See "Traditional Individual Retirement Annuities (Traditional IRAs): Tax Considerations for the Assured Payment Option and APO Plus" in Part 8.

Income Annuity Options and Surrendering the Certificates

If you elect an annuity benefit as described under "Annuity Benefits" below, or surrender the Certificate for its Cash Value as described under "Surrendering the Certificates to Receive the Cash Value" in Part 4, once we receive your returned Certificate, your Certificate will be returned to you with a notation that the Life Contingent Annuity is still in effect. Thereafter, no subsequent contributions will be accepted under the Certificate and no amounts may be applied under the Life Contingent Annuity.

Withdrawal Charge

While the Assured Payment Option is in effect, withdrawal charges will not apply to the level or increasing payments made during the fixed period. Except as necessary to meet minimum distribution requirements under the Traditional IRA Certificate, Lump Sum Withdrawals will be subject to a withdrawal charge and will have a 10% free corridor available. Upon termination of the Assured Payment Option, the free corridor will apply as described under "Withdrawal Charge" in
Part 6.

APO PLUS

APO Plus is a variation of the Assured Payment Option. APO Plus is available at ages 59 1/2 through 83. It may also be elected at ages as young as 53 1/2 provided payments under APO Plus do not start before you attain age 59 1/2. Except as indicated below, all provisions of the Assured Payment Option apply to APO Plus. APO Plus enables you to keep a portion of your Annuity Account Value in the Alliance Common Stock Fund or the Alliance Equity Index Fund as you select, while periodically converting such Annuity Account Value to increase the guaranteed lifetime income under the Assured Payment Option. You select either the Alliance Common Stock Fund or Alliance Equity Index Fund in the application and once elected it may not be changed. When you elect APO Plus, a portion of your initial contribution or Annuity Account Value as applicable is allocated by us to the Assured Payment Option to provide a minimum amount of level guaranteed lifetime income through allocation of amounts to the Guarantee Periods and the Modal Payment Portion of the Guaranteed Period Account, if applicable, and application of amounts to the Life Contingent Annuity. The remaining Annuity Account Value remains in the Investment Fund you selected. Periodically during the fixed period (as described below), a portion of the remaining Annuity Account Value in such Investment Fund is applied to increase the guaranteed level payments under the Assured Payment Option.

APO Plus allows you to remain invested in an Investment Fund for longer than would be possible if you applied your entire Annuity Account Value all at once to the Assured Payment Option or to an annuity benefit, while utilizing an "exit strategy" to provide retirement income.

The fixed period under APO Plus will be based on your age (or the age of the younger Annuitant if Joint and Survivor is elected) at issue of the Certificate (or age at the time of election if APO Plus is elected after issue) and will be the same as the periods indicated for payments under "Assured Payment Option" above.

You may elect to defer the payment start date as described in "Payments" under "Assured Payment Option" above. The fixed period will also be as indicated for deferral of the payment start date for increasing payments under the Assured Payment Option.

You elect APO Plus in the application or at a later date by submitting the proper form. APO Plus may not be elected if the Assured Payment Option is already in effect.

The amount applied under APO Plus is either the initial contribution if APO Plus is elected at issue of the Certificate, or the Annuity Account Value if APO Plus is elected after issue of the Certificate. Out of a portion of the amount applied, level payments are provided under the Assured Payment Option equal to the initial payment that would have been provided on the Transaction Date by the allocation of the entire amount under the Assured Payment Option where the payments increase as described above. The difference between the amount required for level payments and the amount required for the increasing payments is allocated to the Investment Fund. If you have Annuity Account Value in the Guaranteed Period Account at the time this option is elected, a market value adjustment may apply as a result of such amounts being transferred to effect the Assured Payment Option.

On the third February 15th following the date the first payment is made (if payments are to be made on February 15th, the date of the first payment will be counted as the first February 15th) during the fixed period while you are living, a portion of the Annuity Account Value in the Investment Fund is applied to increase the level payments under the Assured Payment Option. If a deferral period of three years or more is elected, a portion of the Annuity Account Value in the Investment Fund will be applied on the February 15th prior to the date the first payment is made, to increase the initial level payments. If payments are to be made on February 15th, the date of the first payment will be counted as the first February 15th.

The amount applied is the amount which provides for level payments equal to the initial payment that would have been provided by the allocation of the entire
Annuity Account Value to the Assured Payment Option increasing payments, as described in the preceding paragraph. This process is repeated each third year during the fixed period. The first increased payment will be reflected in the payment made following three full years of payments and then every three years thereafter. On the Transaction Date immediately following the last payment during the fixed period, the remaining Annuity Account Value in the Investment Fund is first applied to the Life Contingent Annuity to change the level payments previously purchased to increasing payments. If there is any Annuity Account Value remaining after the increasing payments are purchased, this balance is applied to the Life Contingent Annuity to further increase such increasing payments. If the Annuity Account Value in the Investment Fund is insufficient to purchase the increasing payments, then the level payments previously purchased will be increased to the extent possible.

While APO Plus provides a minimum amount of level guaranteed lifetime payment under the Assured Payment Option, the total amount of income that can be provided over time will depend on the investment performance of the Investment Fund in which you have Annuity Account Value, as well as the current Guaranteed Rates and the cost of the Life Contingent Annuity, which may vary. Consequently, the aggregate amount of guaranteed lifetime income under APO Plus may be more or less than the amount that could have been purchased by application at the outset of the entire initial contribution or Annuity Account Value to the Assured Payment Option with increasing payments.

See Appendix IV for an example of the payments purchased under Assured Payment Option and APO Plus.

For Traditional IRA Certificates, in calculating your required minimum distributions your Annuity Account Value in the Investment Fund, the Annuity Account Value in each Guarantee Period, any amount in the Modal Payment Portion of the Guaranteed Period Account, and the deemed value of the Life Contingent Annuity for tax purposes will be taken into account as described in "Payments"
under "Assured Payment Option" above. Also see "Traditional Individual Retirement Annuities (Traditional IRAs): Required Minimum Distributions" in Part 8.

Allocation of Subsequent Contributions under APO Plus

Any subsequent contributions you make may only be allocated to the Investment Fund you selected, where it is later applied by us under the Assured Payment Option. Subsequent contributions may no longer be made after the end of the fixed period.

Withdrawals under APO Plus

While APO Plus is in effect, if you take a Lump Sum Withdrawal as described under "Lump Sum Withdrawals" below (or, under Traditional IRA Certificates, if a Lump Sum Withdrawal is made to satisfy minimum distribution requirements under the Certificate), such withdrawals will be taken from your Annuity Account Value in the Investment Fund unless you specify otherwise. If there is insufficient value in the Investment Fund the excess will be taken from the Guarantee Periods and the Modal Payment Portion of the Guaranteed Period Account, if applicable, as described under "Withdrawals under the Assured Payment Option" above.

For Traditional IRA Certificates, a Lump Sum Withdrawal taken to satisfy minimum distribution requirements under the Certificate will not be subject to a withdrawal charge.

Death Benefit

Once you have elected APO Plus, if a death benefit becomes payable during the fixed period we will pay the death benefit amount to the designated beneficiary. The death benefit amount is equal to (i) the Annuity Account Value in the Guaranteed Period Account or, if greater, the sum of the Guaranteed Period Amounts in each Guarantee Period, plus (ii) any amounts in the Modal Payment Portion of the Guaranteed Period Account, plus (iii) contributions allocated to the selected Investment Fund, less amounts applied to increase payments under the Assured Payment Option and, less any withdrawals. Unless you have elected Joint and Survivor under the Life Contingent Annuity, no payment will be made under the Life Contingent Annuity. The death benefit relates only to the Investment Funds and the Guarantee Periods under the Certificate; a death benefit is never payable under the Life Contingent Annuity.

Termination of APO Plus

You may terminate APO Plus at any time by submitting a request satisfactory to us. In connection with the termination, you may either (i) elect to terminate APO Plus at any time and have your Certificate operate under the Rollover IRA rules (see "Part 4: Provisions of the Certificates and Services We Provide") or
(ii) elect the Assured Payment Option. In the latter case your remaining Annuity Account Value in the Investment Fund will be allocated to the Guaranteed Period Account and applied under the Life Contingent Annuity. A market value adjustment may apply for any amounts allocated from a Guarantee Period. At least 45 days prior to the end of each three-year period, we will send you a quote indicating how much future income could be provided under the Assured Payment Option. The quote would be based on your current Annuity Account Value, current Guaranteed Rates for the Guarantee Periods and current purchase rates under the Life Contingent Annuity as of the date of the quote. The actual amount of future income would depend on the rates in effect on the Transaction Date.

WITHDRAWAL OPTIONS

The Certificates are annuity contracts, even though you may elect to receive your benefits in a non-annuity form. You may take withdrawals from your Certificate before the Annuity Commencement Date and while you are alive. Special withdrawal rules may apply under the Assured Payment Option and APO Plus.

Amounts withdrawn from the Guaranteed Period Account, other than at the Expiration Date, will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 2. Withdrawals may be taxable and subject to tax penalty. See "Part 8:
Tax Aspects of the Certificates."

As a deterrent to early withdrawal (generally prior to age 59 1/2), the Code provides certain penalties. We may also be required to withhold income taxes from the amount distributed. These rules are outlined in "Part 8: Tax Aspects of the Certificates."

Any withdrawal request while the Special Dollar Cost Averaging program is in effect will cancel such program. See "Special Dollar Cost Averaging" in Part 4.

LUMP SUM WITHDRAWALS
(Available under Traditional IRA, Roth IRA and NQ Certificates)

You may take Lump Sum Withdrawals at any time subject to a minimum withdrawal amount of $1,000. A request to withdraw more than 90% of the Cash Value as of the Transaction Date will result in the termination of the Certificate and will be treated as a surrender of the Certificate for its Cash Value. See "Surrendering the Certificates to Receive the Cash Value" in Part 4.

To make a Lump Sum Withdrawal, you must submit a request satisfactory to us which specifies the Investment Options from which the Lump Sum Withdrawal will be taken. If we have received the information we require, the requested withdrawal will become effective on the Transaction Date and proceeds will usually be mailed within seven calendar days thereafter, but we may delay payment as described in "When Payments Are Made" in Part 4. If we receive only partially completed information, our Processing Office will contact you for specific instructions before your request can be processed.

Lump Sum Withdrawals in excess of the 15% free corridor amount may be subject to a withdrawal charge. While either the Assured Payment Option or APO Plus is in effect, Lump Sum Withdrawals that exceed the 10% free corridor amount may be subject to a withdrawal charge. See "Withdrawal Charge" in Part 6.

SYSTEMATIC WITHDRAWALS
(Available under Traditional IRA, Roth IRA and NQ Certificates)

Under Traditional IRA and Roth IRA Certificates this option may be elected only if you are between age 59 1/2 to 70 1/2.

Systematic Withdrawals provide level percentage or level amount payouts. You may choose to receive Systematic Withdrawals on a monthly, quarterly or annual basis. You select a dollar amount or percentage of the Annuity Account Value to be withdrawn, subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually, but in no event may any payment be less than $250. If at the time a Systematic Withdrawal is to be made, the withdrawal amount would be less than $250, no payment will be made and your Systematic Withdrawal election will terminate.

You select the date of the month when the withdrawals will be made, but you may not choose a date later than the 28th day of the month. If no date is selected, withdrawals will be made on the same calendar day of the month as the Contract Date. The commencement of payments under the Systematic Withdrawal option may not be elected to start sooner than 28 days after issue of the Certificate.

You may elect Systematic Withdrawals at any time by completing the proper form and sending it to our Processing Office. You may change the payment frequency of your Systematic Withdrawals once each Contract Year or cancel this withdrawal option at any time by sending notice in a form satisfactory to us. The notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. You may also change the amount or percentage of your Systematic Withdrawals once in each Contract Year. However, you may not change the amount or percentage in any Contract Year where you have previously taken another withdrawal under the Lump Sum Withdrawal option described above.

Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first (a market value adjustment may apply) and then from the Special Dollar Cost Averaging Account, if applicable.

Systematic Withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a Lump Sum Withdrawal previously taken in the same Contract Year, the Systematic Withdrawal exceeds the 15% free corridor amount. See "Withdrawal Charge" in Part 6.

SUBSTANTIALLY EQUAL PAYMENT WITHDRAWALS
(Available under Traditional IRA and Roth IRA Certificates)

Substantially Equal Payment Withdrawals provide distributions from the Annuity Account Value of the amounts necessary so that the 10% penalty tax, normally applicable to distributions made prior to age 59 1/2, does not apply. See "Part 8: Tax Aspects of the Certificates." Once distributions begin, they should not be changed or stopped until the later of age 59 1/2 or five years from the date of the first distribution. If you change or stop the distributions or take a Lump Sum Withdrawal, you may be liable for the 10% penalty tax that would have otherwise been due on all prior distributions made under this option and for any interest thereon.

Substantially Equal Payment Withdrawals may be elected at any time if you are below age 59 1/2. You can elect this option by submitting the proper election form. You select the day and the month when the first withdrawal will be made, but it may not be sooner than 28 days after the issue of the Certificate. In no event may you elect to receive the first payment in the same Contract Year in which a Lump Sum Withdrawal was taken. We will calculate the amount of the distribution under a method we select and payments will be made monthly, quarterly or annually as you select. These payments will continue to be made until we receive written notice from you to cancel this option. Such notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. A Lump Sum Withdrawal taken while Substantially Equal Payment Withdrawals are in effect will cancel such withdrawals. You may elect to start receiving Substantially Equal Payment Withdrawals again, but in no event can the payments start in the same Contract Year in which a Lump Sum Withdrawal was taken. We will calculate a new distribution amount. As indicated in the preceding paragraph, you may be liable for the 10% penalty tax on Substantially Equal Payment Withdrawals made before cancellation.

Unless you specify otherwise, Substantially Equal Payment Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first (a market value adjustment may apply) and then from the Special Dollar Cost Averaging Account, if applicable.

Substantially Equal Payment Withdrawals are not subject to a withdrawal charge.

MINIMUM DISTRIBUTION WITHDRAWALS
(Available under Traditional IRA Certificates)

Minimum Distribution Withdrawals provide distributions from the Annuity Account Value of the amounts necessary to meet minimum distribution requirements set forth in the Code. This option may be elected in the year in which you attain age 70 1/2. You can elect Minimum Distribution Withdrawals by submitting the proper election form. The minimum amount we will pay out is $250. You may elect Minimum Distribution Withdrawals for each Certificate you own, subject to our rules then in effect. Currently, Minimum Distribution Withdrawal payments will be made annually.

Unless you specify otherwise, Minimum Distributions Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first (a market value adjustment may apply) and then from the Special Dollar Cost Averaging Account, if applicable.

Minimum Distribution Withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a Lump Sum Withdrawal previously taken in the same Contract Year, the Minimum Distribution Withdrawal exceeds the 15% free corridor amount. See "Withdrawal Charge" in Part 6.

Example

The chart below illustrates the pattern of payments, under Minimum Distribution Withdrawals for a male who purchases a Traditional IRA Certificate at age 70 with a single contribution of $100,000, with payments commencing at the end of the first Contract Year.


                   PATTERN OF MINIMUM DISTRIBUTION WITHDRAWALS
                       $100,000 SINGLE CONTRIBUTION FOR A
                           SINGLE LIFE -- MALE AGE 70

                 [THE FOLLOWING TABLE WAS REPRESENTED AS AN AREA
                            GRAPH IN THE PROSPECTUS]

                            AGE      AMOUNT WITHDRAWN
                             70           $6,250
                             75           $7,653
                             80           $8,667
                             85           $8,770
                             90           $6,931
                             95           $3,727
                            100           $1,179

                           Assumes 6.0% Rate of Return

                     [END OF GRAPHICALLY REPRESENTED DATA]

Payments are calculated each year based on the Annuity Account Value at the end of each year, using the recalculation method of determining payments. (See "Part 1 -- Minimum Distribution Withdrawals -- Traditional IRA Certificates" in the SAI.) Payments are made annually, and it is further assumed that no Lump Sum Withdrawals are taken.

This example assumes an annual rate of return of 6.0% compounded annually for both the Investment Funds and the Guaranteed Period Account. It assumes no allocations to the Special Dollar Cost Averaging Account. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return. Your investment results will vary. In addition, this example does not reflect any charges that may be applicable under the Traditional IRA. Such charges would effectively reduce the actual return.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME
BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Except as described in the next sentence, each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base (described below) on a pro rata basis. Your current Guaranteed Minimum Death Benefit if based on the 6% Roll Up to Age 70 or 6% Roll Up to Age 80, and your Guaranteed Minimum Income Benefit benefit base, will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 6% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

Reduction on a dollar-for-dollar basis means your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base are reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of the Annuity Account Value as of the Transaction Date that is being withdrawn and we reduce your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base by that same percentage. For example, if your Annuity Account Value is $10,000 and you withdraw $4,000, you have withdrawn 40% ($4,000/ $10,000) of your Annuity Account Value. If your Guaranteed Minimum Death Benefit was $20,000 prior to the withdrawal, it would be reduced by $8,000 ($20,000 x .40) and your new Guaranteed Minimum Death Benefit after the withdrawal would be $12,000 ($20,000
- $8,000).

The timing of your withdrawals and whether they exceed the 6% threshold described above can have a significant impact on your Guaranteed Minimum Death Benefit or Guaranteed Minimum Income Benefit.

GUARANTEED MINIMUM INCOME BENEFIT
BENEFIT BASE

The Guaranteed Minimum Income Benefit benefit base is equal to the initial contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 6% (4% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds, and the Guarantee Periods, except as indicated below) on each Contract Date anniversary through the Annuitant's age 80 (age 70 if the 6% Roll Up to Age 70 is elected), and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals. The Guaranteed

Minimum Income Benefit benefit base interest applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program (described in Part 4) will be 6%. The Guaranteed Minimum Income Benefit benefit base will also be reduced by any withdrawal charge remaining on the Transaction Date that you exercise your Guaranteed Minimum Income Benefit.

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% if the Guaranteed Minimum Income Benefit is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary, and (ii) mortality tables that assume increasing longevity. These interest and mortality factors are generally more conservative than the basis underlying current annuity purchase factors, which means that they would produce less periodic income for an equal amount applied.

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating your Guaranteed Minimum Income Benefit.

ANNUITY BENEFITS AND PAYOUT ANNUITY OPTIONS

The Equitable Accumulator Certificates offer annuity benefits and Income Manager payout annuity options, described below, for providing retirement income.

ANNUITY BENEFITS

Annuity benefits under the Equitable Accumulator provide periodic payments over a specified period of time which may be fixed or may be based on the Annuitant's life. Annuity forms of payment are calculated as of the Annuity Commencement Date, which is on file with our Processing Office. You can change the Annuity Commencement Date by writing to our Processing Office anytime before the Annuity Commencement Date. However, you may not choose a date later than the 28th day of any month. Also, based on the issue age of the Annuitant, the Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday (may be different in some states).

Before the Annuity Commencement Date, we will send a letter advising that annuity benefits are available. Unless you otherwise elect, we will pay fixed annuity benefits on the "normal form" indicated for your Certificate as of the Annuity Commencement Date. The amount applied to provide the annuity benefit will be (1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years, the amount applied will be no less than 95% of the Annuity Account Value.

Amounts in the Guarantee Periods that are applied to an annuity benefit prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 3.

Annuity Forms

o Life Annuity: An annuity which guarantees payments for the rest of the Annuitant's life. Payments end with the last monthly payment before the Annuitant's death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life income annuity options, so long as the Annuitant is living.

o Life Annuity -- Period Certain: This annuity form also guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before a specified period of time (the "certain period") has ended, payments will continue to the beneficiary for the balance of the certain period. Certain periods may be 5, 10, 15 or 20 years. A life annuity with a certain period of 10 years is the normal form of annuity under the Certificates.

o Life Annuity -- Refund Certain: This annuity form guarantees payments to you for the rest of your life. In addition, if you die before the amount applied to purchase this annuity option has been recovered, payments will continue to your beneficiary until that amount has been recovered. This option is available only as a fixed annuity.

o Period Certain Annuity: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies.

o Joint and Survivor Life Annuity: This annuity form guarantees life income to you and, after your death, continuation of income to the survivor.

The life annuity -- period certain and the life annuity -- refund certain are available on either a single life or joint and survivor life basis.

The annuity forms outlined above are available in both fixed and variable form, unless otherwise indicated. Fixed annuity payments are guaranteed by us and will be based either on the tables of guaranteed annuity payments in your Certificate or on our then current annuity rates, whichever is more favorable for the Annuitant. Variable income annuities may be funded through the Investment Funds through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Investment Funds. That is because the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate. See "Annuity Unit Values" in the SAI. Variable income annuities may also be available by separate prospectus through the Funds of other separate accounts we offer.

Under QP Certificates, the only annuity forms available are a Life Annuity 10 Year Period Certain, or a Joint and Survivor Life Annuity 10 Year Period Certain.

For all Annuitants under Traditional IRA, Roth IRA and NQ Certificates, the normal form of annuity provides for fixed payments. We may offer other forms not outlined here. Your agent can provide details.

For each annuity benefit, we will issue a separate written agreement putting the benefit into effect. Before we pay any annuity benefit, we require the return of the Certificate.

The amount of the annuity payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life annuity form, the Annuitant's age (or the Annuitant's and joint Annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an income annuity form is chosen and payments have commenced, no change can be made.

If, at the time you elect an annuity form, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.

INCOME MANAGER PAYOUT ANNUITY OPTIONS

Under Traditional IRA, Roth IRA and NQ Certificates, you may apply your Annuity Account Value to an Income Manager (Life Annuity with a Period Certain) payout annuity certificate, or an Income Manager (Period Certain) payout annuity certificate.

Under QP Certificates, Income Manager payout annuity certificates are available only after the trustee of the qualified plan changes ownership of the QP Certificate to the Annuitant, and the Annuitant, as the new Certificate Owner, converts such QP Certificate in a direct rollover to a Traditional IRA Certificate according to our rules at the time of the change. The change of ownership and rollover to a Traditional IRA Certificate may only occur when the Annuitant will no longer be a Participant/Employee in the qualified plan.

The Income Manager (Life Annuity with a Period Certain) payout annuity certificates provide guaranteed payments for the Annuitant's life or for the Annuitant's life and the life of a joint Annuitant. Income Manager (Period Certain) payout annuity certificates provide payments for a specified period.
The Certificate Owner and Annuitant must meet the issue age and payment requirements. Income Manager payout annuity certificates provide guaranteed level (Traditional IRA, Roth IRA and NQ Certificates) under both forms of certificate, or guaranteed increasing (NQ Certificates) payments under only Income Manager (Life Annuity with a Period Certain) payout annuity certificates.

If you apply a part of the Annuity Account Value under any of the above Income Manager payout annuity certificates, it will be considered a withdrawal and may be subject to withdrawal charges. See "Withdrawal Options" above. If 100% of the Annuity Account Value is applied from an Equitable Accumulator Certificate at a time when the dollar amount of the withdrawal charge is greater than 2% of remaining contributions (after withdrawals), such withdrawal charge will not be deducted. However, a new withdrawal charge schedule will apply under the new certificate. For purposes of the withdrawal charge schedule, the year in which your Annuity Account Value is applied under the new certificate will be "Contract Year 1." If 100% of the Annuity Account Value is applied from the Equitable Accumulator when the dollar amount of the withdrawal charge is 2% or less, such withdrawal charge will not be deducted and there will be no withdrawal charge schedule under the new certificate. You should consider the timing of your purchase as it relates to the potential for withdrawal charges under the new certificate. No subsequent contributions will be permitted under
an  Income  Manager  (Life  Annuity  with  a  Period   Certain)  payout  annuity
certificate.

You may also apply your Annuity Account Value to an Income Manager (Period Certain) payout annuity certificate once withdrawal charges are no longer in effect under your Equitable Accumulator Certificate. No withdrawal charges will apply under this Income Manager (Period Certain) payout annuity certificate.

The payout annuities are described in our prospectus for the Income Manager. Copies of the most current version are available from your agent. To purchase an Income Manager payout annuity certificate we also require the return of your Equitable Accumulator Certificate. An Income Manager payout annuity certificate will be issued to put one of the payout annuity options into effect. Depending upon your circumstances, this may be accomplished on a tax-free basis. Consult your tax adviser.

--------------------------------------------------------------------------------

                         PART 6: DEDUCTIONS AND CHARGES

--------------------------------------------------------------------------------

CHARGES DEDUCTED FROM THE ANNUITY ACCOUNT VALUE

We allocate the entire amount of each contribution to the Investment Options you select, subject to certain restrictions. We then periodically deduct certain amounts from your Annuity Account Value. Unless otherwise indicated, the charges described below and under "Charges Deducted from the Investment Funds" below will not be increased by us for the life of the Certificates. We may reduce certain charges under group or sponsored arrangements. See "Group or Sponsored Arrangements" below.

Withdrawal Charge

A withdrawal charge will be imposed as a percentage of each contribution made to the extent that (i) a Lump Sum Withdrawal or cumulative withdrawals during a Contract Year exceed the free corridor amount, or (ii) if the Certificate is surrendered to receive its Cash Value. We determine the withdrawal charge separately for each contribution in accordance with the table below.

                               CONTRACT YEAR
                 1    2     3     4     5     6     7    8+
-----------------------------------------------------------
Percentage of
Contribution   7.0% 6.0%  5.0%   4.0%  3.0% 2.0%  1.0%  0.0%

If the Assured Payment Option or APO Plus is in effect, the withdrawal charge will be imposed as a percentage of contributions (less withdrawals), less the amount applied under the Life Contingent Annuity.

The applicable withdrawal charge percentage is determined by the Contract Year in which the excess withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For purposes of the table, for each contribution, the Contract Year in which we receive that contribution is "Contract Year 1."

The withdrawal charge is deducted from the Investment Options from which each such withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

Free Corridor Amount

The free corridor amount is 15% of the Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during that Contract Year.

While the Assured Payment Option or APO Plus is in effect, the free corridor amount is 10% of the Annuity Account Value at the beginning of the Contract Year.

There is no withdrawal charge if a Lump Sum Withdrawal is taken to satisfy minimum distribution requirements under a Traditional IRA Certificate. A free corridor amount is not applicable to a surrender.

For purposes of calculating the withdrawal charge, (1) we treat contributions as being withdrawn on a first-in, first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of any contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the Federal income tax law treats earnings under Equitable Accumulator Certificates as withdrawn first. See "Part 8: Tax Aspects of the Certificates."

The withdrawal charge is to help cover sales expenses.

For NQ Certificates issued to a charitable remainder trust (CRT), the free corridor amount will be changed to be the greater of (1) the current Annuity Account Value, less contributions that have not been withdrawn (earnings in the Certificate), and (2) the free corridor amount defined above. If you are considering an annuity for use in a CRT, see "Charitable Remainder Trusts" in
Part 8 concerning recent IRS announcements on the use of annuities in CRTs.

We may also offer other  Equitable  Accumulator  certificates,  which have other
charges.   A  current   prospectus   for  these  other   Equitable   Accumulator
certificates, if available, may be obtained from your agent.

baseBUILDER Benefit Charge

If you elect the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit, we deduct a charge annually on each Processing Date. The charge is equal to a percentage of the Guaranteed Minimum Income Benefit benefit base in effect on the Processing Date. For the baseBUILDER benefit with the 6% Roll Up to Age 80 Guaranteed Minimum Death Benefit and the Annual Ratchet to Age 80 Guaranteed Minimum Death Benefit (available for Annuitant issue ages 20 through 75), the percentage is equal to 0.30%. For the baseBUILDER benefit with the 6% Roll Up to Age 70 Guaranteed Minimum Death Benefit (available under Traditional IRA Certificates for Annuitant issue age 20 through 65), the percentage is equal to 0.15%. The Guaranteed Minimum Income Benefit benefit base is described under "How Withdrawals Affect Your Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit" in Part 5.

This charge will be deducted from your Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of such charge will be deducted from the Guarantee Periods in order of the earliest Expiration Date(s) first. A market value adjustment may apply. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 2.

Charges for State Premium and Other Applicable Taxes

We deduct a charge for applicable taxes, such as state or local premium taxes, that might be imposed in your state. Generally, we deduct this charge from the amount applied to provide an annuity benefit. In certain states, however, we may deduct the charge for taxes from contributions. The current tax charge that might be imposed varies by state and ranges from 0% to 2.25% for Traditional and Roth IRA Certificates, and from 0% to 3.5% for NQ Certificates (1% in Puerto Rico and 5% in the Virgin Islands).

CHARGES DEDUCTED FROM THE INVESTMENT FUNDS

Mortality and Expense Risks Charge

We will deduct a daily charge from the assets in each Investment Fund to compensate us for mortality and expense risks, including the Guaranteed Minimum Death Benefit. The daily charge is at the rate of 0.003032%, which is equivalent to an annual rate of 1.10%, on the assets in each Investment Fund.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each Certificate, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed Minimum Death Benefit exceeds the Cash Value of the Certificate. The expense risk assumed is the risk that it will cost us more to issue and administer the Certificates than we expect.

Administration Charge

We will deduct a daily charge from the assets in each Investment Fund, to compensate us for administration expenses under the Certificates. The daily charge is at a rate of 0.000692% (equivalent to an annual rate of 0.25%) on the assets in each Investment Fund. We reserve the right to increase this charge to an annual rate of 0.35%, the maximum permitted under the Certificates.

HR TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against HR Trust's assets, the 12b-1 fee, direct operating expenses of HR Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of HR Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

---------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE DAILY ASSETS
                           ------------------------------------------------------------------------------------------
                                FIRST              NEXT              NEXT              NEXT
                             $750 MILLION      $750 MILLION       $1 BILLION       $2.5 BILLION       THEREAFTER
---------------------------------------------------------------------------------------------------------------------
Alliance Conservative
   Investors                    0.475%            0.425%            0.375%            0.350%            0.325%
Alliance Growth
   Investors                    0.550%            0.500%            0.450%            0.425%            0.400%
Alliance Growth &
   Income                       0.550%            0.525%            0.500%            0.480%            0.470%
Alliance Common
   Stock                        0.475%            0.425%            0.375%            0.355%            0.345%*
Alliance Global                 0.675%            0.600%            0.550%            0.530%            0.520%
Alliance
   International                0.900%            0.825%            0.800%            0.780%            0.770%
Alliance Aggressive
   Stock                        0.625%            0.575%            0.525%            0.500%            0.475%
Alliance Small Cap
   Growth                       0.900%            0.850%            0.825%            0.800%            0.775%
Alliance Money
   Market                       0.350%            0.325%            0.300%            0.280%            0.270%
Alliance Intermediate
   Government Securities        0.500%            0.475%            0.450%            0.430%            0.420%
Alliance High Yield             0.600%            0.575%            0.550%            0.530%            0.520%
Alliance Equity Index
   Fund                         0.325%            0.300%            0.275%            0.255%            0.245%

-------------------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.
--------------------------------------------------------------------------------

Investment advisory fees are established under HR Trust's investment advisory agreements between HR Trust and its investment adviser, Alliance.

The Rule 12b-1 Plan provides that HR Trust, on behalf of each Portfolio (other than the Alliance Small Cap Growth Portfolio), may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. With respect to the Alliance Small Cap Growth Portfolio, EDI will receive an annual fee not to exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in the ratio of expenses to average daily net assets attributable to Class IB shares equalling 1.20%. Prior to October 8, 1997, EDI waived a portion of the 12b-1 fee with respect to the Alliance Small Cap Growth Portfolio. Fees and expenses are described more fully in the HR Trust prospectus.

EQ TRUST CHARGES TO PORTFOLIOS

Investment management fees charged daily against EQ Trust's assets, the 12b-1 fee, direct operating expenses of EQ Trust (such as trustees' fees, expenses of independent auditors and legal counsel, administrative service fees, custodian fees, and liability insurance), and certain investment-related expenses of EQ Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The investment management fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

--------------------------------------------------------------
                                            AVERAGE DAILY
                                             NET ASSETS
                                        ----------------------
BT Equity 500 Index                             0.25%
BT Small Company Index                          0.25%
BT International Equity Index                   0.35%
MFS Emerging Growth Companies                   0.55%
MFS Research                                    0.55%
Merrill Lynch Basic Value Equity                0.55%
Merrill Lynch World Strategy                    0.70%
Morgan Stanley Emerging Markets Equity          1.15%
EQ/Putnam Balanced                              0.55%
EQ/Putnam Growth and Income Value               0.55%
T. Rowe Price Equity Income                     0.55%
T. Rowe Price International Stock               0.75%
Warburg Pincus Small Company Value              0.65%
--------------------------------------------------------------

Investment management fees are established under EQ Trust's Investment Management Agreement between EQ Trust and its investment manager, EQ Financial. EQ Financial has entered into expense limitation agreements with EQ Trust, with respect to each Portfolio, pursuant to which EQ Financial has agreed to waive or limit its fees and to assume other expenses so that the total operating expenses of each Portfolio are limited to: 0.55% of the respective average daily net assets of the BT Equity 500 Index Portfolio; 0.60% for the BT Small Company Index Portfolio; 0.80% for the BT International Equity Index Portfolio; 0.85% for the MFS Research, MFS Emerging Growth Companies, Merrill Lynch Basic Value Equity, EQ/Putnam Growth & Income Value, and T. Rowe Price Equity Income Portfolios; 0.90% for the EQ/Putnam Balanced Portfolio; 1.00% for Warburg Pincus Small Company Value Portfolio; 1.20% for the Merrill Lynch World Strategy and T. Rowe Price International Stock Portfolios; and 1.75% for the Morgan Stanley Emerging Markets Equity Portfolio. See the prospectus for EQ Trust for more information.

The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. Fees and expenses are described more fully in the EQ Trust prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. Under the Assured Payment Option and APO Plus we may increase Guaranteed Rates and reduce purchase rates under the Life Contingent Annuity. We may also change the Guaranteed Minimum Death Benefit and the Guaranteed Minimum Income Benefit. We may also offer Investment Funds investing in Class IA shares of HR Trust and EQ Trust, which are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Traditional IRA and Roth IRA Certificates. Sponsored arrangements include those in which an employer allows us to sell Certificates to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Certificates or that have been in existence less than six months will not qualify for reduced charges.

We may also establish different Guaranteed Rates for the Guarantee Periods under different classes of Certificates for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when a Certificate is approved for issue. We may change these rules from time to time. Any variation in the withdrawal charge will reflect differences in costs or services and will not be unfairly discriminatory.

Group or  sponsored  arrangements  may be  governed  by the Code,  the  Employee
Retirement Income Security Act of 1974 (ERISA), or both. We make no representations as to the impact of those and other applicable laws on such programs. WE RECOMMEND THAT EMPLOYERS, TRUSTEES, AND OTHERS PURCHASING OR MAKING CERTIFICATES AVAILABLE FOR PURCHASE UNDER SUCH PROGRAMS SEEK THE ADVICE OF THEIR OWN LEGAL AND BENEFITS ADVISERS.

OTHER DISTRIBUTION ARRANGEMENTS

Charges may be reduced or eliminated when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and receive no commission or reduced commissions in connection with the sale of the Certificates. In no event will a reduction or elimination of charges be permitted where it would be unfairly discriminatory.

--------------------------------------------------------------------------------

                              PART 7: VOTING RIGHTS

--------------------------------------------------------------------------------

HR TRUST AND EQ TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of HR Trust and EQ Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o  to elect each trust's Board of Trustees,

o  to ratify the selection of independent auditors for each trust, and

o on any other matters described in each trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because HR Trust is a Massachusetts business trust and EQ Trust is a Delaware business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Certificate Owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates. If we do not receive instructions in time from all Certificate Owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Certificate Owners vote.

Each share of each trust is entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

VOTING RIGHTS OF OTHERS

Currently, we control each trust. EQ Trust shares currently are sold only to our separate accounts. HR Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the Certificate Owners, we currently do not foresee any disadvantages arising out of this. HR Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that HR Trust's response to any of those events insufficiently protects our Certificate Owners, we will see to it that appropriate action is taken to protect our Certificate Owners.

SEPARATE ACCOUNT VOTING RIGHTS

If actions relating to the Separate Account require Certificate Owner approval, Certificate Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. Each Certificate Owner who has elected a variable annuity payout may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in an Investment Fund divided by the Accumulation Unit Value for that Investment Fund. We will cast votes attributable to any amounts we have in the Investment Funds in the same proportion as votes cast by Certificate Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

--------------------------------------------------------------------------------

                     PART 8: TAX ASPECTS OF THE CERTIFICATES

--------------------------------------------------------------------------------

This Part of the prospectus generally covers our understanding of the current Federal income tax rules that apply to NQ, Traditional IRA, and Roth IRA Certificates owned by United States taxpayers.

This Part does not apply to NQ Certificates used as the investment vehicle for qualified plans discussed in Appendix II.

This prospectus does not provide detailed tax information and does not address issues such as state income and other taxes, Federal income tax and withholding rules for non-U.S. taxpayers, or Federal gift and estate taxes. A gift or estate tax transfer may arise whenever payments or contract rights are provided to someone other than the original owner of the Certificates. Please consult a tax adviser when considering the tax aspects of the Certificates.

TAX CHANGES

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of annuities and individual retirement arrangements. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws and, if you are not a United States resident, foreign tax laws, may also affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted.

Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

TAXATION OF NON-QUALIFIED ANNUITIES

This section generally covers our understanding of the current Federal income tax laws that apply to a non-qualified annuity purchased with only after-tax dollars and not subject to any special retirement plan rules.

Equitable Life has designed the NQ Certificate to qualify as an "annuity" for purposes of Federal income tax law. Gains in the Annuity Account Value of the Certificate generally will not be taxable to you until a distribution occurs, either by a withdrawal of part or all of its value or as a series of periodic payments. However, there are some exceptions to this rule: (1) if a Certificate fails the investment diversification requirements; (2) if you transfer a Certificate, for example, as a gift to someone other than your spouse (or divorced spouse), any gain in its Annuity Account Value will be taxed at the time of transfer; (3) the assignment or pledge of any portion of the value of a Certificate will be treated as a distribution of that portion of the Certificate; and (4) when an insurance company (or its affiliate) issues more than one non-qualified deferred annuity certificate or contract during any calendar year to the same taxpayer, the certificates or contracts are required to be aggregated in computing the taxable amount of any distribution.

Corporations, partnerships, trusts and other non-natural persons generally cannot defer the taxation of current income credited to the Certificate unless an exception under the Code applies.

Withdrawals

Prior to the Annuity Commencement Date, any withdrawals which do not terminate your total interest in the NQ Certificate are taxable to you as ordinary income to the extent there has been a gain in the Annuity Account Value, and is subject to income tax withholding. See "Federal and State Income Tax Withholding" below. The balance of the distribution is treated as a return of the "investment" or "basis" in the Certificate and is not taxable. Generally, the investment or basis in the NQ Certificate equals the contributions made, less any amounts previously withdrawn which were not taxable. If your Equitable Accumulator NQ Certificate was issued as a result of a tax-free exchange of another NQ life insurance or deferred annuity contract as described in "Methods of Payment:
Section 1035 Exchanges" in Part 4, your investment in that original contract generally is treated as the basis in the Equitable Accumulator NQ Certificate regardless of the value of that original contract at the time of the exchange. Special rules may apply if contributions made to another annuity certificate or contract prior to August 14, 1982 are transferred to a Certificate in a tax-free exchange. To take advantage of these rules, you must notify us prior to such an exchange.

If you surrender or cancel the NQ Certificate, the distribution is taxable to the extent it exceeds the investment in the NQ Certificate.

Annuity Payments

Once annuity payments begin, a portion of each payment is considered to be a tax-free recovery of investment based on the ratio of the investment to the expected return under the NQ Certificate. The remainder of each payment will be taxable. In the case of a variable annuity, special rules apply if the payments received in a year are less than the amount permitted to be recovered tax free. In the case of a life annuity, after the total investment has been recovered, future payments are fully taxable. If payments cease as a result of death, a deduction for any unrecovered investment will be allowed.

Early Distribution Penalty Tax

In addition to income tax, a penalty tax of 10% applies to the taxable portion of a distribution unless the distribution is (1) made on or after the date you attain age 59 1/2, (2) made on or after your death, (3) attributable to your disability, (4) part of a series of substantially equal installments as an annuity for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and a beneficiary, or (5) with respect to income allocable to amounts contributed to an annuity certificate or contract prior to August 14, 1982 which are transferred to the Certificate in a tax-free exchange.

Payments as a Result of Death

If, as a result of the Annuitant's death, the beneficiary is entitled to receive the death benefit described in Part 4, the beneficiary is generally subject to the same tax treatment as would apply to you, had you surrendered the Certificate (discussed above).

If the beneficiary elects to take the death benefit in the form of a life income or installment option, the election should be made within 60 days after the day on which a lump sum death benefit first becomes payable and before any benefit is actually paid. The tax computation will reflect your investment in the Certificate.

The Certificate provides a minimum guaranteed death benefit that in certain circumstances may be greater than either the contributions made or the Annuity Account Value. This provision provides investment protection against an untimely termination of a Certificate on the death of an Annuitant at a time when the Certificate's Annuity Account Value might otherwise have provided a lower benefit. Although we do not believe that the provision of this benefit should have any adverse tax effect, it is possible that the IRS could take a contrary position and could assert that some portion of the charges for the minimum guaranteed death benefit should be treated for Federal income tax purposes as a partial withdrawal from the Certificate. If this were so, such a deemed withdrawal could be taxable, and for Certificate Owners under age 59 1/2, also subject to tax penalty.

Special distribution requirements apply upon the death of the owner of a non-qualified annuity. That is, in the case of a contract where the owner and annuitant are different, even though the annuity contract could continue because the annuitant has not died, Federal tax law requires that the person who succeeds as owner of the contract take taxable distribution of the contract within a specified period of time. This includes the surviving Joint Owner in a nonspousal joint ownership situation. See "When an NQ Certificate Owner Dies before the Annuitant" in Part 4.

CHARITABLE REMAINDER TRUSTS

On April 17, 1997, the IRS issued proposed regulations concerning CRTs. The preamble to the proposed regulation indicates that the IRS is studying whether the use of deferred annuities or other assets offering similar tax benefits causes a CRT to fail to qualify as a CRT under the tax law. The IRS also issued a Revenue Procedure which indicates that effective such date it will no longer issue rulings that a trust qualifies as a CRT in situations where the timing of trust income can be controlled to take advantage of the difference between trust income and taxable income for the benefit of the unitrust recipient.

SPECIAL RULES FOR NQ CERTIFICATES ISSUED IN PUERTO RICO

Under current law Equitable Life treats income from NQ Certificates as U.S.-source. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ Certificates is also subject to Puerto Rico tax. The computation of the taxable portion of amounts distributed from a Certificate may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

Please consult your tax adviser to determine the applicability of these rules to your own tax situation.

IRA TAX INFORMATION

The term "IRA" may generally refer to all individual retirement arrangements, including individual retirement accounts and individual retirement annuities. In addition to being available in both trusteed or custodial account form or individual annuity form, there are many varieties of IRAs. There are "Traditional IRAs" which are generally funded on a pretax basis. There are Roth IRAs, newly available in 1998, which must be funded on an after-tax basis. SEP-IRAs (including SARSEP-IRAs) and SIMPLE-IRAs are issued and funded in connection with employer-sponsored retirement plans. There are also Education IRAs, which are not discussed herein because they are not available in individual retirement annuity form. As the Equitable Accumulator Roth IRA is an individual retirement annuity, the term "Roth IRA" refers to a Roth individual retirement annuity unless the context requires otherwise.

There is no limit to the number of IRAs (including Roth IRAs) you may establish or maintain as long as you meet the requirements for establishing and funding the IRA. However, if you maintain multiple IRAs, you may be required to aggregate IRA values or contributions for tax purposes. You should be aware that all types of IRAs are subject to certain restrictions in order to qualify for special treatment under the Federal tax law.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

This  prospectus  contains the  information  which the Internal  Revenue Service
(IRS) requires to be disclosed to you before you purchase a Traditional IRA.

The  Equitable   Accumulator  IRA  Certificate  is  designed  to  qualify  as  a
Traditional IRA under Section 408(b) of the Code. Your rights under the IRA Certificate cannot be forfeited.

This prospectus covers some of the special tax rules that apply to individual retirement arrangements. You should be aware that a Traditional IRA is subject to certain restrictions in order to qualify for its special treatment under the Federal tax law.

This prospectus provides our general understanding of applicable Federal income tax rules, but does not provide detailed tax information and does not address issues such as state income and other taxes or Federal gift and estate taxes. Please consult a tax adviser when considering the tax aspects of the Traditional IRA Certificates.

Further information on Traditional IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs, including a discussion of required distributions, can be found in IRS Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.

The Equitable Accumulator IRA Certificate has been approved by the IRS as to form for use as a Traditional IRA. This IRS approval is a determination only as to the form of the annuity, does not represent a determination of the merits of the annuity as an investment, and may not address certain features under the Equitable Accumulator IRA Certificate.

Cancellation

You can cancel a Certificate issued as a Traditional IRA by following the directions in Part 4 under "Free Look Period." Since there may be adverse tax consequences if a Certificate is cancelled (and because we are required to report to the IRS certain distributions from cancelled Traditional IRAs), you should consult with a tax adviser before making any such decision. If you cancel this Certificate, you may establish a new individual retirement arrangement if at the time you meet the requirements for establishing an individual retirement arrangement.

Contributions to Traditional IRAs

Individuals may make three different types of contributions to purchase a Traditional IRA, or as later additions to an existing Traditional IRA: "regular" contributions out of earnings, tax-free "rollover" contributions from tax-qualified plans, or direct custodian-to-custodian transfers from other traditional individual retirement arrangements ("direct transfers").

The initial contribution to the Certificate must be either a rollover or a direct custodian-to-custodian transfer. See "Tax-Free Transfers and Rollovers" discussed below. Any subsequent contributions you make may be any of rollovers, direct transfers or "regular" Traditional IRA contributions. See "Contributions under the Certificates" in Part 4. The immediately following discussion relates to "regular" Traditional IRA contributions. For the reasons noted in "Tax-Free Transfers and Rollovers" below, you should consult with your tax adviser before making any subsequent contributions to a Traditional IRA which is intended to serve as a "conduit" IRA.

Generally,  $2,000  is  the  maximum  amount  of  deductible  and  nondeductible contributions which you may make to all IRAs (including Roth IRAs) in any taxable year. The above limit may be less when your earnings are below $2,000. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Traditional IRA.

If you are married and file a joint income tax return, your and your spouse's compensation effectively can be aggregated for purposes of determining the permissible amount of regular contributions to Traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of Traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to Traditional IRAs and vice versa.) The maximum amount may be less if earnings are less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth individual retirement arrangements. Each spouse owns his or her individual retirement arrangements (Traditional and Roth IRA) even if contributions were fully funded by the other spouse.

The amount of Traditional IRA contributions for a tax year that you can deduct depends on whether you are covered by an employer-sponsored tax-favored retirement plan. An employer-sponsored tax-favored retirement plan includes a qualified plan, a tax-sheltered account or annuity under Section 403(b) of the Code (TSA) or a simplified employee pension plan. In certain cases, individuals covered by a tax-favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a retirement plan will be reported on an employee's Form W-2.

Regardless of adjusted gross income (AGI), you may make deductible contributions to a Traditional IRA for each tax year up to the lesser of $2,000 or 100% of compensation (MAXIMUM PERMISSIBLE DOLLAR DEDUCTION) if not covered by a retirement plan.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $30,000 and $40,000. This amount will be indexed every year until 2005. If you are married and file a joint return, and you are covered by a tax-favored retirement plan during any part of the taxable year, the deduction for Traditional IRA contributions phases out with AGI between $50,000 and $60,000. This amount will be indexed every year until 2007.

Married individuals filing separately and living apart at all times are not treated as being married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible Traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000. To determine the deductible amount of the contribution with the phase out, you determine AGI and subtract $30,000 if you are single, $50,000 if you are married and file a joint return with your spouse. The resulting amount is your Excess AGI. You then determine the limit on the deduction for Traditional IRA contributions using the following formula:

                                Maximum           Adjusted
  $10,000 - Excess AGI    x   Permissible   =      Dollar
  --------------------           Dollar           Deduction
        $10,000                Deduction            Limit

Traditional IRA contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). No contributions are allowed for the tax year in which you attain age 70 1/2 or any tax year after that. A working spouse age 70 1/2 or over, however, can contribute up to the lesser of $2,000 or 100% of "earned income" to a spousal individual retirement arrangement for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

If you are not eligible to deduct part or all of the Traditional IRA contribution you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions to your Traditional IRA (or the nonworking spouse's Traditional
IRA) may not, however, together exceed the maximum $2,000 per person limit. See "Excess Contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Distributions from Traditional IRA Certificates" below.

If you make nondeductible contributions in any taxable year, or you have made nondeductible contributions to a Traditional IRA in prior years and are receiving amounts from any Traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible Traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all Traditional IRAs are fully distributed.

EXCESS CONTRIBUTIONS

Excess contributions to a Traditional IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" Traditional IRA contributions any contribution in excess of the lesser of $2,000 or 100% of compensation or earned income is an "excess contribution" (without regard to the deductibility or nondeductibility of Traditional IRA contributions under this limit). Also, any "regular" contributions made after you reach age 70 1/2 are excess contributions. In the case of rollover Traditional IRA contributions, excess contributions are amounts which are not eligible to be rolled over (for example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2). An excess contribution (rollover or "regular") which is withdrawn, however, before the time for filing the individual's Federal income tax return for the tax year (including extensions) is not includable in income and therefore is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Early Distributions"), provided any earnings attributable to the excess contribution are also withdrawn and no tax deduction is taken for the excess contribution. The withdrawn earnings on the excess contribution, however, would be includable in your gross income and would be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing your Federal income tax return for the year (including extensions), "regular" contributions may still be withdrawn after that time if the Traditional IRA contribution for the tax year did not exceed $2,000 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax. Lastly, excess "regular" contributions may also be removed by underutilizing the allowable contribution limits for a later year.

If excess rollover contributions are not withdrawn before the time for filing your Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by the plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. As above, excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the 10% penalty tax.

TAX-FREE TRANSFERS AND ROLLOVERS

Tax-free rollover contributions may be made to a Traditional IRA from these sources: (i) qualified plans, (ii) TSAs (including 403(b)(7) custodial accounts) and (iii) other traditional individual retirement arrangements.

The rollover amount must be transferred to the Certificate either as a direct rollover of an "eligible rollover distribution" (described below) or as a rollover by the individual plan participant or owner of the individual retirement arrangement. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another traditional individual retirement arrangement or an eligible rollover distribution from a qualified plan or TSA were received. Generally, the taxable portion of any distribution from a qualified plan or TSA is an eligible rollover distribution and may be rolled over tax free to a Traditional IRA unless the distribution is (i) a required minimum distribution under Section 401(a)(9) of the Code; or (ii) one of a series of substantially equal periodic payments made (not less frequently than annually) (a) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (b) for a specified period of ten years or more. Any amount contributed to a Traditional IRA after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Under some circumstances, amounts from a Certificate may be rolled over on a tax-free basis to a qualified plan. To get this "conduit" Traditional IRA treatment, the source of funds used to establish the Traditional IRA must be a rollover contribution from the qualified plan and the entire amount received from the Traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received. Similar rules apply in the case of a TSA. If you make a contribution to the Certificate which is from an eligible rollover distribution and you commingle such contribution with other contributions, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan (or TSA, as the case may be) at a future date, unless the Code permits.

Under the conditions and limitations of the Code, you may elect for each Traditional IRA to make a tax-free rollover once every 12-month period among individual retirement arrangements (including rollovers from retirement bonds purchased before 1983). Custodian-to-custodian transfers are not rollovers and can be made more frequently than once a year.

The same tax-free treatment applies to amounts withdrawn from the Certificate and rolled over into other traditional individual retirement arrangements unless the distribution was received under an inherited Traditional IRA. Tax-free rollovers are also available to the surviving spouse beneficiary of a deceased individual, or a spousal alternate payee of a qualified domestic relations order applicable to a qualified plan. In some cases, Traditional IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

DISTRIBUTIONS FROM TRADITIONAL IRA CERTIFICATES

Income or gains on contributions under Traditional IRAs are not subject to Federal income tax until benefits are distributed to you. Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions. Except as discussed below, the amount of any distribution from a Traditional IRA is fully includable as ordinary income by you in your gross income.

If you have made nondeductible IRA contributions to any Traditional IRA (whether or not this particular arrangement), those contributions are recovered tax free when distributions are received. You must keep records of all such nondeductible contributions. At the end of each tax year in which you have received a distribution from any traditional individual retirement arrangement, you determine a ratio of the total nondeductible Traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all Traditional IRAs held by you at the end of the tax year (including rollover
Traditional IRAs) plus all Traditional IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from the Traditional IRA during that tax year to determine the nontaxable portion of each distribution.

In addition, a distribution (other than a required minimum distribution received after age 70 1/2) is not taxable if (1) the amount received is a return of excess contributions which are withdrawn, as described under "Excess Contributions" above, (2) the entire amount received is rolled over to another traditional individual retirement arrangement (see "Tax-Free Transfers and Rollovers" above) or (3) in certain limited circumstances, where the Traditional IRA acts as a "conduit," the entire amount is paid into a qualified plan or TSA that permits rollover contributions.

Distributions from a Traditional IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS

The minimum distribution rules require Traditional IRA owners to start taking annual distributions from their retirement plans by age 70 1/2. The distribution requirements are designed to provide for distribution of your interest in the IRA over your life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions in the Code to allow amounts taken in excess of the required amount to be carried over or carried back and credited to other years.

Generally, you must take the first required minimum distribution with respect to the calendar year in which you turn age 70 1/2. You have the choice to take the first required minimum distribution during the calendar year you turn age 70 1/2, or to delay taking it until the three-month (January 1 - April 1) period in the next calendar year. (Distributions must commence no later than the "Required Beginning Date," which is the April 1st of the calendar year following the calendar year in which you turn age 70 1/2.) If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time every year.

There are two approaches to taking minimum distributions -- "account based" or "annuity based" -- and there are a number of distribution options in both of these categories. These choices are intended to give you a great deal of flexibility to provide for yourself and your family.

An account-based minimum distribution approach may be a lump sum payment, or periodic withdrawals made over a period which does not extend beyond your life expectancy or the joint life expectancies of you and a designated beneficiary. An annuity-based approach involves application of the Annuity Account Value to an annuity for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

You should discuss with your tax adviser which minimum distribution options are best for your own personal situation. Individuals who are participants in more than one tax-favored retirement plan may be able to choose different distribution options for each plan.

Your required minimum distribution for any taxable year is calculated by taking into account the required minimum distribution from each of your traditional individual retirement arrangements. The IRS, however, does not require that you make the required distribution from each traditional individual retirement arrangement that you maintain. As long as the total amount distributed annually satisfies your overall minimum distribution requirement, you may choose to take your annual required distribution from any one or more traditional individual retirement arrangements that you maintain.

You may recompute your minimum distribution amount each year based on your current life expectancy as well as that of your spouse. No recomputation is permitted, however, for a beneficiary other than a spouse.

If you have been computing minimum distributions with respect to Traditional IRA funds on an account-based approach (discussed above) you may subsequently apply such funds to a life annuity-based payout, provided that you have elected to recalculate life expectancy annually (and your spouse's life expectancy if a spousal joint annuity is selected). For example, if you anticipate exercising your Guaranteed Minimum Income Benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

If there is an insufficient distribution in any year, a 50% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. The penalty tax may be waived by the Secretary of the Treasury in certain limited circumstances. Failure to have distributions made as the Code and Treasury regulations require may result in disqualification of your Traditional IRA. See "Tax Penalty for Insufficient Distributions" below.

Except as described in the next sentence, if you die after distribution in the form of an annuity has begun, or after the Required Beginning Date, payment of the remaining interest must be made at least as rapidly as under the method used prior to your death. (The IRS has indicated that an exception to the rule that payment of the remaining interest must be made at least as rapidly as under the method used prior to your death applies if the beneficiary of the Traditional IRA is your surviving spouse. In some circumstances, your surviving spouse may elect to "make the Traditional IRA his or her own" and halt distributions until he or she reaches age 70 1/2.)

If you die before the Required Beginning Date and before distributions in the form of an annuity begin, distributions of your entire interest under the Certificate must be completed within five years after death, unless payments to a designated beneficiary begin within one year of your death and are made over the beneficiary's life or over a period certain which does not extend beyond the beneficiary's life expectancy.

If your surviving spouse is the designated beneficiary, your spouse may delay the commencement of such payments up until you would have attained 70 1/2. In the alternative, a surviving spouse may elect to roll over the inherited Traditional IRA into the surviving spouse's own Traditional IRA.

TAXATION OF DEATH BENEFITS

Distributions received by a beneficiary are generally given the same tax treatment you would have received if distribution had been made to you.

If your spouse is the sole primary beneficiary and elects to become the successor Annuitant and Certificate Owner, no death benefit is payable until the surviving spouse's death.

GUARANTEED MINIMUM DEATH BENEFIT

The Code provides that no part of an individual retirement account may be invested in life insurance contracts. Treasury Regulations provide that an individual retirement account may be invested in an annuity contract which provides a death benefit of the greater of premiums paid or the contract's cash value. Your Certificate provides a minimum death benefit guarantee that in certain circumstances may be greater than either of contributions made or the Annuity Account Value. Although there is no ruling regarding the type of minimum death benefit guarantee provided by the Certificate, Equitable Life believes that the Certificate's minimum death benefit guarantee should not adversely affect the qualification of the Certificate as a Traditional IRA. Nevertheless, it is possible that the IRS could disagree, or take the position that some portion of the charge in the Certificate for the minimum death benefit guarantee should be treated for Federal income tax purposes as a taxable partial withdrawal from the Certificate. If this were so, such a deemed withdrawal would also be subject to tax penalty for Certificate Owners under age 59 1/2.

TAX CONSIDERATIONS FOR THE ASSURED PAYMENT OPTION AND APO PLUS

Although the Life Contingent Annuity does not have a Cash Value, it will be assigned a value for tax purposes which will generally change each year. This value must be taken into account when determining the amount of required minimum distributions from your Traditional IRA even though the Life Contingent Annuity may not be providing a source of funds to satisfy such required minimum distribution. Accordingly, before you apply any Traditional IRA funds under the Assured Payment Option or APO Plus or terminate such Options, you should be aware of the tax considerations discussed below. Consult with your tax adviser to determine the impact of electing the Assured Payment Option and APO Plus in view of your own particular situation.

When funds have been allocated to the Life Contingent Annuity, you will generally be required to determine your required minimum distribution by annually recalculating your life expectancy. The Assured Payment Option and APO Plus will not be available if you have previously made a different election. Recalculation is no longer required once the only payments you or your spouse receive are under the Life Contingent Annuity.

If prior to the date payments are to start under the Life Contingent Annuity, you surrender your Certificate, or withdraw any remaining Annuity Account Value, it may be necessary for you to satisfy your required minimum distribution by accelerating the start date of payments for your Life Contingent Annuity, or to the extent available, take distributions from other Traditional IRA funds you may have. Alternatively, you may convert your Traditional IRA Life Contingent Annuity under the Certificate to a non-qualified Life Contingent Annuity. This would be viewed as a distribution of the value of the Life Contingent Annuity from the Traditional IRA, and therefore, would be a taxable event. However, since the Life Contingent Annuity would no longer be part of a Traditional IRA, its value would not have to be taken into account in determining future required minimum distributions.

If you have elected a Joint and Survivor form of the Life Contingent Annuity, the joint Annuitant must be your spouse. You must determine your required minimum distribution by annually recalculating both your life expectancy and your spouse's life expectancy. The Assured Payment Option and APO Plus will not be available if you have previously made a different election. Recalculation is no longer required once the only payments you or your spouse receive are under the Life Contingent Annuity. The value of such an annuity will change in the event of your death or the death of your spouse. For this reason, it is important that we be informed if you or your spouse dies before the Life Contingent Annuity has started payments so that a lower valuation can be made. Otherwise a higher tax value may result in an overstatement of the amount that would be necessary to satisfy your required minimum distribution amount.

Allocations of funds to the Life Contingent Annuity may prevent the Certificate from later receiving

"conduit" Traditional IRA treatment. See "Tax-Free Transfers and Rollovers" above.

PROHIBITED TRANSACTION

A Traditional IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, you must include in Federal gross income for that year an amount equal to the fair market value of the Traditional IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously withdrawn. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year. See "Penalty Tax on Early Distributions" below.

PENALTY TAX ON EARLY DISTRIBUTIONS

The taxable portion of Traditional IRA distributions will be subject to a 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, (3) on or after the date when you reach age 59 1/2, or (4) in accordance with the exception outlined below if you are under 59 1/2. Also not subject to penalty tax are IRA distributions used to pay (5) certain extraordinary medical expenses or medical insurance premiums for defined unemployed individuals, (6) qualified first-time home buyer expense payments, or
(7) higher educational expense payments, all as defined in the Code.

A payout over your life or life expectancy (or joint and survivor lives or life expectancies), which is part of a series of substantially equal periodic payments made at least annually, is also not subject to penalty tax. To permit you to meet this exception, Equitable Life has two options: Substantially Equal Payment Withdrawals and the Income Manager (Life Annuity with a Period Certain) payout annuity certificates, both of which are described in Part 5. The version of the Income Manager payout annuity certificates which would meet this exception must provide level payments for life. If you are a Traditional IRA Certificate Owner who will be under age 59 1/2 as of the date the first payment is expected to be received and you choose either option, Equitable Life will calculate the substantially equal annual payments under a method we will select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although Substantially Equal Payment Withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Distributions from Traditional IRA Certificates" above. Once Substantially Equal Payment Withdrawals or Income Manager payments begin, the distributions should not be stopped or changed until the later of your attaining age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under this option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your Certificate as changing your pattern of Substantially Equal Payment Withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

Where a taxpayer under age 59 1/2 purchases a traditional individual retirement annuity contract calling for substantially equal periodic payments during a fixed period, continuing afterwards under a joint life contingent annuity with a reduced payment to the survivor (e.g., a joint and 50% to survivor), the question might be raised whether payments will not be substantially equal for the joint lives of the taxpayer and survivor, as the payments will be reduced at some point. In issuing our information returns, we code the substantially equal periodic payments from such a contract as eligible for an exception from the early distribution penalty. We believe that any change in payments to the survivor would come within the statutory provision covering change of payments on account of death. As there is no direct authority on this point, however, if you are under age 59 1/2, you should discuss this item with your own tax adviser when electing a reduced survivorship option.

TAX PENALTY FOR INSUFFICIENT DISTRIBUTIONS

Failure to make required distributions discussed above in "Required Minimum Distributions" may cause the disqualification of the Traditional IRA. Disqualification may result in current taxation of your entire benefit. In addition a 50% penalty tax may be imposed on the difference between the required distribution amount and the amount actually distributed, if any.

We do not automatically make distributions from a Certificate before the Annuity Commencement Date unless a request has been made. It is your responsibility to comply with the minimum distribution rules. We will notify you when our records show that your age 70 1/2 is approaching. If you do not select a method, we will assume you are taking your minimum distribution from another Traditional IRA that you maintain. You should consult with your tax adviser concerning these rules and their proper application to your situation.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This prospectus contains the information which the IRS requires to be disclosed to you before you purchase a Roth IRA. This section of Part 8 covers some of the special tax rules that apply to Roth IRAs.

The Equitable Accumulator Roth IRA is designed to qualify as a Roth individual retirement annuity under

Sections 408A and 408(b) of the Code. Your interest in the Roth IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the benefits or payments.

Further information regarding individual retirement arrangements generally can be found in Internal Revenue Service Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually, and can be obtained from any IRS district office.

We have received favorable opinion letters from the IRS approving the forms of the individual Contract and group certificates for the Equitable Accumulator as a Traditional IRA. Such IRS approval is a determination only that the form of the contract or certificate meets the requirements for an individual retirement annuity and does not represent a determination of the merits of the contract or certificate as an investment. The IRS does not yet have a procedure in place for approving the form of Roth IRAs.

Cancellation

You can cancel a Certificate issued as a Roth IRA by following the directions in
Part 4 under "Free Look Period." In addition, you can cancel an Equitable Accumulator Roth IRA Certificate issued as a result of a full conversion of an Equitable Accumulator Traditional IRA Certificate by following the instructions in the request for full conversion form available from our Processing Office or your agent. Since there may be adverse tax consequences if a Certificate is cancelled (and because we are required to report to the IRS certain distributions from cancelled IRAs), you should consult with a tax adviser before making any such decision.

Contributions to Roth IRAs

The following discussion relates to contributions to Roth IRAs. Contributions to Traditional IRAs are discussed above.

Individuals may make four different types of contributions to purchase a Roth IRA, or as later additions to an existing Roth IRA: (1) "regular" after-tax contributions out of earnings, (2) taxable "rollover" contributions from Traditional IRAs ("conversion" contributions), (3) tax-free rollover contributions from other Roth IRAs, or (4) tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers"). See "Contributions under the Certificates" in Part 4. Since only direct transfer and rollover contributions are permitted under the Roth IRA Certificate, regular after-tax contributions are not discussed here.

ROLLOVERS AND DIRECT TRANSFERS -- WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

Rollover contributions may be made to a Roth IRA from only two sources: (i) another Roth IRA ("tax-free rollover contribution"), or (ii) another Traditional IRA in a taxable "conversion" rollover ("conversion contribution"). No contribution may be made to a Roth IRA from a qualified plan under Section 401(a) of the Code, or a tax-sheltered arrangement under Section 403(b) of the Code. Currently we also do not accept rollover contributions from SEP-IRAs, SARSEP-IRAs or SIMPLE-IRAs. The rollover contribution must be applied to the new Roth IRA Certificate within 60 days of the date the proceeds from the other Roth IRA or the Traditional IRA was received by you.

Direct transfer contributions may be made to a Roth IRA only from another Roth IRA. The difference between a rollover transaction and a direct transfer transaction is that in a rollover transaction the individual actually takes possession of the funds rolled over, or constructively receives them in the case of a change from one type of plan to another. In a direct transfer transaction, the individual never takes possession of the funds, but directs the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. Direct transfer transactions can only be made between identical plan types (for example, Roth IRA to Roth IRA); rollover transactions may be made between identical plan types but must be made between different plan types (for example, Traditional IRA to Roth IRA). Although the economic effect of a Roth IRA to Roth IRA rollover transaction and a Roth IRA to Roth IRA direct transfer is the same -- both can be accomplished on a completely tax-free basis -- Roth IRA to Roth IRA rollover transactions are limited to once every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollovers and can be made more frequently than once a year.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. Also, in some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are deemed to withdraw) all or a portion of funds from a Traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are deemed to receive) the Traditional IRA proceeds. Unlike a rollover from a Traditional IRA to another Traditional IRA, the conversion rollover transaction is not tax exempt; the distribution from the Traditional IRA is generally fully taxable. (If you have ever made nondeductible regular contributions to any Traditional IRA -- whether or not it is the Traditional IRA you are converting -- a pro rata portion of the distribution is tax exempt.)

However, even if you are under age 59 1/2 there is no premature distribution penalty on the Traditional IRA withdrawal that you are converting to a Roth IRA. Also, a special rule applies to Traditional IRA funds converted to a Roth IRA in calendar year 1998 only. For 1998 Roth IRA conversion rollover transactions, you include the gross income from the Traditional IRA conversion ratably over the four-year period 1998-2001. See discussion of the pre-age 59 1/2 withdrawal penalty and the special penalties that may apply to premature withdrawals of converted funds under "Additional Taxes and Penalties" and "Penalty Tax on Premature Distributions" below.

YOU CANNOT MAKE CONVERSION CONTRIBUTIONS TO A ROTH IRA FOR ANY TAXABLE YEAR IN WHICH YOUR ADJUSTED GROSS INCOME EXCEEDS $100,000. (For this purpose, your adjusted gross income is computed without the gross income stemming from the Traditional IRA conversion.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your Federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your Traditional IRA are subject to the annual required minimum distribution rule applicable to Traditional IRAs beginning at age
70 1/2. For the potential effects of violating these rules, see discussion of "Additional Taxes and Penalties" and "Excess Contributions" below.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement. However, these withdrawals may be subject to a withdrawal charge as stated in your Certificate. See discussion in Part 6. Also, the withdrawal may be taxable to an extent and, even if not taxable, may be subject to tax penalty in certain circumstances. See the discussion below under "Distributions from Roth IRAs," "Additional Taxes and Penalties," and "Penalty Tax on Premature Distributions."

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

(1) Rollovers from a Roth IRA to another Roth IRA.

(2) Direct transfers from a Roth IRA to another Roth IRA (see "Rollovers and Direct Transfers" above).

(3) "Qualified Distributions" from Roth IRAs (see "Qualified Distributions from Roth IRAs" below).

(4) Return of excess contributions (see "Additional Taxes and Penalties," and "Excess Contributions" below).

Qualified Distributions from Roth IRAs

Distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income, provided a specified five-year holding or aging period is met. The qualifying events or reasons are
(1) you attain age 59 1/2, (2) your death, (3) your disability, or (4) a "qualified first-time homebuyer distribution" (as defined in the Code). Qualified first-time homebuyer distributions are limited to $10,000 lifetime in the aggregate from all Roth and Traditional IRAs of the taxpayer.

Five-Year Holding or Aging Period

The  applicable  five-year  holding  or  aging  period  depends  on the  type of contribution made to the Roth IRA. For Roth IRAs funded by regular contributions, or rollover or direct transfer contributions which are not directly or indirectly attributable to converted Traditional IRAs, any distribution made after the five-taxable year period beginning with the first taxable year for which you made a regular contribution to any Roth IRA (whether or not the one from which the distribution is being made) meets the five-year holding or aging period. The Equitable Accumulator Roth IRA does not accept "regular" contributions. However, it does accept Roth IRA to Roth IRA rollovers and direct transfers. If the source of your contribution is (indirectly) regular contributions made to another Roth IRA and not conversion contributions, the five-year holding or aging period discussed in the prior sentence applies to you.

For Roth IRAs funded directly or indirectly by converted Traditional IRAs, the applicable five-year holding period begins with the year of the conversion rollover transaction to a Roth IRA.

Although there is currently no statutory prohibition against commingling regular contributions and conversion contributions in any Roth IRA, or against commingling conversion contributions made in more than one taxable year to Roth IRAs, the IRS strongly encourages individuals to maintain separate Roth IRAs for regular contributions and conversion contributions. It also strongly encourages individuals to differentiate conversion Roth IRAs by conversion year. Under pending legislation which could be enacted with a retroactive effective date, aggregation of Roth IRAs by conversion year may be required. In the case of a Roth IRA which contains conversion contributions and regular contributions, or conversion contributions from more than one year, the five-year holding period would be reset to begin with the most recent taxable year for which a conversion contribution is made.

Non-Qualified Distributions from Roth IRAs

Non-qualified distributions from Roth IRAs are any distributions which do not meet the qualifying event and five-year holding or aging period tests described above and are potentially taxable as ordinary income. In contrast to Traditional IRA distributions, which are assumed to be fully taxable, non-qualified distributions receive return-of-investment-first treatment. That is, the recipient is taxed only on the difference between the amount of the distribution and the amount of Roth IRA contributions (less any distributions previously recovered tax free).

Like Traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

Although the IRS has not yet issued complete guidance on all aspects of Roth IRAs, it is highly possible that you will be required to keep your own records of regular and conversion contributions to all Roth IRAs in order to assure appropriate taxation. An individual making contributions to a Roth IRA in any taxable year, or receiving amounts from any Roth IRA may be required to file the information with the IRS and retain all income tax returns and records pertaining to such contributions until interests in Roth IRAs are fully distributed.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

If you die before annuitization or before the entire amount of the Roth IRA has been distributed to you, distributions of your entire interest under the Roth IRA must be completed to your designated beneficiary by December 31 of the fifth year after your death, unless payments to a designated beneficiary begin by December 31 of the year after your death and are made over the beneficiary's life or over a period which does not extend beyond the beneficiary's life expectancy. If your surviving spouse is the designated beneficiary, no distributions to a beneficiary are required until after the surviving spouse's death.

TAXATION OF DEATH BENEFIT

Distributions received by a beneficiary are generally given the same tax treatment you would have received if distribution had been made to you.

ADDITIONAL TAXES AND PENALTIES

You are subject to additional taxation for using your Roth IRA funds in prohibited transactions (as described below). There are also additional taxes for making excess contributions and making certain pre-age 59 1/2 distributions.

Prohibited Transactions

A Roth IRA may not be borrowed against or used as collateral for a loan or other obligation. If the Roth IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, you may be required to include in your Federal gross income for that year an amount equal to the fair market value of your Roth IRA Certificate as of the first day of that tax year. Also, an early distribution penalty tax of 10% could apply if you have not reached age 59 1/2 before the first day of that tax year. See "Penalty Tax on Premature Distributions" below.

EXCESS CONTRIBUTIONS

Excess contributions to a Roth IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of rollover Roth IRA contributions, "excess contributions" are amounts which are not eligible to be rolled over (for example, conversion contributions from a Traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

As of the date of this  prospectus,  there  is some  uncertainty  regarding  the adjustment of excess contributions to Roth IRAs. The rules applicable to Traditional IRAs, which may apply, provide that an excess contribution ("regular" or rollover) which is withdrawn before the time for filing your Federal income tax return for the tax year (including extensions) is not includable in income and is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Premature Distributions"), provided any earnings attributable to the excess contribution are also withdrawn. The withdrawn earnings on the excess contribution, however, could be includable in your gross income for the tax year in which the excess contribution from which they arose was made and could be subject to the 10% penalty tax.

As of the date of this prospectus, pending legislation, if enacted, would provide that a taxpayer has up until the due date of the Federal income tax return for a tax year (including extensions) to correct an excess contribution to a Roth IRA by doing a trustee-to-trustee transfer to a Traditional IRA of the excess contribution and the applicable earnings, as long as no deduction is taken for the contribution. There can be no assurance that such pending legislation will be enacted or will not be modified. Please consult your tax adviser for informa-tion on the status of any legislation concerning Roth IRAs.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

The taxable portion of distributions from a Roth IRA made before you reach age 59 1/2 will be subject to an additional 10% Federal income tax penalty unless one of the following exceptions applies. There are exceptions for:

o  Your death,

o  Your disability,

o  Distributions used to pay certain extraordinary medical expenses,

o Distributions used to pay medical insurance premiums for certain unemployed individuals,

o Substantially equal payments made at least annually over your life (or your life expectancy), or over the lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method,

o  "Qualified first-time homebuyer distributions" as defined in the Code, and

o Distributions used to pay specified higher education expenses as defined in the Code.

Under legislation pending as of the date of this prospectus, if amounts converted from a Traditional IRA to a Roth IRA are withdrawn in the five-year period beginning with the year of conversion, to the extent attributable to amounts that were includable in income due to the conversion transaction, the amount withdrawn from the Roth IRA would be subject to the 10% early withdrawal penalty, EVEN IF THE AMOUNT WITHDRAWN FROM THE ROTH IRA IS NOT INCLUDABLE IN INCOME BECAUSE OF THE RECOVERY-OF-INVESTMENT FIRST RULE. However, if the recipient is eligible for one of the penalty exceptions described above (e.g., being age 59 1/2 or older) no penalty will apply.

Such pending legislation also provides that an additional 10% penalty applies, apparently without exception, to withdrawals allocable to 1998 conversion transactions before the five-year exclusion date, in order to recapture the benefit of the prorated inclusion of Traditional IRA conversion income over the four-year period. See "Contributions to Roth IRAs," and "Conversion Contributions to Roth IRAs" above. It is not known whether this legislation will be enacted in its current form, but it may be retroactive to January 1, 1998.

Because Roth IRAs have only been recently approved, you should consult with your tax adviser as to whether they are an appropriate investment vehicle for you.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Equitable Life is required to withhold Federal income tax from Traditional IRA distributions and the taxable portion of payments from annuity contracts, unless the recipient elects not to be subject to income tax withholding. Withholding may also apply to taxable amounts paid under a free look or cancellation. No withholding is required on distributions which are not taxable (for example, a direct transfer from one Roth IRA to another Roth IRA you own). In the case of distributions from a Roth IRA, we may not be able to calculate the portion of the distribution (if any) subject to tax. We may be required to withhold on the gross amount of the distribution unless you elect out of withholding as described below.

The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. See your tax adviser if you think you may be affected by such rules.

Any income tax withheld is a credit against your income tax liability. If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, however, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding. Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Certificate. Our Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

Certain states have indicated that income tax withholding will apply to payments from the Certificates made to residents. In some states, a recipient may elect out of state withholding. Generally, an election out of Federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number and consult your tax adviser.

Periodic payments are generally subject to wage-bracket type withholding (as if such payments were payments of wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic annuity payments which is exempt from withholding based on this assumption. For 1998, a recipient of periodic payments (e.g., monthly or annual payments) which total less than a $14,400 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemption. A withholding election may be revoked at any time and remains effective until revoked. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a non-periodic distribution (total or partial) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right to make withholding elections.

OTHER WITHHOLDING

As a general rule, if death benefits are payable to a person two or more generations younger than you, a Federal generation skipping tax may be payable with respect to the benefit at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to transfers which would also be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations, as opposed to a spouse or child.

If we believe a benefit may be subject to generation skipping tax we may be required to withhold for such tax unless we receive acceptable written confirmation that no such tax is payable.

IMPACT OF TAXES TO EQUITABLE LIFE

The Certificates provide that Equitable Life may charge the Separate Account for taxes. Equitable Life can set up reserves for such taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

Transfers among the Investment Funds or between the Guaranteed Period Account and one or more Investment Funds, or from the Special Dollar Cost Averaging Account are not taxable.

--------------------------------------------------------------------------------

                         PART 9: INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

The consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 included in Equitable Life's Annual Report on Form 10-K, incorporated by reference in the prospectus, have been examined by Price Waterhouse LLP, independent accountants, whose reports thereon are incorporated herein by reference. Such consolidated financial statements and consolidated financial statement schedules have been incorporated herein by reference in reliance upon the reports of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.

--------------------------------------------------------------------------------

                         PART 10: INVESTMENT PERFORMANCE

--------------------------------------------------------------------------------

This Part presents performance data for each of the Investment Funds included in the tables below. The performance data were calculated by two methods. The first method presented in the tables under "Adjusted Historical Performance Data," reflects all applicable fees and charges, including the optional benefit charge, but not the charges for any applicable taxes such as premium taxes.

The second method presented in the tables under "Rate of Return Data for Investment Funds," also reflects all applicable fees and charges, but does not reflect the withdrawal charge, the optional benefit charge, or the charge for tax such as premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.

No Certificates were offered prior to the date of this prospectus. Accordingly, the performance data for the Investment Funds have been adjusted for expenses, as described herein, that would have been incurred had these Certificates been available prior to such date.

HR Trust Portfolios

The performance data shown for the Investment Funds investing in Class IB shares of HR Trust Portfolios (other than the Alliance Small Cap Growth Portfolio which commenced operations on May 1, 1997) are based on the actual investment results of the Portfolios, and have been adjusted for the fees and charges applicable under the Certificates. In addition, the investment results for the Alliance Growth and Income, Alliance International, Alliance Conservative Investors and Alliance Intermediate Government Securities Portfolios (under which Class IB shares were only recently available) and for other Portfolios prior to October 1996, when Class IB shares were not available, have been adjusted to reflect 12b-1 fees.

The performance data for the Alliance Money Market and Alliance Common Stock Funds that invest in corresponding HR Trust Portfolios, for periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "Since Inception" figures for these Investment Funds are based on the date of inception of the predecessor separate accounts. These performance data have been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of HR Trust, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Trust Portfolios

The Investment Funds of the Separate Account that invest in Class IB shares of Portfolios of EQ Trust have only recently been established. EQ Trust commenced operations on May 1, 1997. In this connection, see the discussion immediately following the tables below.

See "Part 2: The Guaranteed Period Account" for information on the Guaranteed Period Account, and "Part 3: The Special Dollar Cost Averaging Account" for information on the Special Dollar Cost Averaging Account.

ADJUSTED HISTORICAL PERFORMANCE DATA

The performance data in the following tables illustrate the average annual total return of the Investment Funds over the periods shown, assuming a single initial contribution of $1,000 and the surrender of a Certificate, at the end of each period. These tables (which reflect the first calculation method described above) are prepared for use when we advertise the performance of the Separate Account. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

Each calculation assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or subsequent contributions were made and no amounts were allocated to any other Investment Option under the Certificate.

In order to calculate annualized rates of return, we divide the Cash Value of a Certificate which is surrendered on December 31, 1997 by the $1,000 contribution made at the beginning of each period illustrated. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding.

                      ADJUSTED HISTORICAL PERFORMANCE DATA
         AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE SURRENDERED ON
                               DECEMBER 31, 1997*

--------------------------------------------------------------------------------------------------------------------------------
                                                                       LENGTH OF INVESTMENT PERIOD
                                            ------------------------------------------------------------------------------------
INVESTMENT                                       ONE              THREE              FIVE            TEN            SINCE
FUND                                             YEAR             YEARS             YEARS           YEARS        INCEPTION**
--------------------------------------------------------------------------------------------------------------------------------
HR TRUST
Alliance Conservative Investors
Alliance Growth Investors
Alliance Growth & Income
Alliance Common Stock
Alliance Global                                                  [TO BE INSERTED BY AMENDMENT]
Alliance International
Alliance Aggressive Stock
Alliance Money Market
Alliance Intermediate Government
   Securities
Alliance High Yield
Alliance Equity Index
-------------------
See footnotes below.
--------------------------------------------------------------------------------------------------------------------------------

The table below illustrates the growth of an assumed investment of $1,000, with fees and charges deducted on the basis described above for the first method of calculation.

                      ADJUSTED HISTORICAL PERFORMANCE DATA
     GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1997*

--------------------------------------------------------------------------------------------------------------------------------
                                                                       LENGTH OF INVESTMENT PERIOD
                                            ------------------------------------------------------------------------------------
INVESTMENT                                       ONE              THREE              FIVE            TEN            SINCE
FUND                                             YEAR             YEARS             YEARS           YEARS        INCEPTION**
--------------------------------------------------------------------------------------------------------------------------------
HR TRUST
Alliance Conservative Investors
Alliance Growth Investors
Alliance Growth & Income
Alliance Common Stock
Alliance Global                                                         [TO BE INSERTED BY AMENDMENT]
Alliance International
Alliance Aggressive Stock
Alliance Money Market
Alliance Intermediate Government
   Securities
Alliance High Yield
Alliance Equity Index
-------------------

*  For all the Investment  Funds shown other than the Alliance  Equity Index Fund, the tables reflect the withdrawal  charge and the optional benefit charge. The values shown for the Alliance Equity Index Fund reflect the withdrawal charge.
** The "Since Inception" dates for the Portfolios of HR Trust are as follows: Alliance Conservative Investors (October 2, 1989);
   Alliance Growth Investors (October 2, 1989);  Alliance Growth & Income (October 1, 1993);  Alliance Common Stock (January 13,
   1976);  Alliance Global (August 27, 1987);  Alliance  International  (April 3, 1995);  Alliance Aggressive Stock (January 27,
   1986);  Alliance Money Market (July 13, 1981);  Alliance  Intermediate  Government  Securities (April 1, 1991); Alliance High
   Yield (January 2, 1987); and Alliance Equity Index (March 1, 1994).

--------------------------------------------------------------------------------------------------------------------------------

Additional investment performance information appears in the attached HR Trust and EQ Trust prospectuses.

The Alliance Small Cap Growth Portfolio of HR Trust commenced operations on May 1, 1997. Historical performance of a composite of six other advisory accounts managed by Alliance is described in the attached HR Trust prospectus. According to that prospectus, these accounts have substantially the same investment objectives and policies, and are managed in accordance with essentially the same investment strategies and techniques, as those of the Alliance Small Cap Growth Portfolio. It should be noted that these accounts are not subject to certain of the requirements and restrictions to which the Alliance Small Cap Growth
Portfolio  is  subject  and that they are  managed  for  tax-exempt  clients  of

Alliance. The investment performance information included in the HR Trust prospectus for all Portfolios other than the Alliance Small Cap Growth Portfolio is based on actual historical performance.

The investment performance data for HR Trust's Alliance Small Cap Growth Portfolio and for each of the Portfolios of EQ Trust, contained in the HR Trust and the EQ Trust prospectuses, are provided by those prospectuses to illustrate the past performance of each respective Portfolio adviser in managing substantially similar investment vehicles as measured against specified market indices and do not represent the past or future performance of any Portfolio. None of the performance data contained in the HR Trust and EQ Trust prospectuses reflects fees and charges imposed under your Certificate, which fees and charges would reduce such performance figures. Therefore, the performance data for each of the Portfolios described in the EQ Trust prospectus and for the Alliance Small Cap Growth Portfolio in the HR Trust prospectus may be of limited use and are not intended to be a substitute for actual performance of the corresponding Portfolios, nor are such results an estimate or guarantee of future performance for these Portfolios.

RATE OF RETURN DATA FOR INVESTMENT FUNDS

The following tables (which reflect the second calculation method described above) provide you with information on rates of return on an annualized, cumulative and year-by-year basis.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

BENCHMARKS

Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Nor do they reflect other charges such as the mortality and expense risks charge, administration charge, or any withdrawal or optional benefit charge, under the Certificates. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income.

PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS:

ALLIANCE CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% Standard & Poor's 500 Index.

ALLIANCE GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% Standard & Poor's 500 Index.

ALLIANCE GROWTH & INCOME: October 1, 1993; 75% Standard & Poor's 500 Index and 25% Value Line Convertible Index.

ALLIANCE COMMON STOCK: January 13, 1976; Standard & Poor's 500 Index.

ALLIANCE GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index.

ALLIANCE INTERNATIONAL: April 3, 1995; Morgan Stanley Capital International Europe, Australia, Far East Index.

ALLIANCE AGGRESSIVE STOCK: January 27, 1986; 50% Standard & Poor's Mid-Cap Total Return Index and 50% Russell 2000 Small Stock Index.

ALLIANCE MONEY MARKET: July 13, 1981; Salomon Brothers Three-Month T-Bill Index.

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index.

ALLIANCE HIGH YIELD: January 2, 1987; Merrill Lynch Master High Yield.

ALLIANCE EQUITY INDEX FUND: March 1, 1994; Standard & Poor's 500 Index.

The Lipper Variable Insurance Products Performance Analysis Survey (LIPPER) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator performance relative to other variable annuity products.

        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1997:*

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    SINCE
                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS    15 YEARS     20 YEARS     INCEPTION
                                      -----------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE  INVESTORS
   Lipper Income
   Benchmark

ALLIANCE GROWTH INVESTORS
   Lipper Flexible Portfolio
   Benchmark

ALLIANCE GROWTH & INCOME
   Lipper Growth & Income
   Benchmark

ALLIANCE COMMON STOCK
   Lipper Growth
   Benchmark

ALLIANCE GLOBAL
   Lipper Global                                                      [TO BE INSERTED BY AMENDMENT]
   Benchmark

ALLIANCE INTERNATIONAL
   Lipper International
   Benchmark

ALLIANCE AGGRESSIVE STOCK
   Lipper Small Company Growth
   Benchmark

ALLIANCE MONEY MARKET
   Lipper Money Market
   Benchmark

ALLIANCE INTERMEDIATE  GOVERNMENT
   SECURITIES
   Lipper Gen. U.S. Government
   Benchmark

ALLIANCE HIGH YIELD
   Lipper High Yield
   Benchmark

ALLIANCE EQUITY INDEX
   Lipper S&P Index
   Benchmark
-------------------------------------------------------------------------------------------------------------------------------

        CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1997:*

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    SINCE
                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS    15 YEARS     20 YEARS     INCEPTION
                                      -----------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE
   INVESTORS
   Lipper Income
   Benchmark

ALLIANCE GROWTH
   INVESTORS
   Lipper Flexible Portfolio
   Benchmark

ALLIANCE GROWTH &
   INCOME
   Lipper Growth & Income
   Benchmark

ALLIANCE COMMON STOCK
   Lipper Growth
   Benchmark

ALLIANCE GLOBAL                                                       [TO BE INSERTED BY AMENDMENT]
   Lipper Global
   Benchmark

ALLIANCE
   INTERNATIONAL
   Lipper International
   Benchmark

ALLIANCE AGGRESSIVE
   STOCK
   Lipper Small Company Growth
   Benchmark

ALLIANCE MONEY MARKET
   Lipper Money Market
   Benchmark

ALLIANCE INTERMEDIATE
   GOVERNMENT
   SECURITIES
   Lipper Gen. U.S. Government
   Benchmark

ALLIANCE HIGH YIELD
   Lipper High Yield
   Benchmark

ALLIANCE EQUITY INDEX
   Lipper S&P Index
   Benchmark
-------------------------------------------------------------------------------------------------------------------------------

                          YEAR-BY-YEAR RATES OF RETURN*

------------------------------------------------------------------------------------------------------------------------------------
                 1984     1985    1986     1987    1988     1989    1990     1991     1992    1993     1994    1995     1996    1997
           -------------------------------------------------------------------------------------------------------------------------
ALLIANCE
   CONSERVATIVE
   INVESTORS
ALLIANCE
   GROWTH
   INVESTORS
ALLIANCE
   GROWTH &
   INCOME
ALLIANCE
   COMMON
   STOCK**
ALLIANCE
   GLOBAL
ALLIANCE                                                              [TO BE INSERTED BY AMENDMENT]
   INTERNATIONAL
ALLIANCE
   AGGRESSIVE
   STOCK
ALLIANCE MONEY
   MARKET**
ALLIANCE
   INTERMEDIATE
   GOVERNMENT
   SECURITIES
ALLIANCE
   HIGH
   YIELD
ALLIANCE
   EQUITY INDEX
----------------

 * Returns do not reflect the withdrawal charge, the optional benefit charge and any charge for tax such as premium taxes.
** Prior  to  1984  the  Year-by-Year   Rates  of Return were:     1976   1977   1978   1979   1980   1981   1982   1983
                                                                  ------------------------------------------------------
   ALLIANCE COMMON STOCK                                              [TO BE INSERTED BY AMENDMENT]
   ALLIANCE MONEY MARKET

------------------------------------------------------------------------------------------------------------------------------------

COMMUNICATING PERFORMANCE DATA

In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and each respective trust and may present the performance of the Investment Funds or compare it with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are shown under "Benchmarks" and "Portfolio Inception Dates and Comparative Benchmarks" in this Part 10, or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly reporting service that monitors approximately 760 variable life and variable annuity funds on performance and account information. Advertisements or other communications furnished to present or prospective Certificate Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, and The Wall Street Journal.

ALLIANCE MONEY MARKET FUND AND ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND YIELD INFORMATION

The current yield and effective yield of the Alliance Money Market Fund may appear in reports and promotional material to current or prospective Certificate Owners.

Current yield for the Alliance Money Market Fund will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance Intermediate Government Securities Fund will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market Fund and monthly for the Alliance Intermediate Government Securities Fund. Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the withdrawal charge, the optional benefit charge, and any charge for tax such as premium tax. The yields and effective yields for the Alliance Money Market Fund when used for the Special Dollar Cost Averaging program, assume that no Certificate charges are deducted. See "Part 5: Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information" in the SAI.

                   APPENDIX I: MARKET VALUE ADJUSTMENT EXAMPLE
--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 1999 to a Guarantee Period with an Expiration Date of February 15, 2008 at a Guaranteed Rate of 7.00% resulting in a Maturity Value at the Expiration Date of $183,846, and further assuming that a withdrawal of $50,000 was made on February 15, 2003.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             ASSUMED
                                                                               GUARANTEED RATE ON FEBRUARY 15, 2003
                                                                                5.00%                        9.00%
                                                                    -----------------------------------------------------------
As of February 15, 2003 (Before Withdrawal)
-------------------------------------------
(1)  Present Value of Maturity Value,
     also Annuity Account Value..................................           $  144,048                   $  119,487
(2)  Guaranteed Period Amount....................................              131,080                      131,080
(3)  Market Value Adjustment: (1) - (2)..........................               12,968                      (11,593)

On February 15, 2003 (After Withdrawal)
---------------------------------------
(4)  Portion of (3) Associated
     with Withdrawal: (3) x [$50,000/(1)]........................           $    4,501                   $   (4,851)
(5)  Reduction in Guaranteed
     Period Amount: [$50,000 - (4)]..............................               45,499                       54,851
(6)  Guaranteed Period Amount: (2) - (5).........................               85,581                       76,229
(7)  Maturity Value..............................................              120,032                      106,915
(8)  Present Value of (7), also
     Annuity Account Value.......................................               94,048                       69,487
-------------------------------------------------------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased (from 7.00% to 9.00% in the example), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased (from 7.00% to 5.00% in the example), a portion of a positive market value adjustment is realized.

            APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CERTIFICATES
--------------------------------------------------------------------------------

Any trustee considering a purchase of a QP Certificate should discuss with its tax adviser whether this is an appropriate investment vehicle for the employer's plan. The form of Certificate and this prospectus should be reviewed in full, and the following factors, among others, should be noted. This QP Certificate accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted. Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan.

Further, Equitable will not perform or provide any plan recordkeeping services with respect to the QP Certificates. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP Certificates, so if the plan provides for loans and a Participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Finally, because the method of purchasing the QP Certificates and the features of the QP Certificates may appeal more to plan Participants who are older and tend to be highly paid, and because certain features of the QP Certificates are available only to plan Participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP Certificates would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

             APPENDIX III: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE
--------------------------------------------------------------------------------

Under the Certificates the death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit (see "Guaranteed Minimum Death Benefit" in Part 4).

The following is an example illustrating the calculation of the Guaranteed Minimum Death Benefit. Assuming $100,000 is allocated to the Investment Funds (with no allocation to the Alliance Money Market and Alliance Intermediate Government Securities Funds or the Guarantee Periods), no subsequent contributions, no transfers and no withdrawals, the Guaranteed Minimum Death Benefit for an Annuitant age 45 would be calculated as follows:

--------------------------------------------------------------------------------------------------
    END OF                                 6% ROLL UP TO AGE 80      ANNUAL RATCHET TO AGE 80
   CONTRACT             ANNUITY             GUARANTEED MINIMUM          GUARANTEED MINIMUM
     YEAR            ACCOUNT VALUE           DEATH BENEFIT(1)             DEATH BENEFIT
--------------------------------------------------------------------------------------------------
       1                 $105,000                 $106,000                    $105,000(2)
       2                 $115,500                 $112,360                    $115,500(2)
       3                 $132,825                 $119,102                    $132,825(2)
       4                 $106,260                 $126,248                    $132,825(3)
       5                 $116,886                 $133,823                    $132,825(3)
       6                 $140,263                 $141,852                    $140,263(2)
       7                 $140,263                 $150,363                    $140,263(3)
--------------------------------------------------------------------------------------------------

The Annuity Account Values for Contract Years 1 through 7 are determined based on hypothetical rates of return of 5.00%, 10.00%, 15.00%, (20.00)%, 10.00%,
20.00% and 0.00%, respectively.

6% ROLL UP TO AGE 80

(1) For Contract Years 1 through 7, the Guaranteed Minimum Death Benefit equals the initial contribution increased by 6%.

ANNUAL RATCHET TO AGE 80

(2) At the end of Contract Years 1, 2 and 3, and again at the end of Contract Year 6, the Guaranteed Minimum Death Benefit is equal to the current Annuity Account Value.

(3) At the end of Contract Years 4, 5 and 7, the Guaranteed Minimum Death Benefit is equal to the Guaranteed Minimum Death Benefit at the end of the prior year since it is equal to or higher than the current Annuity Account Value.

                        APPENDIX IV: EXAMPLE OF PAYMENTS
                  UNDER THE ASSURED PAYMENT OPTION AND APO PLUS
--------------------------------------------------------------------------------

The second column in the chart below illustrates the payments for a male age 70 who purchased the Assured Payment Option on February 14, 1997 with a single contribution of $100,000, with increasing annual payments. The payments are to commence on February 15, 1998. It assumes that the fixed period is 15 years and that the Life Contingent Annuity will provide payments on a Single Life basis. Based on Guaranteed Rates for the Guarantee Periods and the current purchase rate for the Life Contingent Annuity, on February 14, 1997, the initial payment would be $6,730.77 and would increase in each three-year period to a final payment of $9,854.53. The first payment under the Life Contingent Annuity would be $10,839.98.

The Guaranteed Rates as of February 14, 1997 for Guarantee Periods maturing on February 15, 1998 through 2012 are: 4.40%, 4.69%, 4.86%, 5.00%, 5.11%, 5.22%,
5.32%, 5.41%, 5.50%, 5.57%, 5.56%, 5.56%, 5.56%, 5.56% and 5.56%, respectively.

Alternatively as shown in the third and fourth columns, this individual could purchase APO Plus with the same $100,000 contribution, with the same fixed period and the Life Contingent Annuity on a Single Life basis. Assuming election of the Alliance Common Stock Fund based on Guaranteed Rates for the Guarantee Periods and the current purchase rate for the Life Contingent Annuity, on February 14, 1997, the same initial payment of $6,730.77 would be purchased under APO Plus. However, unlike the payment under the Assured Payment Option that will increase every three years, this initial payment under APO Plus is not guaranteed to increase. Therefore, only $78,949.12 is needed to purchase the initial payment stream, and the remaining $21,050.87 is invested in the Investment Funds. Any future increase in payments under APO Plus will depend on the investment performance in the Alliance Common Stock Fund.

Assuming hypothetical average annual rates of return of 0% and 8% (after deduction of charges) for the Investment Fund, the Annuity Account Value in the Investment Fund would grow to $21,050.87 and $26,518.03 respectively after three years. A portion of this amount is used to purchase the increase in the payments at the beginning of the fourth year. The remainder will stay in the Investment Fund to be drawn upon for the purchase of increases in payments at the end of each third year thereafter during the fixed period and at the end of the fixed period under the Life Contingent Annuity. Based on Guaranteed Rates for the Guarantee Periods and purchase rates for the Life Contingent Annuity as of February 14, 1997, the third and fourth columns illustrate the increasing payments that would be purchased under APO Plus assuming 0% and 8% rates of return respectively.

Under both options, while the Certificate Owner is living payments increase annually after the 16th year under the Life Contingent Annuity based on the increase, if any, in the Consumer Price Index, but in no event greater than 3% per year.

ANNUAL PAYMENTS

---------------------------------------------------------------------------------------------------------
                 GUARANTEED INCREASING PAYMENTS        ILLUSTRATIVE               ILLUSTRATIVE
                           UNDER THE                     PAYMENTS                   PAYMENTS
                     ASSURED PAYMENT OPTION               UNDER                      UNDER
   YEARS                                              APO PLUS AT 0%             APO PLUS AT 8%
---------------------------------------------------------------------------------------------------------
    1-3                   $  6,730.77                    $6,730.77                $  6,730.77
    4-6                      7,403.85                     7,100.57                   7,520.00
    7-9                      8,144.23                     7,483.79                   8,345.92
   10-12                     8,958.66                     7,868.31                   9,191.42
   13-15                     9,854.53                     8,217.67                  10,010.94
    16                      10,839.98                     8,475.41                  10,731.67
---------------------------------------------------------------------------------------------------------

As described above, a portion of the illustrated contribution is applied to the Life Contingent Annuity. This amount will generally be larger under the Assured Payment Option than under APO Plus. Also, a larger portion of the contribution will be allocated to Guarantee Periods under the former than the latter. In this illustration, $80,458.33 is allocated under the Assured Payment Option to the Guarantee Periods and under APO Plus, $68,020.34 is allocated to the Guarantee Periods. In addition, under APO Plus $21,050.87 is allocated to the Investment Fund. The balance of the $100,000 ($19,541.67 and $10,928.78, respectively) is applied to the Life Contingent Annuity.

The rates of return of 0% and 8% are for illustrative purposes only and are not intended to represent an expected or guaranteed rate of return. Your investment results will vary. Payments will also depend on the Guaranteed Rates and Life Contingent Annuity purchase rates in effect as of the Transaction Date. It is assumed that no Lump Sum Withdrawals are taken.

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                       PAGE
--------------------------------------------------------------------------------

Part 1:    Minimum Distribution Withdrawals --
           Traditional IRA Certificates                                  2
--------------------------------------------------------------------------------
Part 2:    Accumulation Unit Values                                      2
--------------------------------------------------------------------------------
Part 3:    Annuity Unit Values                                           2
--------------------------------------------------------------------------------
Part 4:    Custodian and Independent Accountants                         3
--------------------------------------------------------------------------------
Part 5:    Alliance Money Market Fund and Alliance
           Intermediate Government Securities Fund Yield
           Information                                                   3
--------------------------------------------------------------------------------
Part 6:    Long-Term Market Trends                                       4
--------------------------------------------------------------------------------
Part 7:    Key Factors in Retirement Planning                            6
--------------------------------------------------------------------------------
Part 8:    Financial Statements                                         10
--------------------------------------------------------------------------------





                  HOW TO OBTAIN AN EQUITABLE ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 45




                  Send this request form to:


                      Equitable Life
                      Income Management Group
                      P.O. Box 1547
                      Secaucus, NJ 07096-1547




                  Please send me an Equitable Accumulator SAI dated May 1, 1998:




                  --------------------------------------------------------------
                  Name

                  --------------------------------------------------------------
                  Address

                  --------------------------------------------------------------
                  City                         State                Zip

(EDISAI 5/98)

                   EQUITABLE ACCUMULATOR(SM) (IRA, NQ AND QP)
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1998

                         ------------------------------

                            COMBINATION VARIABLE AND
                       FIXED DEFERRED ANNUITY CERTIFICATES

                               FUNDED THROUGH THE
                   INVESTMENT FUNDS OF SEPARATE ACCOUNT NO. 45

-------------------------------------------------------------------------------------------------------------------------------
                                                          EQUITY SERIES
-------------------------------------------------------------------------------------------------------------------------------
   DOMESTIC EQUITY                           INTERNATIONAL EQUITY                      AGGRESSIVE EQUITY
     Alliance Common Stock                     Alliance Global                           Alliance Aggressive Stock
     Alliance Growth & Income                  Alliance International                    Alliance Small Cap Growth
     BT Equity 500 Index                       BT International Equity Index             BT Small Company Index
     EQ/Putnam Growth & Income Value           Morgan Stanley Emerging Markets           MFS Emerging Growth Companies
     MFS Research                                Equity                                  Warburg Pincus Small Company Value
     Merrill Lynch Basic Value Equity          T. Rowe Price International Stock
     T. Rowe Price Equity Income
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
         ASSET ALLOCATION SERIES                                          FIXED INCOME SERIES
-------------------------------------------------------------------------------------------------------------------------------
     Alliance Conservative Investors         AGGRESSIVE FIXED INCOME                   DOMESTIC FIXED INCOME
     Alliance Growth Investors                 Alliance High Yield                       Alliance Intermediate Government
     EQ/Putnam Balanced                                                                    Securities
     Merrill Lynch World Strategy                                                        Alliance Money Market
-------------------------------------------------------------------------------------------------------------------------------
           Alliance Equity Index (AVAILABLE ONLY UNDER APO PLUS)
-------------------------------------------------------------------------------------------------------------------------------

                                   ISSUED BY:
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
--------------------------------------------------------------------------------
      Home Office:              1290 Avenue of the Americas, New York, NY 10104
      Processing Office:        Post Office Box 1547, Secaucus, NJ 07096-1547
--------------------------------------------------------------------------------

This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 45 prospectus for the Equitable Accumulator, dated May 1, 1998. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                                          PAGE
-------------------------------------------------------------------------------------------------------------------------------
  Part    1    Minimum Distribution Withdrawals -- Traditional IRA Certificates                                              2
-------------------------------------------------------------------------------------------------------------------------------
  Part    2    Accumulation Unit Values                                                                                      2
-------------------------------------------------------------------------------------------------------------------------------
  Part    3    Annuity Unit Values                                                                                           2
-------------------------------------------------------------------------------------------------------------------------------
  Part    4    Custodian and Independent Accountants                                                                         3
-------------------------------------------------------------------------------------------------------------------------------
  Part    5    Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information             3
-------------------------------------------------------------------------------------------------------------------------------
  Part    6    Long-Term Market Trends                                                                                       4
-------------------------------------------------------------------------------------------------------------------------------
  Part    7    Key Factors in Retirement Planning                                                                            6
-------------------------------------------------------------------------------------------------------------------------------
  Part    8    Financial Statements                                                                                         10
-------------------------------------------------------------------------------------------------------------------------------

        Copyright 1998 The Equitable Life Assurance Society of the United States, New York, New York 10104. All rights reserved. Accumulator is a service mark of The Equitable Life Assurance Society of the United States.


(EDISAI 5/98)

--------------------------------------------------------------------------------
PART 1 -- MINIMUM DISTRIBUTION WITHDRAWALS -- TRADITIONAL IRA CERTIFICATES

If you elect Minimum Distribution Withdrawals described in Part 5 of the prospectus, each year we calculate the Minimum Distribution Withdrawal amount by using the value of your Traditional IRA as of December 31 of the prior calendar year. We then calculate the minimum distribution amount based on the various choices you make. This calculation takes into account withdrawals made during the current calendar year but prior to the date we determine your Minimum Distribution Withdrawal amount, except that when Minimum Distribution Withdrawals are elected in the year in which you attain age 71 1/2, no adjustment will be made for any withdrawals made between January 1 and April 1 in satisfaction of the minimum distribution requirement for the prior year.

An election can also be made (1) to have us recalculate your life expectancy, or joint life expectancies, each year or (2) to have us determine your life expectancy, or joint life expectancies, once and then subtract one year, each year, from that amount. The joint life options are only available if the spouse is the beneficiary. However, if you first elect Minimum Distribution Withdrawals after April 1 of the year following the calendar year in which you attain age 70 1/2, option (1) will apply.

--------------------------------------------------------------------------------
PART 2 -- ACCUMULATION UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Equitable Accumulator.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is:

     (a/b) - c

where:

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by HR Trust or EQ Trust, as applicable.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risks charge and administration charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.35%.

--------------------------------------------------------------------------------
PART 3 -- ANNUITY UNIT VALUES

The annuity unit value for each Investment Fund was fixed at $1.00 on each Fund's respective effective date (as shown in the prospectus) for Certificates with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2% will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2% Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period or period certain). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Investment Funds. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Investment Funds of other separate accounts we offer.

Illustration of Changes in Annuity Unit Values

To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

--------------------------------------------------------------------------------
PART 4 -- CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of each trust owned by the Separate Account.

The consolidated financial statements of Equitable Life at December 31, 1997 and 1996 and for each of the three years ended December 31, 1997 included in the SAI have been audited by Price Waterhouse LLP.

The consolidated financial statements of Equitable Life at December 31, 1997 and 1996 and for each of the three years ended December 31, 1997 included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.


--------------------------------------------------------------------------------
PART 5 -- ALLIANCE MONEY MARKET FUND AND ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND YIELD INFORMATION

Alliance Money Market Fund

The Alliance Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Money Market Fund but do not reflect any withdrawal charges, the optional benefit charge or charges for applicable taxes such as state or local premium taxes. Under the Special Dollar Cost Averaging program, Accumulation Unit Values also do not reflect the mortality and expense risks charge and the administration charge.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 )365/7 - 1. The Alliance Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Money Market Fund will fluctuate and not remain constant.

Alliance Intermediate Government Securities Fund

The Alliance Intermediate Government Securities Fund calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the 30-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an

Accumulation Unit Value, exclusive of capital changes, at the end of the period.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Intermediate Government Securities Fund but do not reflect the withdrawal charge, the Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge or any charges for applicable taxes such as state or local premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Intermediate Government Securities Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result, i.e., effective yield = (base period return + 1)365/30 - 1. Alliance Intermediate Government Securities Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Intermediate Government Securities Fund will fluctuate and not remain constant.

Alliance Money Market Fund and Alliance Intermediate Government Securities Fund Yield Information

The Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Alliance Money Market Fund and Alliance Intermediate Government Securities Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds made available to the general public.

Because the Equitable Accumulator Certificates were not offered prior to the date of the prospectus and SAI, no yield information is presented.

--------------------------------------------------------------------------------
PART 6 -- LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of your own financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate contributions among the Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long- or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

                  Growth of $1 Invested on January 1, 1956
                     (Values are as of last business day)

              [THE FOLLOWING TABLE WAS REPRESENTED AS A STACKED AREA
                               GRAPH IN THE PROSPECTUS]

              S&P 500
              TOTAL       U.S.
              RETURN      INFLATION
              ------      ---------
              INDEX       VALUE
              ------      ---------
Dec 1956      1.07        1.03
Dec 1957      0.95        1.06
Dec 1958      1.36        1.08
Dec 1959      1.53        1.09
Dec 1960      1.53        1.11
Dec 1961      1.95        1.12
Dec 1962      1.78        1.13
Dec 1963      2.18        1.15
Dec 1964      2.54        1.16
Dec 1965      2.86        1.19
Dec 1966      2.57        1.23
Dec 1967      3.18        1.26
Dec 1968      3.34        1.32
Dec 1969      3.24        1.40
Dec 1970      3.37        1.48
Dec 1971      3.85        1.53
Dec 1972      4.58        1.58
Dec 1973      3.91        1.72
Dec 1974      2.87        1.83
Dec 1975      3.94        2.07
Dec 1976      4.88        2.17
Dec 1977      4.53        2.31
Dec 1978      4.83        2.52
Dec 1979      5.72        2.86
Dec 1980      7.57        3.21
Dec 1981      7.20        3.50
Dec 1982      8.74        3.64
Dec 1983     10.71        3.77
Dec 1984     11.38        3.92
Dec 1985     15.04        4.07
Dec 1986     17.81        4.12
Dec 1987     18.75        4.30
Dec 1988     21.90        4.49
Dec 1989     28.79        4.70
Dec 1990     27.88        4.99
Dec 1991     36.40        5.14
Dec 1992     39.19        5.29
Dec 1993     43.10        5.43
Dec 1994     43.67        5.58
Dec 1995     60.01        5.72
Dec 1996     73.86        5.92

-----------------
[WHITE] Inflation   [BLACK] Common Stock

                     [END OF GRAPHICALLY REPRESENTED DATA]

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed-income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1996.

                   Growth of $1 Invested on January 1, 1990
                    (Values are as of last business date)

             [THE FOLLOWING TABLE WAS REPRESENTED AS A SCATTER
                          GRAPH IN THE PROSPECTUS]

                          S&P 500
              U.S. IT     TOTAL
              GVT TR      RETURN
              ------      ---------
              INDEX       INDEX
              ------      ---------
Jan 1990      0.99        0.93
Feb 1990      0.99        0.94
Mar 1990      0.99        0.97
Apr 1990      0.98        0.95
May 1990      1.01        1.04
Jun 1990      1.02        1.03
Jul 1990      1.04        1.03
Aug 1990      1.03        0.93
Sep 1990      1.04        0.89
Oct 1990      1.06        0.89
Nov 1990      1.08        0.94
Dec 1990      1.10        0.97

Black dots = Intermediate-Term Govt. Bonds
White dots = Common Stocks

                      [END OF GRAPHICALLY REPRESENTED DATA]

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1996 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate nor guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Investment Funds (which reflect the trusts and Separate Account charges), see "Part 10:
Investment Performance" in the prospectus.

-------------------------------------------------------------------------------------------------------------------------------
                                                         MARKET TRENDS:
                                               ILLUSTRATIVE ANNUAL RATES OF RETURN
-------------------------------------------------------------------------------------------------------------------------------
                                                                     LONG-TERM    INTERMEDIATE-      U.S.
FOR THE FOLLOWING PERIODS               COMMON        LONG-TERM      CORPORATE        TERM         TREASURY       CONSUMER
ENDING 12/31/96:                        STOCKS       GOVT. BONDS       BONDS       GOVT. BONDS       BILLS       PRICE INDEX
-------------------------------------------------------------------------------------------------------------------------------
    1 Year                              23.07%         (0.93)%         1.40%          2.10%          5.21%          3.58%
    3 Years                             19.66           6.36           6.72           4.19           4.90           2.93
    5 Years                             15.20           8.98           8.52           6.17           4.22           2.89
   10 Years                             15.28           9.39           9.48           7.77           5.46           3.70
   20 Years                             14.55           9.54           9.71           9.14           7.28           5.15
   30 Years                             11.85           7.75           8.24           8.27           6.73           5.39
   40 Years                             11.18           6.51           6.99           7.08           5.80           4.47
   50 Years                             12.59           5.33           5.76           5.89           4.89           4.08
   60 Years                             11.19           5.06           5.38           5.32           4.10           4.13
Since 12/31/26                          10.71           5.08           5.64           5.21           3.74           3.12
Inflation adjusted since 1926            7.36           1.90           2.44           2.02           0.60             --
-------------------------------------------------------------------------------------------------------------------------------

SOURCE:  Ibbotson,  Roger G., and Rex A. Sinquefield,  Stocks, Bonds, Bills, and
Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS -- For the period 1969-1996, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1996; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

INTERMEDIATE-TERM   GOVERNMENT  BONDS  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. TREASURY BILLS -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------
PART 7 -- KEY FACTORS IN RETIREMENT PLANNING

INTRODUCTION

The Equitable Accumulator is available to help meet the retirement income and investment needs of individuals. In assessing these retirement needs, some key factors need to be addressed: (1) the impact of inflation on fixed retirement incomes; (2) the importance of planning early for retirement; (3) the benefits of tax deferral; (4) the selection of an appropriate investment strategy; and
(5) the benefit of annuitization. Each of these factors is addressed below.

Unless otherwise noted, all of the following presentations use an assumed annual rate of return of 7.5% compounded annually. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return for any investment vehicle.

In addition, unless otherwise noted, none of the illustrations reflect any charges that may be applied under a particular investment vehicle. Such charges would effectively reduce the actual return under any investment vehicle.

All earnings in these presentations are assumed to accumulate tax deferred unless otherwise noted. Most programs designed for retirement savings offer tax deferral. Monies are taxed upon withdrawal and a 10% penalty tax may apply to premature withdrawals. Certain retirement programs prohibit early withdrawals. See "Part 7: Tax Aspects of the Certificates" of the prospectus. Where taxes are taken into consideration in these presentations, a 28% tax rate is assumed.

The source of the data used by us to compile the charts which appear in this section (other than charts 1, 2, 3, 4 and 7) is Ibbotson Associates, Inc., Chicago, Stocks, Bonds, Bills and Inflation 1997 Yearbook.(TM) All rights reserved.

In reports or other communications or in advertising material, we may make use of these or other graphic or numerical illustrations that we prepare showing the impact of inflation, planning early for retirement, tax deferral, diversification and other concepts important to retirement planning.

INFLATION

Inflation erodes purchasing power. This means that, in an inflationary period, the dollar is worth less as time passes. Because many people live on a fixed income during retirement, inflation is of particular concern to them. The charts that follow illustrate the detrimental impact of inflation over an extended period of time. Between 1966 and 1996, the average annual inflation rate was 5.39%. As demonstrated in Chart 1, this 5.39% annual rate of inflation would cause the purchasing power of $35,000 to decrease to only $7,246 after 30 years.

In Chart 2, the impact of inflation is examined from another perspective. Specifically, the chart illustrates the additional income needed to maintain the purchasing power of $35,000 over a thirty-year period. Again, the 1966-1996 historical inflation rate of 5.39% is used. In this case, an additional $134,064 would be required to maintain the purchasing power of $35,000 after 30 years.

                               CHART 1

                 [THE FOLLOWING TABLE WAS REPRESENTED AS A
                    3-D BAR GRAPH IN THE PROSPECTUS]

                      Today        --       $35,000
                      10 years     --       $20,705
                      20 years     --       $12,248
                      30 years     --       $ 7,246

                 [END OF GRAPHICALLY REPRESENTED DATA]

                               CHART 2
                        ANNUAL INCOME NEEDED

                 [THE FOLLOWING TABLE WAS REPRESENTED AS A
                    3-D BAR GRAPH IN THE PROSPECTUS]

                      Today        --       $ 35,000
                      10 years     --       $ 59,165
                      20 years     --       $100,013
                      30 years     --       $169,064

              Increase Needed:  $24,165   $65,013   $134,064

                 [END OF GRAPHICALLY REPRESENTED DATA]

STARTING EARLY

The impact of inflation accentuates the need to begin a retirement program early. The value of starting early is illustrated in the following charts.

As shown in Chart 3, if an individual makes annual contributions of $2,500 to his or her retirement program beginning at age 30, he or she would accumulate $414,551 by age 65 under the assumptions described earlier. If that individual waited until age 50, he or she would only accumulate $70,193 by age 65 under the same assumptions.

                                    CHART 3

                  [THE FOLLOWING TABLE WAS REPRESENTED AS
                  A STACKED AREA GRAPH IN THE PROSPECTUS:]

                          30 .................  $414,551
                          40 .................  $182,691
                          50 .................  $ 70,193
             GRAY - Age 30    WHITE - Age 40     BLACK - Age 50

                      [END OF GRAPHICALLY REPRESENTED DATA]

In Table 1, the impact of starting early is demonstrated in another format. For example, if an individual invests $300 monthly, he or she would accumulate $387,193 in thirty years under our assumptions. In contrast, if that individual invested the same $300 per month for 15 years, he or she would accumulate only $97,804 under our assumptions.

                          TABLE 1
-------------------------------------------------------------
 MONTHLY
 CONTRI-     YEAR      YEAR      YEAR      YEAR      YEAR
  BUTION      10        15        20        25        30
-------------------------------------------------------------
   $  20    $  3,532  $  6,520 $  10,811 $  16,970 $  25,813
      50       8,829    16,301    27,027    42,425    64,532
     100      17,659    32,601    54,053    84,851   129,064
     200      35,317    65,202   108,107   169,701   258,129
     300      52,976    97,804   162,160   254,552   387,193
-------------------------------------------------------------

Chart 4 presents an additional way to demonstrate the significant impact of starting to make contributions to a retirement program earlier rather than later. It assumes that an individual had a goal to accumulate $250,000 (pretax) by age 65. If he or she starts at age 30, under our assumptions he or she could reach the goal by making a monthly pretax contribution of $130 (equivalent to $93 after taxes). The total net cost for the 30-year-old in this hypothetical example would be $39,265. If the individual in this hypothetical example waited until age 50, he or she would have to make a monthly pretax contribution of $767 (equivalent to $552 after taxes) to attain the goal, illustrating the importance of starting early.

                                      CHART 4

                            GOAL: $250,000 BY AGE 65

                    [THE FOLLOWING TABLE WAS REPRESENTED
                     AS A BAR GRAPH IN THE PROSPECTUS:]

                                    START
                                    AT AGE      B            W
           $ 93 a Month ............. 30     $39,265     $210,735
           $212 a Month ............. 40     $63,641     $186,359
           $552 a Month ............. 50     $99,383     $150,617

           BLACK - Net Cost
           WHITE - Tax Savings and Tax-Deferred Earnings at 7.5%

                      [END OF GRAPHICALLY REPRESENTED DATA]

TAX DEFERRAL

Contributing to a retirement plan early is part of an effective strategy for addressing the impact of inflation. Another part of such a strategy is to carefully select the types of retirement programs in which to invest. In deciding where to invest retirement contributions, there are three basic types of programs.

The first type offers the most tax benefits, and therefore is potentially the most beneficial for accumulating funds for retirement. Contributions are made with pretax dollars or are tax deductible and earnings grow income tax deferred. An example of this type of program is the deductible Traditional Individual Retirement Annuity (IRA).

The second type of program also provides for tax-deferred earnings growth; however, contributions are made with after-tax dollars. Examples of this type of program are nondeductible Traditional IRAs and non-qualified annuities.

The third approach to retirement savings is fully taxable. Contributions are made with after-tax dollars and earnings are taxed each year. Examples of this type of program include certificates of deposit, savings accounts, and taxable stock, bond or mutual fund investments.

Consider an example. For the type of retirement program that offers both pretax contributions and tax deferral, assume that a $2,000 annual pretax contribution is made for thirty years. In this example, the retirement funds would be $172,339 after thirty years (assuming a 7.5% rate of return, no withdrawals and assuming the deduction of the 1.35% Separate Account daily asset charge -- but no withdrawal charge or other charges under the Certificate, or trust charges to Portfolios), and such funds would be $222,309 without the effect of any charges. Assuming a lump sum withdrawal was made in year thirty and a 28% tax bracket, these amounts would be $124,084 and $160,062, respectively.

For the type of program that offers only tax deferral, assume an after-tax annual contribution of $1,440 for thirty years and the same rate of return. The after-tax contribution is derived by taxing the $2,000 pretax contribution, again assuming a 28% tax bracket. In this example, the retirement funds would be $124,084 after thirty years assuming the deduction of charges and no withdrawals, and $160,062 without the effect of charges. Assuming a lump sum withdrawal in year thirty, the total after-tax amount would be $101,436 with charges deducted and $127,341 without charges as described above.

For the fully taxable investment, assume an after-tax contribution of $1,440 for thirty years. Earnings are taxed annually. After thirty years, the amount of this fully taxable investment is $108,046.

Keep in mind that taxable investments have fees and charges, too (investment advisory fees, administrative charges, 12b-1 fees, sales loads, brokerage commissions, etc.). We have not attempted to apply these fees and charges to the fully taxable amounts since this is intended merely as an example of tax deferral.

Again, it must be emphasized that the assumed rate of return of 7.5% compounded annually used in these examples is for illustrative purposes only and is not intended to represent a guaranteed or expected rate of return on any investment vehicle. Moreover, early withdrawals of tax-deferred investments are generally subject to a 10% penalty tax.

INVESTMENT OPTIONS

Selecting an appropriate retirement program is clearly an important part of an effective retirement planning strategy. Carefully choosing among Investment Options is another essential component.

During the 1966-1997 period, common stock average annual returns outperformed the average annual returns of fixed investments such as long-term government bonds and Treasury Bills (T-Bills). See "Notes" below. Common stocks earned an average annual return of 11.85% over this period, in contrast to 7.75% and 6.73% for the other two investment categories. Significantly, common stock returns also outpaced inflation, which grew at 5.39% over this period.

Although common stock returns have historically outpaced returns of fixed investments, people often allocate a significant percentage of their retirement funds to fixed return investments. Their primary concern is the preservation of principal. Given this concern, Chart 5 illustrates the impact of exposing only the interest generated by a fixed investment to the stock market. In this illustration, the fixed investment is represented by a Treasury Bill return and the stock investment is represented by the Standard & Poor's 500 ("S&P 500").

The chart assumes that a $20,000 fixed investment was made on January 1, 1980. If the interest on that investment were to accumulate based upon the return of the S&P 500, the total investment would have been worth $157,783 in 1996. Had the interest been reinvested in the fixed investment, the fixed investment would have grown to $65,623. As illustrated in Chart 5, significant opportunities for growth exist while preserving principal. See "Notes" below.

                                     CHART 5

$157,783 with Interest Exposed to Stock Market (S&P 500)

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PROSPECTUS]

          Market Value  Market Value
Month      of S&P 500    If 100% in
Ending    & Fixed Acct   3 Mo. T-Bill

1980  J      20,160        20,160
      F      20,338        20,339
      M      20,547        20,586
      A      20,823        20,845
      M      21,031        21,014
      J      21,183        21,142
      J      21,369        21,254
      A      21,515        21,390
      S      21,708        21,550
      O      21,930        21,755
      N      22,333        21,964
      D      22,522        22,252
1981  J      22,619        22,483
      F      22,888        22,724
      M      23,239        22,999
      A      23,386        23,247
      M      23,637        23,514
      J      23,878        23,832
      J      24,129        24,127
      A      24,156        24,436
      S      24,196        24,739
      O      24,659        25,039
      N      25,079        25,306
      D      25,118        25,527
1982  J      25,195        25,731
      F      25,113        25,968
      M      25,278        26,222
      A      25,722        26,518
      M      25,770        26,799
      J      25,861        27,057
      J      25,945        27,341
      A      26,850        27,549
      S      27,028        27,689
      O      27,937        27,852
      N      28,411        28,028
      D      28,690        28,216
1983  J      29,131        28,410
      F      29,492        28,587
      M      29,965        28,767
      A      30,862        28,971
      M      30,943        29,171
      J      31,495        29,366
      J      31,284        29,584
      A      31,627        29,808
      S      31,938        30,035
      O      31,930        30,263
      N      32,348        30,475
      D      32,418        30,698
1984  J      32,490        30,931
      F      32,222        31,150
      M      32,577        31,378
      A      32,826        31,632
      M      32,297        31,879
      J      32,719        32,118
      J      32,701        32,381
      A      34,295        32,650
      S      34,470        32,931
      O      34,708        33,260
      N      34,705        33,503
      D      35,205        33,717
1985  J      36,503        33,936
      F      36,845        34,133
      M      37,000        34,345
      A      37,089        34,592
      M      38,272        34,820
      J      38,673        35,012
      J      38,748        35,229
      A      38,744        35,423
      S      38,262        35,635
      O      39,208        35,867
      N      40,706        36,086
      D      41,803        36,320
1986  J      42,011        36,524
      F      43,792        36,717
      M      45,230        36,938
      A      45,021        37,130
      M      46,493        37,312
      J      47,036        37,506
      J      45,602        37,701
      A      47,609        37,874
      S      45,430        38,045
      O      46,935        38,220
      N      47,703        38,369
      D      47,070        38,557
1987  J      50,789        38,719
      F      52,147        38,885
      M      53,115        39,068
      A      52,912        39,240
      M      53,327        39,389
      J      55,086        39,578
      J      56,925        39,760
      A      58,441        39,947
      S      57,685        40,127
      O      49,695        40,367
      N      47,333        40,509
      D      49,428        40,667
1988  J      50,743        40,785
      F      52,280        40,972
      M      51,393        41,152
      A      51,824        41,342
      M      52,174        41,553
      J      53,765        41,756
      J      53,732        41,969
      A      52,733        42,217
      S      54,245        42,478
      O      55,302        42,738
      N      54,915        42,981
      D      55,673        43,252
1989  J      58,362        43,490
      F      57,529        43,755
      M      58,548        44,048
      A      60,672        44,343
      M      62,465        44,694
      J      62,377        45,011
      J      66,323        45,326
      A      67,365        45,662
      S      67,310        45,958
      O      66,344        46,271
      N      67,446        46,590
      D      68,687        46,874
1990  J      65,533        47,142
      F      66,234        47,410
      M      67,578        47,714
      A      66,541        48,043
      M      71,214        48,370
      J      70,982        48,674
      J      70,955        49,005
      A      66,481        49,329
      S      64,314        49,625
      O      64,286        49,962
      N      67,252        50,247
      D      68,667        50,548
1991  J      70,922        50,811
      F      74,664        51,055
      M      76,053        51,280
      A      76,316        51,552
      M      78,820        51,794
      J      76,216        52,011
      J      78,945        52,266
      A      80,422        52,507
      S      79,523        52,748
      O      80,405        52,970
      N      78,042        53,176
      D      84,752        53,378
1992  J      83,616        53,560
      F      84,486        53,710
      M      83,290        53,892
      A      85,196        54,065
      M      85,604        54,216
      J      84,717        54,390
      J      87,387        54,558
      A      86,078        54,700
      S      86,890        54,842
      O      87,176        54,969
      N      89,486        55,095
      D      90,453        55,249
1993  J      91,013        55,376
      F      92,016        55,498
      M      93,614        55,637
      A      91,858        55,770
      M      93,843        55,893
      J      94,136        56,033
      J      93,836        56,167
      A      96,699        56,308
      S      96,183        56,454
      O      97,774        56,578
      N      97,093        56,720
      D      98,087        56,850
1994  J     100,753        56,992
      F      98,615        57,112
      M      95,249        57,266
      A      96,281        57,421
      M      97,589        57,605
      J      95,734        57,783
      J      98,297        57,945
      A     101,558        58,159
      S      99,666        58,375
      O     101,566        58,596
      N      98,647        58,813
      D      99,883        59,072
1995  J     102,044        59,320
      F     105,307        59,557
      M     107,925        59,831
      A     110,571        60,095
      M     114,257        60,419
      J     116,566        60,703
      J     119,871        60,976
      A     120,235        61,263
      S     124,521        61,526
      O     124,249        61,816
      N     128,920        62,075
      D     131,003        62,379
1996  J     157,783        65,623

$65,623 Without Interest Exposed to Stock Market
     (S&P 500)

                      [END OF GRAPHICALLY REPRESENTED DATA]

Another variation of the example in Chart 5 is to gradually transfer principal from a fixed investment into the stock market. Chart 6 assumes that a $20,000 fixed investment was made on January 1, 1980. For the next two years, $540 is transferred monthly into the stock market (represented by the S&P 500).


The total investment, given this strategy, would have grown to $167,238 in 1996. In contrast, had the principal not been transferred, the fixed investment would have grown to $65,623. See "Notes" below.

                                     CHART 6

$167,238 with Principal Transfer

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PROSPECTUS]

          Market Value    Market Value
Month     of S&P 500      If 100% in
Ending    & Fixed Acct    3 Mo. T-Bil

1980  J      20,540          20,160
      F      20,702          20,339
      M      20,770          20,586
      A      21,068          20,845
      M      21,425          21,014
      J      21,659          21,142
      J      22,000          21,254
      A      22,149          21,390
      S      22,394          21,550
      O      22,623          21,755
      N      23,446          21,964
      D      23,372          22,252
1981  J      23,246          22,483
      F      23,569          22,724
      M      24,053          22,999
      A      24,031          23,247
      M      24,246          23,514
      J      24,324          23,832
      J      24,514          24,127
      A      24,051          24,436
      S      23,651          24,739
      O      24,397          25,039
      N      25,087          25,306
      D      24,857          25,527
1982  J      24,193          25,731
      F      23,594          25,968
      M      23,618          26,222
      A      24,248          26,518
      M      23,995          26,799
      J      23,892          27,057
      J      23,731          27,341
      A      25,407          27,549
      S      25,647          27,689
      O      27,281          27,852
      N      28,031          28,028
      D      28,386          28,216
1983  J      29,041          28,410
      F      29,568          28,587
      M      30,282          28,767
      A      31,737          28,971
      M      31,721          29,171
      J      32,549          29,366
      J      32,000          29,584
      A      32,424          29,808
      S      32,790          30,035
      O      32,616          30,263
      N      33,176          30,475
      D      33,142          30,698
1984  J      33,104          30,931
      F      32,544          31,150
      M      32,969          31,378
      A      33,202          31,632
      M      32,246          31,879
      J      32,767          32,118
      J      32,593          32,381
      A      34,841          32,650
      S      34,959          32,931
      O      35,133          33,260
      N      35,058          33,503
      D      35,692          33,717
1985  J      37,434          33,936
      F      37,844          34,133
      M      37,970          34,345
      A      37,984          34,592
      M      39,531          34,820
      J      40,023          35,012
      J      40,038          35,229
      A      39,976          35,423
      S      39,254          35,635
      O      40,428          35,867
      N      42,341          36,086
      D      43,701          36,320
1986  J      43,926          36,524
      F      46,184          36,717
      M      47,968          36,938
      A      47,659          37,130
      M      49,498          37,312
      J      50,136          37,506
      J      48,265          37,701
      A      50,769          37,874
      S      47,982          38,045
      O      49,830          38,220
      N      50,767          38,369
      D      49,918          38,557
1987  J      54,519          38,719
      F      56,165          38,885
      M      57,317          39,068
      A      57,035          39,240
      M      57,525          39,389
      J      59,630          39,578
      J      61,849          39,760
      A      63,662          39,947
      S      62,711          40,127
      O      52,932          40,367
      N      50,090          40,509
      D      52,585          40,667
1988  J      54,165          40,785
      F      55,951          40,972
      M      54,862          41,152
      A      55,344          41,342
      M      55,720          41,553
      J      57,582          41,756
      J      57,509          41,969
      A      56,280          42,217
      S      58,018          42,478
      O      59,225          42,738
      N      58,749          42,981
      D      59,588          43,252
1989  J      62,695          43,490
      F      61,691          43,755
      M      62,824          44,048
      A      65,234          44,343
      M      67,232          44,694
      J      67,118          45,011
      J      71,581          45,326
      A      72,728          45,662
      S      72,661          45,958
      O      71,544          46,271
      N      72,760          46,590
      D      74,150          46,874
1990  J      70,617          47,142
      F      71,385          47,410
      M      72,851          47,714
      A      71,676          48,043
      M      76,833          48,370
      J      76,576          48,674
      J      76,526          49,005
      A      71,611          49,329
      S      69,246          49,625
      O      69,192          49,962
      N      72,438          50,247
      D      73,964          50,548
1991  J      76,420          50,811
      F      80,470          51,055
      M      81,977          51,280
      A      82,241          51,552
      M      84,947          51,794
      J      82,165          52,011
      J      85,076          52,266
      A      86,666          52,507
      S      85,709          52,748
      O      86,662          52,970
      N      84,157          53,176
      D      91,300          53,378
1992  J      90,106          53,560
      F      91,047          53,710
      M      89,770          53,892
      A      91,798          54,065
      M      92,244          54,216
      J      91,302          54,390
      J      94,130          54,558
      A      92,765          54,700
      S      93,626          54,842
      O      93,940          54,969
      N      96,377          55,095
      D      97,388          55,249
1993  J      97,994          55,376
      F      99,055          55,498
      M     100,732          55,637
      A      98,899          55,770
      M     100,989          55,893
      J     101,297          56,033
      J     100,991          56,167
      A     103,992          56,308
      S     103,458          56,454
      O     105,136          56,578
      N     104,425          56,720
      D     105,474          56,850
1994  J     108,259          56,992
      F     106,046          57,112
      M     102,533          57,266
      A     103,617          57,421
      M     104,976          57,605
      J     103,062          57,783
      J     105,741          57,945
      A     109,118          58,159
      S     107,170          58,375
      O     109,151          58,596
      N     106,146          58,813
      D     107,426          59,072
1995  J     109,681          59,320
      F     113,071          59,557
      M     115,775          59,831
      A     118,526          60,095
      M     122,319          60,419
      J     124,733          60,703
      J     128,155          60,976
      A     128,547          61,263
      S     132,973          61,526
      O     132,710          61,816
      N     137,525          62,075
      D     139,695          62,379
96    J     167,238          65,623

$65,623 Without Principal Transfer

                      [END OF GRAPHICALLY REPRESENTED DATA]

NOTES

1. Common Stocks: Standard & Poor's (S&P) Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Results shown assume reinvestment of dividends. Both market value and return on common stock will vary.

2. U.S. Government Securities: Long-term Government Bonds are measured using a one-bond portfolio constructed each year containing a bond with approximately a 20-year maturity and a reasonably current coupon. U.S. Treasury Bills are measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month. U.S. Government securities are guaranteed as to principal and interest, and if held to maturity, offer a fixed rate of return. However, market value and return on such securities will fluctuate prior to maturity.

The Equitable Accumulator can be an effective program for diversifying ongoing investments between various asset categories. In addition, the Accumulator offers special features which help address the risk associated with timing the equity markets, such as dollar cost averaging. By transferring the same dollar amount each month from the Alliance Money Market Fund to other Investment Funds, dollar cost averaging attempts to shield your investment from short-term price fluctuations. This, however, does not assure a profit or protect against a loss in declining markets.

THE BENEFIT OF ANNUITIZATION

An individual may shift the risk of outliving his or her principal by electing a lifetime income annuity. See "Annuity Benefits and Payout Annuity Options" in
Part 4 of the prospectus. Chart 7 below shows the monthly income that can be generated under various forms of life annuities, as compared to receiving level payments of interest only or principal and interest from the investment.
Calculations  in the Chart are based on the  following  assumption:  a  $100,000 contribution was made at one of the ages shown, annuity payments begin immediately, and a 5% annuitization interest rate is used. For purposes of this example, principal and interest are paid out on a level basis over 15 years. In the case of the interest-only scenario, the principal is always available and may be left to other individuals at death. Under the principal and interest scenario, a portion of the principal will be left at death, assuming the individual dies within the 15-year period. In contrast, under the life annuity scenarios, there is no residual amount left.


                              CHART 7
                          MONTHLY INCOME
                      ($100,000 CONTRIBUTION)
------------------------------------------------------------------
                   PRINCIPAL             JOINT AND SURVIVOR*
                      AND            -----------------------------
          INTEREST INTEREST             50%    66.67%     100%
            ONLY      FOR    SINGLE     TO       TO        TO
ANNUITANT FOR LIFE 15 YEARS   LIFE   SURVIVOR SURVIVOR  SURVIVOR
------------------------------------------------------------------
Male 65    $401      $785   $   617    $560     $544     $513
Male 70     401       785       685     609      588      549
Male 75     401       785       771     674      646      598
Male 80     401       785       888     760      726      665
Male 85     401       785     1,045     878      834      757

-------------------
The numbers are based on 5% interest compounded annually and the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. Annuity purchase rates available at annuitization may vary, depending primarily on the annuitization interest rate, which may not be less than an annual rate of 2.5%.

* The Joint and Survivor Annuity Forms are based on male and female Annuitants of the same age.

--------------------------------------------------------------------------------
PART 8 -- FINANCIAL STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certificates. [to be filed by amendment]

No financial statements for the Separate Account are included in this SAI as the Certificates offered under the prospectus and SAI are being offered for the first time as of the date of the prospectus.

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.


        *(a) Financial Statements included in Part B.

         1. Separate Account No. 45:

            - Report of Independent Accountants - Price Waterhouse LLP;
            - Statements of Assets and Liabilities for the Year Ended
              December 31, 1997;
            - Statements of Operations for the Year Ended December 31, 1997;
            - Statements of Changes in Net Assets for the Years Ended December
              31, 1997 and 1996; and
            - Notes to Financial Statements.

         2. The Equitable Life Assurance Society of the United States:

            - Report of Independent Accountants - Price Waterhouse LLP;
            - Consolidated Balance Sheets as of December 31, 1997 and
              1996;
            - Consolidated Statements of Earnings for Years Ended
              December 31, 1997, 1996 and 1995;
            - Consolidated Statements of Equity for Years Ended
              December 31, 1997, 1996 and 1995;
            - Consolidated Statements of Cash Flows for Years Ended
              December 31, 1997, 1996 and 1995; and
            - Notes to Consolidated Financial Statements.

         (b) Exhibits.

         The following exhibits are filed herewith:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, refiled herewith electronically.

         2. Not applicable.

         3. (a) Form of Distribution Agreement among Equitable
                Distributors, Inc., Separate Account No. 45 and Equitable Life Assurance Society of the United States, refiled herewith electronically.

            (b) Form of Sales Agreement among Equitable
                Distributors, Inc., as Distributor, a Broker-
                Dealer (to be named) and a General Agent (to be named), refiled herewith electronically.

            (c) Form of The Hudson River Trust Sales Agreement by
                and among Equico Securities, Inc., The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and Separate Account No. 45 of The Equitable Life Assurance Society of the United States, refiled herewith electronically.

----------
*To be filed by amendment.

         4. (a) Form of group annuity contract no. 1050-94IC, refiled herewith electronically.

            (b) Forms of group annuity certificate nos. 94ICA and
                94ICB, refiled herewith electronically.

            (c) Forms of endorsement nos. 94ENIRAI, 94ENNQI and
                94ENMVAI to contract no. 1050-94IC and data pages nos. 94ICA/BIM and 94ICA/BMVA, refiled herewith electronically.

            (d) Forms of data pages no. 94ICA/BIM (IRA) and (NQ),
                refiled herewith electronically.

            (e) Form of endorsement no. 95ENLCAI to contract no.
                1050-94IC and data pages no. 94ICA/BLCA, refiled herewith electronically.


            (f) Forms of data pages for Rollover IRA, IRA Assured
                Payment Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan, Assured Growth Plan (Flexible Income Program), Assured Payment Plan (Period Certain) and Assured Payment Plan (Life with a Period Certain), previously filed with this Registration Statement No. 33-83750 on August 31, 1995.

            (g) Forms of data pages for Rollover IRA, IRA Assured
                Payment Option Plus and Accumulator, previously filed with this Registration Statement No. 33-83750 on April 23, 1996.

            (h) Form of Guaranteed Minimum Income Benefit
                Endorsement to Contract Form No. 10-50-94IC and the Certificates under the Contract, previously filed with this Registration Statement No. 33-83750 on
                April 23, 1996.

            (i) Form of data pages for Accumulator and Rollover
                IRA, previously filed with this Registration
                Statement No. 33-83750 on October 15, 1996.

            (j) Forms of data pages for Accumulator and Rollover
                IRA, previously filed with this Registration Statement No. 33-83750 on April 30, 1997.


            (k) Forms of data pages for Accumulator and Rollover IRA, previously filed with this Registration Statement No. 33-83750 on December 31, 1997.

            (l) Form of endorsement No. 98Roth to Contract Form No. 1050-94IC and the Certificates under the Contract, previously filed with this Registration Statement No. 33-83750 on December 31, 1997.

            (m) Form of data pages No. 94ICB and 94ICBMVA for Equitable
                Accumulator (IRA) Certificates.

            (n) Form of data pages No. 94ICB and 94ICBMVA for Equitable
                Accumulator (NQ) Certificates.

            (o) Form of data pages No. 94ICB and 94ICBMVA for Equitable
                Accumulator (QP) Certificates.

            (p) Form of data pages No. 94ICB, 94ICBMVA and 94ICBLCA for Assured
                Payment Option Certificates.

            (q) Form of data pages No. 94ICB, 94ICBMVA and 94ICBLCA for APO Plus
                Certificates.

           *(r) Form of Endorsement applicable to Defined Benefit Qualified Plan
                Certificates No. 98ENDQPI.

            (s) Form of Endorsement applicable to Non-Qualified Certificates No.
                98ENJONQI.

            (t) Form of Endorsement applicable to Charitable Remainder Trusts
                No. 97ENCRTI.

         5. (a) Forms of application used with the IRA, NQ and Fixed Annuity Markets, refiled herewith electronically.

----------
*To be filed by amendment.

            (b) Forms of Enrollment Form/Application for Rollover
                IRA, Choice Income Plan and Accumulator, previously filed with this Registration Statement No. 33-83750 on April 23, 1996.

            (c) Forms of Enrollment Form/Application for Accumulator and
                Rollover IRA, previously filed with this Registration Statement No. 33-83750 on April 30, 1997.


            (d) Forms of Enrollment Form/Application for Accumulator and
                Rollover IRA, previously filed with this Registration Statement No. 33-83750 on December 31, 1997.

            (e) Form of Enrollment Form/Application No. 126737 (5/98) for
                Equitable Accumulator (IRA, NQ and QP).


         6. (a) Restated Charter of Equitable, as amended January 1, 1997, previously filed with this Registration Statement No. 33-83750 on March 6, 1997.

            (b) By-Laws of Equitable, as amended November 21, 1996,
                previously filed with this Registration Statement
                No. 33-83750 on March 6, 1997.

         7. Not applicable.

         8. Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable Distributors, Inc. and EQ Financial Consultants, Inc., incorporated by reference to the Registration Statement of EQ Advisors Trust on Form N-1A. (File Nos. 333-17217 and 811-07953).


         9. Opinion and Consent of Mary P. Breen, Esq.,
            Vice President and Associate General Counsel of Equitable, as to the legality of the securities registered under this Registration Statement No. 33-83750.

        10.*(a) Consent of Price Waterhouse LLP.


            (b)(1) Powers of Attorney, previously filed with this
                   Registration Statement No. 33-83750 on, March 6,
                   1997.

            (b)(2) Power of Attorney for Didier Pineau-Valencienne, previously filed with this Registration Statement No. 33-83750 on April 30, 1997.

            (b)(3) Power of Attorney for Edward D. Miller, incorporated herein by reference to Exhibit 10(b)(3) to Form N-4 Registration Statement No. 333-31131.


            (b)(4) Power of Attorney for Michael Hegarty.


        11. Not applicable.

        12. Not applicable.


        13. (a) Formulae for Determining Money Market Fund Yield for a Seven-Day Period for the INCOME MANAGER, refiled herewith electronically.

            (b) Formulae for Determining Cumulative and Annualized
                Rates of Return for the INCOME MANAGER, refiled herewith electronically.

            (c) Formulae for Determining Standardized Performance
                Value and Annualized Average Performance Ratio for INCOME MANAGER Certificates, refiled herewith electronically.

----------
*To be filed by amendment.

Item 25: Directors and Officers of Equitable.

         Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of Equitable.

                                      POSITIONS AND
NAME AND PRINCIPAL                    OFFICES WITH
BUSINESS ADDRESS                      EQUITABLE
----------------                      ---------
DIRECTORS

Claude Bebear                         Director
AXA - UAP
23, Avenue Matignon
75008 Paris, France




Francoise Colloc'h                    Director
AXA - UAP
23, Avenue Matignon
75008 Paris, France

Henri de Castries                     Director
AXA - UAP
23, Avenue Matignon
75008 Paris, France

Joseph L. Dionne                      Director
The McGraw-Hill Companies
1221 Avenue of the Americas
New York, NY 10020


Denis Duverne                         Director
AXA-UAP
23, Avenue Matignon
75008 Paris, France


William T. Esrey                      Director
Sprint Corporation
P.O. Box 11315
Kansas City, MO 64112

Jean-Rene Fourtou                     Director
Rhone-Poulenc S.A.
25 Quai Paul Doumer
92408 Courbevoie Cedex,
France

Norman C. Francis                     Director
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA 70125

                                      POSITIONS AND
NAME AND PRINCIPAL                    OFFICES WITH
BUSINESS ADDRESS                      EQUITABLE
----------------                      ---------

Donald J. Greene                      Director
LeBouef, Lamb, Greene & MacRae
125 West 55th Street
New York, NY 10019-4513

John T. Hartley                       Director
Harris Corporation
1025 NASA Boulevard
Melbourne, FL 32919

John H.F. Haskell, Jr.                Director
SBC Warburg Dillion, Read Inc.
535 Madison Avenue
New York, NY 10028

Mary R. (Nina) Henderson              Director
CPC Specialty Markets Group
CPC International Plaza
P.O. Box 8000
Englewood Cliffs, NJ 07632-9976

W. Edwin Jarmain                      Director
Jarmain Group Inc.
121 King Street West
Suite 2525
Toronto, Ontario M5H 3T9,
Canada

G. Donald Johnston, Jr.               Director
184-400 Ocean Road
John's Island
Vero Beach, FL 32963


George T. Lowy                        Director
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

                                      POSITIONS AND
NAME AND PRINCIPAL                    OFFICES WITH
BUSINESS ADDRESS                      EQUITABLE
----------------                      ---------


*Joseph J. Melone                     Director


Didier Pineau-Valencienne             Director
Schneider S.A.
64-70 Avenue Jean-Baptiste Clement
92646 Boulogne-Billancourt Cedex
France

George J. Sella, Jr.                  Director
P.O. Box 397
Newton, NJ 07860

Dave H. Williams                      Director
Alliance Capital Management
  Corporation
1345 Avenue of the Americas
New York, NY 10105

OFFICER-DIRECTORS


*Edward D. Miller                     Chairman of the Board, Chief Executive
                                      Officer and Director

*Michael Hegarty                      President, Chief Operating Officer and
                                      Director

*Stanley B. Tulin                     Vice Chairman of the Board, Chief
                                      Financial Officer and Director


OTHER OFFICERS

A. Frank Beaz                         Senior Vice President
660 Newport Center Drive
Suite 1200
Newport Beach, CA 92660


*Leon Billis                          Executive Vice President and Chief
                                      Information Officer


*Harvey Blitz                         Senior Vice President and Deputy
                                      Chief Financial Officer

*Kevin R. Byrne                       Senior Vice President and Treasurer


*Alvin H. Fenichel                    Senior Vice President and
                                      Controller

NAME AND PRINCIPAL                    OFFICES WITH
BUSINESS ADDRESS                      EQUITABLE
----------------                      ---------

*Paul J. Flora                        Senior Vice President and Auditor

*Robert E. Garber                     Executive Vice President and General
                                      Counsel

*Donald R. Kaplan                     Vice President and Chief Compliance
                                      Officer and Associate General Counsel

*Michael S. Martin                    Senior Vice President and Chief Marketing
                                      Officer

*Peter D. Noris                       Executive Vice President and Chief
                                      Investment Officer

*Anthony C. Pasquale                  Senior Vice President

*Pauline Sherman                      Vice President, Secretary and Associate
                                      General Counsel

*Samuel B. Shlesinger                 Senior Vice President

*Richard V. Silver                    Senior Vice President and Deputy
                                      General Counsel


*Jose Suquet                          Senior Executive Vice President and Chief
                                      Distribution Officer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

         Separate Account No. 45 of The Equitable Life Assurance Society of the United States (the "Separate Account") is a separate account of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"), a publicly traded company.


         The largest stockholder of the Holding Company is AXA-UAP which as of December 31, 1997 beneficially owned approximately 59.0% of the Holding Company's outstanding common stock . AXA-UAP is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA-UAP, a French company, is the holding company for an international group of insurance and related financial services companies.

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

The Equitable Companies Incorporated (l991) (Delaware)

      Donaldson, Lufkin & Jenrette, Inc. (1993) (Delaware) (42.5%) (See Addendum B(1) for subsidiaries)

      The Equitable Life Assurance Society of the United States (1859) (New York) (a)(b)

           The Equitable of Colorado, Inc. (l983) (Colorado)

           EVLICO, INC. (1995) (Delaware)

           EVLICO East Ridge, Inc. (1995) (California)

           GP/EQ Southwest, Inc. (1995) (Texas) (5.885%)

           Franconom, Inc. (1985) (Pennsylvania)

           Frontier Trust Company (1987) (North Dakota)

           Gateway Center Buildings, Garage, and Apartment Hotel, Inc. (inactive) (pre-l970) (Pennsylvania)

           Equitable Deal Flow Fund, L.P.

                Equitable Managed Assets (Delaware)

           EREIM LP Associates (99%)

                EML Associates, L.P. (19.8%)

           Alliance Capital Management L.P. (2.69% limited partnership interest)

           ACMC, Inc. (1991) (Delaware)(s)

                Alliance Capital Management L.P. (1988) (Delaware) (39.73% limited partnership interest)

           EVCO, Inc. (1991) (New Jersey)

           EVSA, Inc. (1992) (Pennsylvania)

           Prime Property Funding, Inc. (1993) (Delaware)

           Wil Gro, Inc. (1992) (Pennsylvania)

           Equitable Underwriting and Sales Agency (Bahamas) Limited (1993) (Bahamas)

 (a) Registered Broker/Dealer       (b) Registered Investment Advisor

      Donaldson Lufkin & Jenrette, Inc.
      The Equitable Life Assurance Society of the United States (cont.)

           Fox Run Inc. (1994) (Massachusetts)

           STCS, Inc. (1992) (Delaware)

           CCMI Corporation (1994) (Maryland)

           FTM Corporation (1994) (Maryland)

           HVM Corporation (1994) (Maryland)

           Equitable BJVS, Inc. (1992) (California)

           Equitable Rowes Wharf, Inc. (1995) (Massachusetts)

           GP/EQ Southwest, Inc. (1995) (Texas) (94.132%)

           Camelback JVS, Inc. (1995) (Arizona)

           ELAS Realty, Inc. (1996) (Delaware)

           Equitable Realty Assets Corporation (1983) (Delaware)

           100 Federal Street Realty Corporation (Massachusetts)

           Equitable Structured Settlement Corporation (1996) (Delaware)

                Prime Property Funding II, Inc. (1997) (Delaware)

                Sarasota Prime Hotels, Inc. (1997) (Florida)

                ECLL, Inc. (1997) (Michigan)


           Equitable Holdings, LLC (a New York limited liability company)


                EQ Financial Consultants, Inc. (formerly Equico Securities, Inc.) (l97l) (Delaware) (a) (b)

                ELAS Securities Acquisition Corp. (l980) (Delaware)

                100 Federal Street Funding Corporation (Massachusetts)

                EquiSource of New York, Inc. (1986) (New York) (See Addendum A for subsidiaries)

                Equitable Casualty Insurance Company (l986) (Vermont)

                EREIM LP Corp. (1986) (Delaware)

                      EREIM LP Associates (1%)

                           EML Associates (.02%)

                Six-Pac G.P., Inc. (1990) (Georgia)

(a) Registered Broker/Dealer       (b) Registered Investment Advisor

  Donaldson Lufkin & Jenrette, Inc.
  The Equitable Life Assurance Society of the United States (cont.)
      Equitable Holdings, LLC (cont.)


                Equitable Distributors, Inc. (1988) (Delaware) (a)

                Equitable JVS, Inc. (1988) (Delaware)

                      Astor/Broadway Acquisition Corp. (1990) (New York)

                           Astor Times Square Corp. (1990) (New York)

                           PC Landmark, Inc. (1990) (Texas)

                           Equitable JVS II, Inc. (1994) (Maryland)

                           EJSVS, Inc. (1995) (New Jersey)


           Donaldson, Lufkin & Jenrette, Inc. (1985 by EIC; 1993 by EQ and
                      EHLLC) (Delaware) (36.1%) (See Addendum B(1) for subsidiaries)


           JMR Realty Services, Inc. (1994) (Delaware)
           Equitable Investment Corporation (l97l) (New York)

                Stelas North Carolina Limited Partnership (50% limited partnership interest) (l984)

                Equitable JV Holding Corporation (1989) (Delaware)

                Alliance Capital Management Corporation (l991) (Delaware) (b) (See Addendum B(2) for subsidiaries)

                Equitable Capital Management Corporation (l985) (Delaware) (b)

                      Alliance Capital Management L.P. (1988) (Delaware) (14.66% limited partnership interest)

                EQ Services, Inc. (1992) (Delaware)

                EREIM Managers Corp. (1986) (Delaware)

                     ML/EQ Real Estate Portfolio, L.P.

                     EML Associates, L.P. (80%)

(a) Registered Broker/Dealer                   (b) Registered Investment Advisor

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                            ADDENDUM A - SUBSIDIARY
                       OF EQUITABLE HOLDING CORPORATION
                      HAVING MORE THAN FIVE SUBSIDIARIES

                     -----------------------------------

EquiSource of New York, Inc. (formerly Traditional Equinet Business Corporation of New York) has the following subsidiaries that are brokerage companies to make available to Equitable Agents within each state traditional (non-equity) products and services not manufactured by Equitable:

      EquiSource of Alabama, Inc. (1986) (Alabama)
      EquiSource of Arizona, Inc. (1986) (Arizona)
      EquiSource of Arkansas, Inc. (1987) (Arkansas)
      EquiSource Insurance Agency of California, Inc. (1987) (California) EquiSource of Colorado, Inc. (1986) (Colorado)
      EquiSource of Delaware, Inc. (1986) (Delaware)
      EquiSource of Hawaii, Inc. (1987) (Hawaii)
      EquiSource of Maine, Inc. (1987) (Maine)
      EquiSource Insurance Agency of Massachusetts, Inc. (1988) (Massachusetts) EquiSource of Montana, Inc. (1986) (Montana)
      EquiSource of Nevada, Inc. (1986) (Nevada)
      EquiSource of New Mexico, Inc. (1987) (New Mexico)
      EquiSource of Pennsylvania, Inc. (1986) (Pennsylvania)
      EquiSource Insurance Agency of Utah, Inc. (1986) (Utah)
      EquiSource of Washington, Inc. (1987) (Washington)
      EquiSource of Wyoming, Inc. (1986) (Wyoming)

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES
                     ADDENDUM B - INVESTMENT SUBSIDIARIES
                      HAVING MORE THAN FIVE SUBSIDIARIES

                     -----------------------------------

Donaldson, Lufkin & Jenrette, Inc. has the following subsidiaries, and approximately 150 other subsidiaries, most of which are special purpose subsidiaries (the number fluctuates according to business needs):

               Donaldson, Lufkin & Jenrette, Securities Corporation
               (1985) (Delaware) (a) (b)
                    Wood, Struthers & Winthrop Management Corp. (1985) (Delaware) (b)
               Autranet, Inc. (1985) (Delaware) (a)
               DLJ Real Estate, Inc.
               DLJ Capital Corporation (b)
               DLJ Mortgage Capital, Inc. (1988) (Delaware)

Alliance Capital Management Corporation (as general partner) (b)has the following subsidiaries:
               Alliance Capital Management L.P. (1988) (Delaware) (b)
                    Alliance Capital Management Corporation of Delaware,
                    Inc. (Delaware)
                          Alliance Fund Services, Inc. (Delaware) (a)
                          Alliance Fund Distributors, Inc. (Delaware) (a) Alliance Capital Oceanic Corp. (Delaware)
                          Alliance Capital Management Australia Pty. Ltd. (Australia)
                          Meiji - Alliance Capital Corp. (Delaware) (50%) Alliance Capital (Luxembourg) S.A. (99.98%)
                          Alliance Eastern Europe Inc. (Delaware)
                          Alliance Barra Research Institute, Inc. (Delaware)
                          (50%)
                          Alliance Capital Management Canada, Inc. (Canada) (99.99%)
                          Alliance Capital Management (Brazil) Llda
                          Alliance Capital Global Derivatives Corp.
                          (Delaware)
                          Alliance International Fund Services S.A.
                          (Luxembourg)
                          Alliance Capital Management (India) Ltd. (Delaware) Alliance Capital Mauritius Ltd.
                          Alliance Corporate Finance Group, Incorporated (Delaware)
                               Equitable Capital Diversified Holdings, L.P. I Equitable Capital Diversified Holdings, L.P. II
                          Curisitor Alliance L.L.C. (Delaware)
                               Curisitor Holdings Limited (UK)
                               Alliance Capital Management (Japan), Inc.
                               Alliance Capital Management (Asia) Ltd.
                               Alliance Capital Management (Turkey), Ltd.
                               Cursitor Alliance Management Limited (UK)

   (a) Registered Broker/Dealer       (b) Registered Investment Advisor

                                 GROUP AXA CHART

The information listed below is dated as of March 31, 1997; percentages shown represent voting power. The name of the owner is noted when AXA-UAP indirectly controls the company.

                  AXA-UAP INSURANCE AND REINSURANCE BUSINESS HOLDING
COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------
Axa Assurances Iard               France         99%

Axa Assurances Vie                France         100% by Axa-UAP and Axa
                                                 Courtage Vie

Axa Courtage Iard                 France         99.9% by Axa-UAP and Axa
                                                 Assurances Iard

Axa Courtage Vie                  France         99.4% by Axa-UAP and Axa
                                                 Assurances Iard and Axa
                                                 Courtage Iard
Alpha Assurances Vie              France         100%

Axa Direct                        France         100%

Direct Assurances Iard            France         100% by Axa Direct

Direct Assurance Vie              France         100% by Axa Direct

Axa Direkt Versicherung A.G.      Germany        100% owned by Axa Direct

Axiva                             France         100% by Axa and Axa Courtage
                                                 Vie

Defense Civile                    France         95%

Societe Francaise d'Assistance    France         100% by SFA Holding

Monvoisin Assurances              France         99.9% by different companies
                                                 and Mutuals

Societe Beaujon                   France         99.9%

Lor Finance                       France         99.9%

Jour Finance                      France         100% by Alpha Assurances Iard
                                                 and by Axa Assurances Iard
Financiere 45                     France         99.8%

Mofipar                           France         99.76%

Compagnie Auxiliaire pour le      France         99.8% by Societe Beaujon
Commerce and l'Industrie

C.F.G.A.                          France         99.96% owned by Mutuals and
                                                 Finaxa

Axa Global Risks                  France         100% owned by Axa-UAP and
                                                 Mutuals

Saint Bernard Diffusion           France         94.92% owned by Direct
                                                 Assurances Iard

Sogarep                           France         95%, (100% with Mutuals)

Argovie                           France         100% by Axiva and SCA Argos

Finargos                          France         70.5% owned by Axiva

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------
Astral Finance                    France         99.33% by Axa Courtage Vie

Argos                             France         N.S.

UAP France                        France         100%

UAP Incendie Accidents            France         100% by UAP France

UAP Vie                           France         100% by UAP France

UAP Collectives                   France         53.4% by UAP-Incendie-
                                                 Accidents and 46.6% by UAP Vie

Thema Vie                         France         70% by the 3 UAP insurance
                                                 companies and 30% by Banque
                                                 Worms

La Reunion Francaise              France         52.5% by UAP-Incendie-
                                                 Accidents and 47.5% by UAP-
                                                 Collectives

Navigation and Transports         France         54.2% by La Reunion Francaise
                                                 and 10.5% by UAP-Incendie-
                                                 Accidents

UAP Assistance                    France         52% by UAP-Incendie-
                                                 Accidents and 48% by UAP-Vie

l'Avenir                          France         100% UAP-Incendie-Accidents

UAP International                 France         50.1% by Axa-UAP and 49.9% by
                                                 UAP-Incendie-Accidents

Sofapi                            France         100%

Soffim                            France         100%

Sofinad                           France         100%

AXA-Colonia Konzern AG
 (AXA-CKAG)                       Germany        39.7% by Vinci BV, 25.6% by
                                                 Kolnische Verwaltungs and 5.5%
                                                 by Axa-UAP

Tellit                            Germany        100% by AXA-CKAG

Finaxa Belgium                    Belgium        100%

Axa Belgium                       Belgium        26.8% by Axa(SA) and 72.6%
                                                 by Finaxa Belgium

De Kortrijske Verzekering         Belgium        99.8% by Axa Belgium

Juris                             Belgium        100% owned by Finaxa Belgium
Royale Vendome                    Belgium        49% by Axa-UAP and 25% by
                                                 UAP-Incendie-Accidents

Royale Belge                      Belgium        51.2% by Royale Vendome and
                                                 9.5% by different companies
                                                 of the Group

Royale Belge 1994                 Belgium        97.9% by Royale Belge and 2%
                                                 by UAB

UAB                               Belgium        99.9% by Royale Belge

Ardenne Prevoyante                Belgium        99.4% by Royale Belge

GB Lex                            Belgium        55% by Royale Belge, 25% by
                                                 Royale Belge 1994, 10% by
                                                 UAP-Incendie-Accidents and
                                                 10% by l'Avenir

Royale Belge Re                   Belgium        99.9% by Royale Belge

Parcolvi                          Belgium        100% by Vinci Belgium

Vinci Belgium                     Belgium        99.5% by Vinci BV

Finaxa Luxembourg                 Luxembourg     100%

Axa Assurance IARD Luxembourg     Luxembourg     99.9%

Axa Assurance Vie Luxembourg      Luxembourg     99.9%

Royale UAP                        Luxembourg     100% by Royale Belge

Paneurolife                       Luxembourg     90% by different companies of
                                                 the Group

Paneurore                         Luxembourg     100% by different companies of
                                                 the Group

Crealux                           Luxembourg     100% by Royale Belge

Futur Re                          Luxembourg     100% by UAP-Incendie-Accidents

General Re-CKAG                   Luxembourg     49.9% by AXA-CKAG

Royale Belge Investissements      Luxembourg     100% by Royale Belge

Axa Aurora                        Spain          50% owned by Axa

Aurora Polar SA de Seguros y      Spain          99.4% owned by Axa Aurora
Reaseguros

Axa Vida SA de Seguros y          Spain          89.82% owned by Aurora Polar
Reaseguros                                       5% by Axa

Axa Gestion de Seguros y          Spain          99.1% owned by Axa Aurora
Reaseguros

Hilo Direct Seguros               Spain          99.9% by Axa Aurora

UAP Iberica                       Spain          100% by UAP International

General Europea (GESA)            Spain          100% by Societe Generale
                                                 d'Assistance
Axa Assicurazioni                 Italy          100% owned by Axa

Eurovita                          Italy          30% owned by Axa
                                                 Assicurazioni
Gruppo UAP Italia (GUI)           Italy          97% by UAP International and
                                                 3% by UAP-Vie

UAP Italiana                      Italy          100% by Abeille Italiana

UAP Vita                          Italy          99% by UAP Vie and 1% by
                                                 various companies of the
                                                 Group

Abeille Italiana                  Italy          99.9% by GUI

Abeille Vita                      Italy          100% by UAP Vita

Allsecures Assicurazioni          Italy          90% by GUI and 10% by UAP
                                                 Italiana

Allsecures Vita                   Italy          100% by GUI

Centurion Assicurazioni           Italy          39.7% by Centurion Holding
                                                 and 60.3% by GUI

Centurion Holding                 Italy          100% by GUI

New Ireland Assurances            Ireland        100% by New Ireland Holdings

New Ireland Holdings              Ireland        82.9% by SLPH

Axa Equity & Law plc              U.K.           99.9% owned by Axa

Axa Equity & Law Life             U.K.           100% by Axa Equity & Law plc
Assurance Society

Axa Insurance                     U.K.           100% owned by Axa-UAP

Axa Global Risks                  U.K.           100% owned by Axa Global
                                                 Risks (France)

Sun Life and Provincial Holdings
 (SLPH)                           U.K.           60.2% by Axa-UAP

Sun Life Corporation Plc          U.K.           100% by SLPH

Sun Life Assurance                U.K.           100% by Sun Life Corporation
                                                 Plc

UAP Provincial Insurance          U.K.           100% by SLPH

Axa Leven                         The
                                  Netherlands    100% by Axa Equity & Law Life
                                                 Assurance Society

UAP Nieuw Rotterdam Holding BV    The
                                  Netherlands    99.7% by various companies of
                                                 the Group

UAP Nieuw Rotterdam Beheer        The
                                  Netherlands    100% by UAP Nieuw Rotterdam
                                                 Holding

UAP Nieuw Rotterdam Schade        The
                                  Netherlands    100% by UAP Nieuw Rotterdam
                                                 Verzekeringen

UAP Nieuw Rotterdam Leven         The
                                  Netherlands    100% by UAP Nieuw Rotterdam
                                                 Verzekeringen

UAP Nieuw Rotterdam Zorg          The
                                  Netherlands    100% by UAP Nieuw Rotterdam
                                                 Schade

UAP Nieuw Rotterdam Verzekeringen The
                                  Netherlands    100% by UAP Nieuw Rotterdam
                                                 Holding BV

Societe Generale d'Assistance     The
                                  Netherlands    51% by UAP-Incendie-
                                                 Accidents, 29% by UAP-Vie and
                                                 20% by Axa-UAP

Gelderland BV                     The
                                  Netherlands    100% by UAP-Vie

Royale Belge International        The
                                  Netherlands    100% by Royale Belge
                                                 Investissements

Vinci BV                          The
                                  Netherlands    94.8% by Axa-UAP and 5.2% by
                                                 Parcolvi

Allanca UAP                       Portugal       43.1% by various companies
                                                 of the Group

Allanca UAP Vida                  Portugal       87.6% by UAP-Vie and 7.5% by
                                                 UAP International

Union UAP                         Switzerland    99.9% by UAP International

Union UAP Vie                     Switzerland    95% by UAP International

Axa Oyak Hayat Sigorta            Turkey         60% owned by Axa-UAP

Oyak Sigorta                      Turkey         11% owned by Axa-UAP

Al Amene Assurances               Morocco        52.4% by UAP International

Axa Canada                        Canada         100% owned by Axa-UAP

Boreal Insurance                  Canada         100% owned by Gestion Fracapar

Axa Assurances Inc.               Canada         100% owned by Axa Canada

COMPANY                           COUNTRY          VOTING POWER
-------                           -------          ------------
Axa Insurance Inc.                Canada           100% owned by Axa Canada and
                                                   Axa Assurance Inc.

Anglo Canada General              Canada           100% owned by Axa Canada
Insurance Cy

Axa Pacific Insurance             Canada           100% by Boreal Insurance

Boreal Assurances Agricoles       Canada           100% by Boreal Insurance

Axa Life Insurance                Japan            100% owned by Axa-UAP

Dongbu Axa Life Insurance Co Ltd  Korea            50% owned by Axa-UAP

Sime Axa Berhad                   Malaysia         30% owned by Axa-UAP and Axa
                                                   Reassurance
Axa Sime Investment Holdings      Singapore        50%
Pte Ltd

Axa Sime Assurance                Singapore        100% owned by Axa Sime Invt
                                                   Holdings Pte Ltd

Axa Sime Assurance                Hong Kong        100% owned by Axa Sime Invt.
                                                   Holdings Pte Ltd

Axa Life Insurance                Hong Kong        100%

PT Asuransi Axa Indonesia         Indonesia        80%

Equitable Cies Incorp.            U.S.A.           60.8% between by Axa, 44.69%
                                                   Financiere 45, 3.8%,
                                                   Lorfinance 7.6% and Axa
                                                   Equity & Law Life Association
                                                   Society 4.8%

Equitable Life Assurance of       U.S.A.           100% owned by Equitable Cies
the USA                                            Inc.

National Mutual Holdings Ltd      Australia        51% between Axa-UAP, 42.1%
                                                   and Axa Equity & Law Life
                                                   Assurance Society 8.9%

The National Mutual Life          Australia        100% owned by National Mutual
Association of Australasia Ltd                     Holdings Ltd

National Mutual International     Australia        100% owned by National Mutual
Pty Ltd                                            Holdings Ltd

National Mutual (Bermuda) Ltd     Australia        100% owned by National Mutual
                                                   International Pty Ltd

National Mutual Asia Ltd          Australia        55% owned by National Mutual
                                                   Holdings Ltd and 20% by
                                                   Datura Ltd and 13% by
                                                   National Mutual Life
                                                   Association of Australasia

Australian Casualty & Life Ltd    Australia        100% owned by National Mutual
                                                   Holdings Ltd

National Mutual Health            Australia        100% owned by National Mutual
Insurance Pty Ltd                                  Holdings Ltd

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------
Axa Reassurance                   France         100% owned by Axa-UAP, Axa
                                                 Assurances Iard and Axa
                                                 Global Risks

Axa Re Finance                    France         80% owned by Axa Reassurance

Axa Re Vie                        France         99.9% owned by Axa Reassurance

Axa Cessions                      France         100% by Axa-UAP

Axa Re Mexico                     Mexico         100% owned by Axa Reassurance

Axa Re Asia                       Singapore      100% owned by Axa Reassurance

Axa Re U.K. Plc                   U.K.           100% owned by Axa Re U.K.
                                                 Holding

Axa Re U.K. Holding               U.K.           100% owned by Axa Reassurance

Axa Re U.S.A.                     U.S.A.         100% owned by Axa America and
                                                 Axa Reassurance

Axa America                       U.S.A.         100% owned by Axa Reassurance

International Technology          U.S.A.         80% owned by Axa America
Underwriters Inc. (INTEC)

Axa Re Life                       U.S.A.         100% owned by Axa Re Vie

C.G.R.M.                          Monaco         100% owned by Axa Reassurance

                            AXA FINANCIAL BUSINESS

COMPANY                           COUNTRY          VOTING POWER
-------                           -------          ------------
Compagnie Financiere de Paris     France           96.9%, (100% with Mutuals)
(C.F.P.)

Axa Banque                        France           98.7% owned by C.F.P.

Financiere 78                     France           100% owned by C.F.P.

Axa Credit                        France           65% owned by C.F.P.

Axa Gestion Interessement         France           100% owned by Axa Asset
                                                   Management Europe

Compagnie Europeenne de           France           100% owned by C.F.P.
Credit (C.E.C.)

Societe de Placements             France           98.58% with Mutuals
Selectionnes S.P.S.

Presence et Initiative            France           100% with Mutuals

Vamopar                           France           100% owned by Societe Beaujon

Financiere Mermoz                 France           100%

Axa Asset Management Europe       France           100%

Axa Asset Management              France           100% owned by Axa Asset
Partenaires                                        Management Europe

Axa Asset Management Conseils     France           100% owned by Axa Asset
                                                   Management Europe

Axa Asset Management              France           100% owned by Axa Asset
Distribution                                       Management Europe

UAP Gestion Financiere            France           90% by Axa-UAP and 10% by
                                                   various companies of the
                                                   Group

Assurinvestissements              France           50% by UAP-Vie, 30% by
                                                   UAP-Collectives and 20% by
                                                   UAP-Incendie-Accidents

Vendome Partcipation 4            France           100% by UAP France

Banque Worms                      France           50% by Axa-UAP and 50% by
                                                   the 3 UAP insurance
                                                   companies

Colonia Bausparkasse              Germany          100% by AXA-CKAG

Banque Ippa                       Belgium          99.9% by Royale Belge

Banque Bruxelles Lambert          Belgium          9.3% by Royale Belge, 3.1%
                                                   Royale Belge 1994

Axa Equity & Law Home Loans       U.K.             100% owned by Axa Equity &
                                                   Law Plc

Axa Equity & Law Commercial       U.K.             100% owned by Axa Equity &
Loans                                              Law Plc

Sun Life Asset Management         U.K.             100% owned by Sun Life
                                                   Assurance

New Ireland Financial Services    Ireland          100% owned by New Ireland
                                                   Holdings

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------
Alliance Capital Management       U.S.A.         59% held by Equitable Life

Donaldson Lufkin & Jenrette       U.S.A.         44.1% owned by Equitable Cies
                                                 Inc. and 36.1% by Equitable
                                                 Holding Cies

National Mutual Funds             Australia      100% owned by National Mutual
Management (Global) Ltd                          Holdings Ltd.

National Mutual Funds             USA            100% by National Mutual Funds
Management North America                         Management (Global) Ltd
Holding Inc.

Cogefin                           Luxembourg     100% owned by Axa Belgium
ORIA                              France         100% owned by Axa Millesimes

Axa Oeuvres d'Art                 France         100% by Mutuals

Axa Cantenac Brown                France         100% by Societe Beaujon

Axa Suduiraut                     France         99.6% owned by Societe Beaujon

Colisee Acti Finance 2            France         99.8% owned by Axa Assurances
                                                 Iard Mutuelle

                           AXA REAL ESTATE BUSINESS

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------
C.I.P.M.                          France         97.8% with Mutuals

Fincosa                           France         100% owned by C.I.P.M.

Prebail                           France         100% owned by Societe Beaujon
                                                 and C.F.P.

Axamur                            France         100% by different companies
                                                 and Mutuals

Parigest                          France         100% by Mutuals, C.I.P.M. and
                                                 Fincosa

Parimmo                           France         100% by the insurance
                                                 companies and Mutuals

S.G.C.I.                          France         100% by insurance companies
                                                 and Mutuals

Transaxim                         France         100% owned by S.G.C.I. and
                                                 C.P.P.

Compagnie Parisienne de           France         100% owned by S.G.C.I.
Participations

Monte Scopeto                     France         100% owned by C.P.P.

Matipierre                        France         100% by various companies

Securimmo                         France         87.12% by various companies
                                                 and Mutuals

Paris Orleans                     France         100% by various companies
                                                 and Axa Courtage Iard

Colisee Bureaux                   France         100% by various companies
                                                 and Mutuals

Colisee Premiere                  France         100% by various companies
                                                 and Mutuals
Colisee Laffitte                  France         100% by Colisee Bureaux

Fonciere Carnot Laforge           France         100% by Colisee Premiere

Parc Camoin                       France         100% by Colisee Premiere

Delta Point du Jour               France         100% owned by Matipierre

Paroi Nord de l'Arche             France         100% owned by Matipierre

Falival                           France         100% owned by Axa Reassurance

Compagnie du Gaz d'Avignon        France         99% owned by Axa Assurances
                                                 Iard

Ahorro Familiar                   France         42.2% owned by Axa Assurances
                                                 Iard

Fonciere du Val d'Oise            France         100% owned by C.P.P.

Sodarec                           France         100% owned by C.P.P.

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------
Centrexpo                         France         100% owned by C.P.P.

Fonciere de la Vile du Bois       France         100% owned by Centrexpo

Colisee Seine                     France         100% owned by various
                                                 companies

Translot                          France         100% owned by SGCI

S.N.C. Dumont d'Urville           France         100% owned by Colisee
                                                 Premiere

Colisee Federation                France         100% by SGCI

Colisee Saint Georges             France         100% by SGCI

Drouot Industrie                  France         50% by SGCI and 50% by
                                                 Axamur

Colisee Vauban                    France         99.6% by Matipierre

Fonciere Colisee                  France         100% by Matipierre and
                                                 various companies of the Group

Axa Pierre S.C.I.                 France         97.6% owned by various
                                                 companies and Mutuals

Axa Millesimes                    France         85.2% owned by AXA-UAP and
                                                 Mutuals
Chateau Suduirault                France         100% owned by Axa Millesimes

Diznoko                           Hongrie        95% owned by Axa Millesimes

Compagnie Fonciere Matignon       France         100% by different companies
                                                 and Mutuals

Equitable Real Estate             U.S.A.         100% owned by ELAS
Investment

Fidei                             France         20.7% owned by C.F.P. and
                                                 10.8% by Axamur

Finextel                          France         34.8% by 3 UAP insurance
                                                 companies

Fonciere Saint Sebastian          France         99.9% by UAP-Vie, .1% by UAP-
                                                 Incendie-Accidents

Fonciere Vendome                  France         92.1% by various companies of
                                                 the Group

La Holding Vendome                France         100% by UAP-Incendie-Accidents

10 Bd Haussmann                  France         69% by Fonciere Vendome, 31%
                                                 by UAP-Incendie-Accidents

37-39 Lc Peletier                 France         100% by UAP-Incendie-Accidents

Simco                             France         33.4% by various companies of
                                                 the Group

Ugici                             France         68.1% by the 3 UAP insurance
                                                 companies

Ugicomi                           France         41.7% by various companies of
                                                 the Group

Ugif                              France         47.6% by various companies of
                                                 the Group

Ugil                              France         89.5% by the 3 UAP insurance
                                                 companies and 5.8% by Ugif

Ugipar                            France         95.7% by the 3 UAP insurance
                                                 companies and 4.3% by
                                                 Fonciere Vendome

Union Immobiliere de France       France         34.65% the 3 UAP insurance
                                                 companies

Quinta do Noval Vinhos S.A.       Portugal       99.6% owned by Axa Millesimes

                              OTHER AXA BUSINESS

COMPANY                            COUNTRY         VOTING POWER
-------                            -------         ------------
A.N.F.                             France          95.4% owned by Finaxa

Lucia                              France          20.6% owned by Axa Assurances
                                                   Iard and 8.6% by Mutuals

Schneider                          France          10.4%

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                                     NOTES


1. The year of formation or acquisition and state or country of incorporation of each affiliate is shown.

2. The chart omits certain relatively inactive special purpose real estate subsidiaries, partnerships, and joint ventures formed to operate or develop a single real estate property or a group of related properties, and certain inactive name-holding corporations.


3. All ownership interests on the chart are 100% common stock ownership except: (a) The Equitable Companies Incorporated's 42.5% interest in Donaldson, Lufkin & Jenrette, Inc. and Equitable Holdings, LLC's
       36.1% interest in same; (b) as noted for certain partnership interests;
       (c) Equitable Life's ACMC, Inc.'s and Equitable Capital Management Corporation's limited partnership interests in Alliance Capital Management L.P.; and (d) as noted for certain subsidiaries of Alliance Capital Management Corp. of Delaware, Inc.


4. The operational status of the entities shown as having been formed or authorized but "not yet fully operational" should be checked with the appropriate operating areas, especially for those that are start-up situations.

5. The following entities are not included in this chart because, while they have an affiliation with The Equitable, their relationship is not the ongoing equity-based form of control and ownership that is characteristic of the affiliations on the chart, and, in the case of the first two entities, they are under the direction of at least a majority of "outside" trustees:

                              The Equitable Funds
                            The Hudson River Trust
                               EQ Advisors Trust
                               Separate Accounts


6.     This chart was last revised on February 20, 1998.

Item 27. Number of Contractowners


         As of January 30, 1998, there were 13,182 owners of qualified and non-qualified contracts offered by the registrant under this Registration Statement (File No. 33-83750).


Item 28. Indemnification

         Indemnification of Principal Underwriter

         To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Distributors, Inc. has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Distributors, Inc.

         Undertaking

         Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) Equitable Distributors, Inc., an indirect wholly-owned subsidiary of Equitable, is the principal underwriter for Separate Account No. 45. The principal business address of Equitable Distributors, Inc. is 1290 Avenue of the Americas, NY, NY 10104.

         (b) Set forth below is certain information regarding the directors and principal officers of Equitable Distributors, Inc. The business address of the persons whose names are preceded by an asterisk is that of Equitable Distributors, Inc.

NAME AND PRINCIPAL                    POSITIONS AND OFFICES
BUSINESS ADDRESS                      WITH UNDERWRITER
----------------                      ----------------
*Jose S. Suquet                       Chairman of the Board and Director


 James A. Shepherdson, III            Co-Chief Executive Officer, Co-President,
 660 Newport Center Drive             Managing Director, and Director
 Suite 1200
 Newport Beach, CA 92660

 Greg Brakovich                       Co-Chief Executive Officer, Co-President,
 660 Newport Center Drive             Managing Director, and Director
 Suite 1200
 Newport Beach, CA 92660


 Edward J. Hayes                      Director
 200 Plaza Drive
 Secaucus, NJ 07096-1583

*Charles Wilder                       Director


 Thomas D. Bullen                     Chief Financial Officer
 200 Plaza Drive
 Secaucus, NJ 07096-1583

*Mary P. Breen                        Vice President and Counsel


 Debora Buffington                    Chief Compliance Officer
 660 Newport Center Drive
 Newport Beach, CA 92660


*Ronald R. Quist                      Treasurer

*Janet Hannon                         Secretary

*Linda Galasso                        Assistant Secretary


         (c) The information under "Distribution of the Certificates" in the Prospectus forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by Equitable at 1290 Avenue of the Americas, New York,

New York 10104. The policies files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.


Item 31. Management Services

         Not applicable.


Item 32. Undertakings

The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Equitable represents that the fees and charges deducted under the Certificates described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the respective Certificates. Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Certificates include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.

                                  SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement or amendment thereto to be signed on its behalf, in the City and State of New York, on this 27th day of February, 1998.



                                         SEPARATE ACCOUNT No. 45 OF
                                         THE EQUITABLE LIFE ASSURANCE SOCIETY
                                         OF THE UNITED STATES
                                                     (Registrant)

                                         By: The Equitable Life Assurance
                                             Society of the United States


                                         By: /s/ Jerome S. Golden
                                            ---------------------------------
                                             Jerome S. Golden
                                             Executive Vice President,
                                             Product Development Group,
                                             The Equitable Life Assurance
                                             Society of the United States

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this registration statement or amendment thereto to be signed on its behalf, in the City and State of New York, on this 27th day of February, 1998.



                                         THE EQUITABLE LIFE ASSURANCE SOCIETY
                                                 OF THE UNITED STATES
                                                      (Depositor)


                                         By: /s/ Jerome S. Golden
                                            ---------------------------------
                                             Jerome S. Golden
                                             Executive Vice President,
                                             Product Development Group,
                                             The Equitable Life Assurance
                                             Society of the United States



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:
Edward D. Miller                Chairman of the Board, Chief Executive Officer
                                and Director

Michael Hegarty                 President, Chief Operating Officer and Director


PRINCIPAL FINANCIAL OFFICER:


Stanley B. Tulin                Vice Chairman of the Board, Chief Financial
                                Officer and Director


PRINCIPAL ACCOUNTING OFFICER:


/s/ Alvin H. Fenichel           Senior Vice President and Controller
---------------------------
Alvin H. Fenichel
February 27, 1998

DIRECTORS:
Claude Bebear             Norman C. Francis          George T. Lowy
Francoise Colloc'h        Donald J. Greene           Joseph J. Melone
Henri de Castries         John T. Hartley            Edward D. Miller
Joseph L. Dionne          John H.F. Haskell, Jr.     Didier Pineau-Valencienne
William T. Esrey          Michael Hegarty            George J. Sella, Jr.
Jean-Rene Fourtou         W. Edwin Jarmain           Stanley B. Tulin
                          G. Donald Johnston, Jr.    Dave H. Williams

By: /s/ Jerome S. Golden
   ------------------------
        Jerome S. Golden
        Attorney-in-Fact
        February 27, 1998

                                 EXHIBIT INDEX


EXHIBIT NO.                                                                     TAG VALUE
-----------                                                                     ---------

 1              Resolutions of the Board of Directors of The                    EX-99.1 RESOLUTIONS
                Equitable Life Assurance Society of the United
                States ("Equitable") authorizing the establishment
                of the Registrant.

 3(a)           Form of Distribution Agreement among Equitable                  EX-99.3a DIST AGREE
                Distributors, Inc., Separate Account No. 45 and
                Equitable Life Assurance Society of the United
                States.

 3(b)           Form of Sales Agreement among Equitable Distributors,           EX-99.3b SALES AGREE
                Inc., as Distributor, a Broker-Dealer (to be named)
                and a General Agent (to be named).

 3(c)           Form of The Hudson River Trust Sales Agreement by and           EX-99.3c SALES AGREE
                among Equico Securities, Inc., The Equitable Life
                Assurance Society of the United States, Equitable
                Distributors, Inc. and Separate Account No. 45 of
                The Equitable Life Assurance Society of the United
                States.

 4(a)           Form of group annuity contract no. 1050-94IC.                   EX-99.4a CONTRACT

 4(b)           Form of group annuity certificate nos. 94ICA and 94ICB.         EX-99.4b CERTIFICATE

 4(c)           Forms of endorsements nos. 94ENIRAI, 94ENNQI and                EX-99.4c ENDORSEMENT
                94ENMVAI to contract no. 1050-94IC and data pages
                nos. 94ICA/BIM and 94ICA/BMVA.

 4(d)           Forms of data pages no. 94ICA/BIM (IRA) and (NQ).               EX-99.4d DATA PGS

 4(e)           Form of endorsement no. 95ENLCAI to contract no.                EX-99.4e ENDORSEMENT
                1050-94IC and data pages no. 94ICA/BLCA.

 4(m)           Form of data pages No. 94ICB and 94ICBMVA for Equitable         EX-99.4m DATA PGS
                Accumulator (IRA) Certificates.

 4(n)           Form of data pages No. 94ICB and 94ICBMVA for Equitable         EX-99.4n DATA PGS
                Accumulator (NQ) Certificates.

 4(o)           Form of data pages No. 94ICB and 94ICBMVA for Equitable         EX-99.4o DATA PGS
                Accumulator (QP) Certificates.

 4(p)           Form of data pages No. 94ICB, 94ICBMVA and 94ICBLCA for         EX-99.4p DATA PGS
                Assured Payment Option Certificates.

 4(q)           Form of data pages No. 94ICB, 94ICBMVA and 94ICBLCA for         EX-99.4q DATA PGS
                APO Plus Certificates.

 4(s)           Form of Endorsement applicable to Non-Qualified                 EX-99.4s ENDORSEMENT
                Certificates No. 98ENJONQI.

 4(t)           Form of Endorsement applicable to Charitable                    EX-99.4t ENDORSEMENT
                Remainder Trusts No. 97ENCRTI.

 5(a)           Forms of application used with the IRA, NQ and Fixed            EX-99.5a APPLICATION
                Annuity Markets.

 5(e)           Form of Enrollment Form/Application No. 126737 (5/98) for       EX-99.5e ENROLL/APPL
                Equitable Accumulator (IRA, NQ and QP).

 9              Opinion and Consent of Mary P. Breen, Esq., Vice                EX-99.9 OPINION
                President and Associate General Counsel of Equitable,
                as to the legality of the securities registered under
                this Registration Statement No. 33-83750.

10(b)(4)        Power of Attorney for Michael Hegarty.                          EX-99.10b4 POW ATTY

13(a)           Formulae for Determining Money Market Fund Yield for a          EX-99.13a FORMULAE
                Seven-Day Period for the INCOME MANAGER.

13(b)           Formulae for Determining Cumulative and Annualized              EX-99.13b FORMULAE
                Rates of Return for the INCOME MANAGER.

13(c)           Formulae for Determining Standardized Performance               EX-99.13c FORUMULAE
                Value and Annualized Average Performance Ratio for
                INCOME MANAGER Certificates.
